UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2007

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Premier Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund
Dreyfus Premier Midcap Stock Fund
Dreyfus Disciplined Stock Fund
Dreyfus Premier Large Company Stock Fund
Dreyfus Money Market Reserves
Dreyfus Municipal Reserves
Dreyfus Premier Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Small Cap Value Fund
Dreyfus Premier Strategic Income Fund

FORM N-CSR
Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
23	Statement of Financial Futures
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
27	Financial Highlights
28	Notes to Financial Statements
35	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
S&P 500 Stock Index Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as a cooling housing market took its toll on consumer and business spending, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.”Yet, labor markets remained relatively strong and the general markets continued toward record price levels. Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly rising unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, continued high pace of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in the financial markets, and your financial advisor can help determine the appropriate investments for you and position your investment portfolio for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Tom Durante, CFA, Portfolio Manager

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2007, the fund produced a total return of 8.50% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced an 8.60% return for the same period.2,3

Despite occasional bouts of volatility during the reporting period, the U.S. stock market advanced in an environment of robust corporate earnings, subdued inflation and stable interest rates.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and other operating expenses that are not reflected in the S&P 500 Index’s results.

What is the fund’s investment approach?

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.The S&P 500 Index is dominated by large-cap, blue-chip stocks that comprise nearly 75% of total U.S. market capitalization.

What other factors influenced the fund’s performance?

During the reporting period, U.S. economic growth slowed gradually, led by weakness in the housing market. In contrast to the United States, many international economies have flourished during the reporting period, most notably China, Europe, Australia and New Zealand.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

These trends suggest that the United States may have passed the baton in driving the growth of the global economy, at least temporarily, to other countries.

In this environment, U.S. stocks posted generally favorable returns over the first few months of the reporting period, fueled by rising mergers-and-acquisitions activity, strong corporate earnings, low unemployment, stable interest rates and subdued inflation. Turmoil in Chinese equity markets and the U.S. sub-prime mortgage market in late February produced heightened volatility in the U.S. financial markets, but the decline proved to be short-lived.The stock market rallied strongly in late March and April, and the S&P 500 Index ended the reporting period just shy of the all-time high set in March 2000.

Energy stocks ranked among the stronger contributors to the S&P 500 Index’s results for the reporting period. Integrated energy producers and oil services providers fared especially well, largely because they were able to offset the effects of volatile oil prices with more consistent results from their natural gas and chemicals divisions. In addition, oil refineries benefited from a scarcity of capacity. Utilities stocks also fared well during the reporting period, due to greater demand for electric power in a moderately growing economy.

A number of insurance companies, asset management firms and mutual fund companies within the financials sector contributed positively to the performance of the S&P 500 Index. Insurance companies posted generally strong returns due to greater pricing power and a lack of catastrophic claims compared to previous reporting periods. In addition, many insurance companies achieved higher sales of variable annuity products, life insurance and directors-and-officers liability insurance. Banks generally benefited from good results produced by their international operations and credit card businesses, while asset management firms gained value amid robust stock market trading volumes and increased mergers-and-acquisitions activity.

Within the information technology sector, some of the larger integrated technology companies rallied on the strength of improved business-to-business sales, while companies of personal computers and electronic

4

consumer products benefited from pricing concessions extracted from its suppliers. In the consumer discretionary sector, media stocks gained value in an improving environment for their television news, film and publishing divisions, while consumer staples stocks benefited from good performance among beverage producers and a long-awaited spin-off in the food-and-tobacco industry.

On the other hand, relatively few industry groups detracted from the S&P 500 Index’s overall return during the reporting period.Automobile manufacturers disappointed due to shrinking domestic auto and weakness. Other laggards included air and ground freight companies, which suffered in a slowing U.S. economy.

What is the fund’s current strategy?

As an index fund, our strategy is to attempt to replicate the returns of the S&P 500 Index by maintaining an asset allocation that closely approximates that of the S&P 500 Index. In our view, an investment in a broadly diversified index fund, such as Dreyfus BASIC S&P 500 Stock Index Fund, may help investors in their efforts to manage stock market risk by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	“Standard & Poor’s®,”“S&P®,”“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007

Expenses paid per $1,000 †	$ 1.03
Ending value (after expenses)	$1,085.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007

Expenses paid per $1,000 †	$ 1.00
Ending value (after expenses)	$1,023.80

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied bt 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—95.8%	Shares	Value ($)

Consumer Cyclical—6.3%
Abercrombie & Fitch, Cl. A	10,100	824,766
AutoZone	5,700 [a]	758,328
Bed Bath & Beyond	32,400 [a]	1,319,976
Best Buy	46,350	2,162,227
Circuit City Stores	16,186	282,446
Coach	42,300 [a]	2,065,509
Costco Wholesale	51,700	2,769,569
CVS	176,200	6,385,488
Darden Restaurants	16,650	690,642
Dillard’s, Cl. A	7,000	242,410
Family Dollar Stores	17,300	550,832
Federated Department Stores	52,560	2,308,435
Gap	60,250	1,081,487
Harrah’s Entertainment	21,294	1,816,378
Hilton Hotels	44,450	1,511,300
Home Depot	233,400	8,838,858
J.C. Penney	25,750	2,036,567
Jones Apparel Group	12,400	414,036
Kohl’s	37,400 [a]	2,769,096
Limited Brands	39,100	1,077,987
Liz Claiborne	11,800	527,696
Lowe’s Cos.	174,200	5,323,552
Marriott International, Cl. A	37,700	1,704,417
McDonald’s	137,600	6,643,328
NIKE, Cl. B	43,200	2,326,752
Nordstrom	26,200	1,438,904
Office Depot	31,650 [a]	1,064,073
OfficeMax	8,614	423,981
Polo Ralph Lauren	7,000	644,770
RadioShack	15,452	449,190
Sears Holdings	9,541 [a]	1,821,472
Southwest Airlines	90,193	1,294,270
Staples	82,000	2,033,600
Starbucks	85,900 [a]	2,664,618
Starwood Hotels & Resorts Worldwide	24,550	1,645,341
Target	98,250	5,833,102

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Tiffany & Co.	15,500	739,195
TJX Cos.	52,050	1,451,675
VF	10,250	900,053
Wal-Mart Stores	281,300	13,479,896
Walgreen	114,500	5,026,550
Wendy’s International	9,897	373,117
Wyndham Worldwide	21,617 a	747,948
Yum! Brands	30,160	1,865,698
		100,329,535
Consumer Discretionary—.3%
AutoNation	17,100 a	349,524
Big Lots	12,500 a	402,500
Dow Jones & Co.	7,450	270,659
Interpublic Group of Cos.	53,600 a	679,648
Johnson Controls	22,456	2,297,922
		4,000,253
Consumer Hard Goods—2.2%
Brunswick	10,350	339,066
Eastman Kodak	32,850	818,294
Ford Motor	216,411	1,739,944
General Motors	64,650	2,019,020
Genuine Parts	19,500	963,495
Goodyear Tire & Rubber	20,600 a	685,156
Harley-Davidson	29,450	1,864,774
Harman International Industries	7,500	914,175
Hasbro	18,375	580,834
International Game Technology	38,700	1,476,018
Johnson & Johnson	330,996	21,256,563
Leggett & Platt	20,300	477,456
Mattel	44,950	1,272,085
Whirlpool	8,981	952,255
		35,359,135
Consumer Staples—6.5%
Anheuser-Busch Cos.	87,300	4,294,287
Archer-Daniels-Midland	74,635	2,888,374
Avon Products	50,472	2,008,786
Brown-Forman, Cl. B	9,000 a	575,370

8

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
Campbell Soup	24,950	975,545
Clorox	17,250	1,157,130
Coca-Cola	230,400	12,024,576
Coca-Cola Enterprises	31,850	698,789
Colgate-Palmolive	58,700	3,976,338
ConAgra Foods	57,782	1,420,282
Constellation Brands, Cl. A	24,100 a	540,081
Dean Foods	14,700	535,521
Estee Lauder Cos., Cl. A	13,300	683,886
Fortune Brands	17,421	1,395,422
General Mills	39,500	2,366,050
H.J. Heinz	37,150	1,750,136
Hershey	19,800	1,088,208
Kellogg	28,650	1,515,871
Kimberly-Clark	52,200	3,715,074
Kraft Foods, Cl. A	187,570	6,277,968
Kroger	81,000	2,390,310
McCormick & Co.	14,900	553,088
Molson Coors Brewing, Cl. B	5,365	505,812
Newell Rubbermaid	31,778	974,631
Pactiv	15,150 a	523,887
Pepsi Bottling Group	15,000	492,150
PepsiCo	187,320	12,379,979
Procter & Gamble	360,877	23,208,000
Reynolds American	19,600	1,259,496
Safeway	50,350	1,827,705
Sara Lee	83,900	1,376,799
SUPERVALU	23,733	1,089,345
SYSCO	70,608	2,311,706
Tyson Foods, Cl. A	28,900	605,744
UST	18,400	1,042,912
Whole Foods Market	16,100	753,319
Wm. Wrigley Jr.	24,987	1,471,235
		102,653,812
Financial—23.5%
ACE	37,400	2,223,804
Aflac	56,300	2,890,442

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Allstate	70,750	4,409,140
Ambac Financial Group	11,700	1,074,060
American Express	136,400	8,275,388
American International Group	297,596	20,804,936
Ameriprise Financial	27,380	1,628,289
AON	34,150	1,323,312
Apartment Investment & Management, Cl. A	11,200	619,360
Archstone-Smith Trust	25,200	1,313,172
Assurant	11,500	661,595
AvalonBay Communities	9,100	1,112,566
Bank of America	511,484	26,034,536
Bank of New York	86,428	3,498,605
BB & T	62,000	2,580,440
Bear Stearns Cos.	13,698	2,132,779
Boston Properties	13,600	1,598,816
Capital One Financial	47,000	3,490,220
Charles Schwab	117,450	2,245,644
Chicago Mercantile Exchange Holdings, Cl. A	4,000	2,067,000
Chubb	46,700	2,513,861
Cincinnati Financial	19,737	892,902
CIT Group	22,100	1,318,265
Citigroup	560,726	30,066,128
Comerica	18,000	1,114,380
Commerce Bancorp/NJ	21,400	715,616
Countrywide Financial	67,498	2,502,826
Developers Diversified Realty	14,500	943,950
E*TRADE FINANCIAL	48,900 [a]	1,079,712
Equity Residential	33,650	1,562,370
Fannie Mae	110,750	6,525,390
Federated Investors, Cl. B	10,150	387,324
Fifth Third Bancorp	63,591	2,581,159
First Horizon National	14,300	560,703
Franklin Resources	19,100	2,508,021
Freddie Mac	79,250	5,133,815
General Electric	1,176,150	43,352,889
Genworth Financial, Cl. A	50,400	1,839,096
Goldman Sachs Group	47,050	10,285,600

10

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
H & R Block	36,900	834,309
Hartford Financial Services Group	36,600	3,703,920
Host Hotels & Resorts	59,600	1,528,144
Hudson City Bancorp	56,600	753,912
Huntington Bancshares/OH	26,976	598,328
Janus Capital Group	21,700	542,934
JPMorgan Chase & Co.	397,248	20,696,621
KeyCorp	45,250	1,614,520
Kimco Realty	25,900	1,245,013
Legg Mason	15,000	1,487,850
Lehman Brothers Holdings	60,200	4,531,856
Lincoln National	31,650	2,251,898
Loews	51,600	2,441,712
M & T Bank	8,800	979,792
Marsh & McLennan Cos.	63,200	2,007,232
Marshall & Ilsley	29,250	1,404,585
MBIA	15,400	1,071,224
Mellon Financial	47,600	2,043,468
Merrill Lynch & Co.	101,150	9,126,764
MetLife	86,100	5,656,770
MGIC Investment	9,450	582,214
Morgan Stanley	121,760	10,229,058
National City	67,800	2,478,090
Northern Trust	21,550	1,356,572
Plum Creek Timber	20,300	805,910
PNC Financial Services Group	39,550	2,930,655
Principal Financial Group	30,650	1,945,969
Progressive	85,100	1,963,257
ProLogis	29,300	1,898,640
Prudential Financial	53,650	5,096,750
Public Storage	14,000	1,306,480
Regions Financial	83,702	2,937,103
Safeco	12,100	807,554
Simon Property Group	25,350	2,922,348
SLM	46,950	2,527,318
Sovereign Bancorp	41,335	1,003,200
State Street	38,200	2,630,834

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
SunTrust Banks	40,600	3,427,452
Synovus Financial	37,400	1,180,344
T. Rowe Price Group	30,300	1,505,304
Torchmark	11,216	766,053
Travelers Cos.	77,227	4,177,981
U.S. Bancorp	202,557	6,957,833
Unum Group	39,172	974,599
Vornado Realty Trust	14,900	1,767,587
Wachovia	217,957	12,105,332
Washington Mutual	101,644	4,267,015
Wells Fargo & Co.	386,460	13,870,049
Western Union	88,272	1,858,126
XL Capital, Cl. A	20,700	1,614,186
Zions Bancorporation	12,550	1,026,590
		369,309,366
Health Care—10.3%
Abbott Laboratories	176,450	9,990,599
Aetna	59,108	2,770,983
Allergan	17,550	2,127,060
AmerisourceBergen	21,700	1,084,783
Amgen	133,566 [a]	8,566,923
Applera—Applied Biosystems Group	21,000	656,040
Barr Pharmaceuticals	12,200 [a]	589,992
Bausch & Lomb	6,214	365,570
Baxter International	74,300	4,207,609
Becton, Dickinson & Co.	28,000	2,203,320
Biogen Idec	39,140 [a]	1,847,799
Biomet	27,975	1,208,520
Boston Scientific	135,403 [a]	2,090,622
Bristol-Myers Squibb	231,000	6,666,660
C.R. Bard	11,800	980,934
Cardinal Health	45,750	3,200,213
Celgene	43,200 [a]	2,642,112
CIGNA	11,100	1,727,049
Coventry Health Care	18,200 [a]	1,052,506
Eli Lilly & Co.	112,850	6,672,821
Express Scripts	15,500 [a]	1,481,025

12

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Forest Laboratories	36,400 [a]	1,936,844
Genzyme	30,150 [a]	1,969,097
Gilead Sciences	53,100 [a]	4,339,332
Hospira	17,845 [a]	723,615
Humana	19,050 [a]	1,204,722
King Pharmaceuticals	27,850 [a]	569,533
Laboratory Corp. of America Holdings	14,000 [a]	1,105,160
Manor Care	8,350	541,831
McKesson	33,804	1,988,689
Medco Health Solutions	32,969 [a]	2,572,241
MedImmune	27,150 [a]	1,538,862
Medtronic	131,700	6,970,881
Merck & Co.	247,750	12,744,260
Millipore	6,150 [a]	454,054
Mylan Laboratories	28,000	614,040
Patterson Cos.	15,900 [a]	573,354
PerkinElmer	13,982	338,364
Pfizer	810,540	21,446,888
Quest Diagnostics	18,200	889,798
Schering-Plough	170,200	5,400,446
St. Jude Medical	39,400 [a]	1,685,926
Stryker	34,100	2,214,454
Tenet Healthcare	53,950 [a]	400,309
Thermo Fisher Scientific	48,000 [a]	2,498,880
UnitedHealth Group	154,900	8,218,994
Varian Medical Systems	14,700 [a]	620,487
Waters	11,600 [a]	689,388
Watson Pharmaceuticals	11,650 [a]	318,045
WellPoint	70,000 [a]	5,527,900
Wyeth	153,950	8,544,225
Zimmer Holdings	27,120 [a]	2,453,818
		163,227,577
Industrial—7.3%
Allied Waste Industries	29,200 [a]	390,404
American Standard Cos.	19,950	1,098,447
Apollo Group, Cl. A	16,000 [a]	756,800
Black & Decker	7,550	684,936

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Boeing	90,244	8,392,692
Burlington Northern Santa Fe	41,017	3,590,628
C.H. Robinson Worldwide	19,800	1,058,508
Caterpillar	73,900	5,366,618
CB Richard Ellis Group, Cl. A	21,400 a	724,390
Centex	13,628	610,126
Cintas	15,500	580,785
Cooper Industries, Cl. A	20,900	1,039,984
CSX	50,000	2,158,500
Cummins	11,894	1,096,151
D.R. Horton	31,200	692,016
Deere & Co.	25,900	2,833,460
Eaton	16,742	1,493,554
Emerson Electric	91,300	4,290,187
FedEx	35,092	3,700,100
Fluor	10,039	959,929
General Dynamics	46,400	3,642,400
Goodrich	14,300	812,812
Honeywell International	91,500	4,957,470
Illinois Tool Works	47,300	2,426,963
Ingersoll-Rand, Cl. A	35,200	1,571,680
ITT Industries	20,800	1,327,248
KB Home	8,800	388,168
L-3 Communications Holdings	14,200	1,277,006
Lennar, Cl. A	15,800	674,818
Lockheed Martin	40,550	3,898,477
Masco	44,818	1,219,498
Molex	16,225	484,803
Monster Worldwide	14,650 a	616,033
Norfolk Southern	45,400	2,417,096
Northrop Grumman	40,012	2,946,484
Paccar	28,361	2,381,757
Pall	14,053	589,523
Parker Hannifin	13,290	1,224,541
Pulte Homes	24,292	653,455
Raytheon	51,000	2,730,540
Robert Half International	19,250	641,025

14

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Rockwell Automation	18,900	1,125,306
Rockwell Collins	19,200	1,260,864
Ryder System	6,950	365,848
Snap-On	6,750	367,875
Stanley Works	9,477	552,320
Terex	11,700 [a]	910,845
Textron	14,350	1,458,964
Tyco International	226,182	7,380,319
Union Pacific	30,950	3,536,037
United Parcel Service, Cl. B	121,950	8,588,938
United Technologies	113,856	7,643,153
Vulcan Materials	10,850	1,341,820
W.W. Grainger	8,200	677,484
Waste Management	60,942	2,279,840
		115,889,625
Information Technology—6.3%
Affiliated Computer Services, Cl. A	11,300 [a]	676,983
Altera	40,800	919,632
Amazon.com	35,600 [a]	2,183,348
Autodesk	26,500 [a]	1,093,655
Automatic Data Processing	63,450	2,840,022
Carnival	50,600	2,473,834
CBS, Cl. B	84,400	2,681,388
Clear Channel Communications	56,750	2,010,653
Cognizant Technology Solutions, Cl. A	16,300 [a]	1,457,220
Comcast, Cl. A	355,694 [a]	9,482,802
Computer Sciences	19,850 [a]	1,102,469
Compuware	36,750 [a]	362,723
Convergys	15,550 [a]	392,793
DIRECTV Group	88,600 [a]	2,112,224
Dollar General	35,646	761,042
E.W. Scripps, Cl. A	9,500	411,350
eBay	130,000 [a]	4,412,200
Electronic Data Systems	58,850	1,720,774
Equifax	14,250	567,150
Fidelity National Information Services	18,600	939,858
First Data	86,072	2,788,733

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Fiserv	19,550 [a]	1,039,473
Gannett	26,850	1,532,061
Google, Cl. A	24,900 [a]	11,737,362
IAC/InterActiveCorp	24,800 [a]	945,376
IMS Health	22,300	654,059
McGraw-Hill Cos.	40,600	2,660,518
Meredith	4,460	258,323
Moody’s	26,800	1,772,016
New York Times, Cl. A	16,486	385,772
News, Cl. A	268,300	6,007,237
Omnicom Group	19,150	2,005,196
Paychex	38,775	1,438,553
R.R. Donnelley & Sons	25,000	1,005,000
Time Warner	436,400	9,002,932
Tribune	20,341	667,185
Unisys	39,200 [a]	307,328
VeriSign	28,000 [a]	765,800
Viacom, Cl. B	79,200 [a]	3,267,000
Walt Disney	234,300	8,195,814
Yahoo!	139,600 [a]	3,914,384
		98,952,242
Materials—3.4%
3M	83,900	6,944,403
Air Products & Chemicals	24,750	1,893,375
Alcoa	99,438	3,529,055
Allegheny Technologies	11,633	1,274,744
Ashland	6,400	383,680
Avery Dennison	10,492	652,602
Ball	11,800	598,142
Bemis	12,000	398,640
Consol Energy	20,900	875,083
Dow Chemical	109,713	4,894,297
E.I. du Pont de Nemours & Co.	105,694	5,196,974
Eastman Chemical	9,526	644,910
Ecolab	20,350	874,846
Freeport-McMoRan Copper & Gold, Cl. B	42,878	2,879,686

16

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Hercules	13,250 [a]	249,630
International Flavors & Fragrances	8,900	433,163
International Paper	51,738	1,951,557
MeadWestvaco	20,846	695,423
Monsanto	62,176	3,667,762
Newmont Mining	51,624	2,152,721
Nucor	34,400	2,183,024
Peabody Energy	30,300	1,453,794
PPG Industries	18,721	1,377,491
Praxair	36,600	2,362,530
Rohm & Haas	16,255	831,768
Sealed Air	18,462	607,400
Sherwin-Williams	12,800	816,256
Sigma-Aldrich	15,100	635,408
Temple-Inland	12,000	710,880
United States Steel	13,550	1,375,867
Weyerhaeuser	24,200	1,917,124
		54,462,235
Oil & Gas Producers—9.6%
Anadarko Petroleum	52,950	2,470,647
Apache	37,826	2,742,385
Baker Hughes	36,670	2,947,901
BJ Services	33,500	960,110
Chesapeake Energy	46,800	1,579,500
Chevron	246,764	19,195,772
ConocoPhillips	188,081	13,043,417
Devon Energy	50,800	3,701,796
El Paso	79,836	1,197,540
ENSCO International	17,300	975,374
EOG Resources	27,900	2,048,976
Exxon Mobil	651,156	51,688,763
Halliburton	104,500	3,319,965
Hess	30,950	1,756,413
Kinder Morgan	12,300	1,310,688
Marathon Oil	39,585	4,019,857
Murphy Oil	21,500	1,191,960

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Oil & Gas Producers (continued)
Nabors Industries	31,900 [a]	1,024,628
National Oilwell Varco	20,100 [a]	1,705,485
Noble	15,350	1,292,624
Occidental Petroleum	95,900	4,862,130
Questar	9,800	951,874
Rowan Cos.	12,660	463,862
Schlumberger	134,800	9,952,284
Smith International	22,800	1,195,632
Spectra Energy	71,790	1,873,719
Sunoco	13,836	1,045,033
Transocean	33,550 [a]	2,892,010
Valero Energy	69,100	4,852,893
Weatherford International	38,700 [a]	2,031,363
Williams Cos.	68,400	2,017,800
XTO Energy	42,066	2,282,922
		152,595,323
Technology—13.2%
ADC Telecommunications	13,350 [a]	245,640
Adobe Systems	67,300 [a]	2,796,988
Advanced Micro Devices	63,500 [a]	877,570
Agilent Technologies	46,208 [a]	1,588,169
Altria Group	240,000	16,540,800
Analog Devices	38,200	1,475,284
Apple Computer	98,600 [a]	9,840,280
Applied Materials	159,750	3,070,395
Avaya	51,868 [a]	670,135
BMC Software	23,350 [a]	755,840
Broadcom, Cl. A	53,975 [a]	1,756,886
CA	47,049	1,282,556
Ciena	9,771 [a]	284,922
Cisco Systems	690,850 [a]	18,473,329
Citrix Systems	20,650 [a]	673,190
Compass Bancshares	14,900	1,015,882
Corning	179,500 [a]	4,257,740

18

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Danaher	27,200	1,936,368
Dell	259,800 [a]	6,549,558
Dover	23,400	1,126,008
Electronic Arts	35,500 [a]	1,789,555
EMC/Massachusetts	241,100 [a]	3,659,898
Hewlett-Packard	306,065	12,897,579
Intel	659,600	14,181,400
International Business Machines	172,200	17,600,562
Intuit	39,200 [a]	1,115,240
Jabil Circuit	21,000	489,300
JDS Uniphase	24,162 [a]	398,190
Juniper Networks	65,100 [a]	1,455,636
KLA-Tencor	22,800	1,266,540
Lexmark International, Cl. A	11,000 [a]	599,500
Linear Technology	34,200	1,279,764
LSI	88,432 [a]	751,672
Maxim Integrated Products	36,650	1,162,538
Micron Technology	86,350 [a]	990,434
Microsoft	985,550	29,507,367
Motorola	273,406	4,738,126
National Semiconductor	32,400	852,120
NCR	20,500 [a]	1,033,200
Network Appliance	42,450 [a]	1,579,564
Novell	38,500 [a]	281,050
Novellus Systems	14,350 [a]	464,510
NVIDIA	40,700 [a]	1,338,623
Oracle	456,350 [a]	8,579,379
Pitney Bowes	25,156	1,207,488
PMC-Sierra	24,450 [a]	188,998
QLogic	18,200 [a]	325,416
QUALCOMM	189,500	8,300,100
SanDisk	26,000 [a]	1,129,700
Sanmina-SCI	60,150 [a]	207,518
Solectron	102,550 [a]	343,542

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Sun Microsystems	411,800 [a]	2,149,596
Symantec	105,766 [a]	1,861,482
Tektronix	9,268	272,387
Tellabs	50,050 [a]	531,531
Teradyne	21,750 [a]	379,538
Texas Instruments	165,100	5,674,487
Xerox	108,498 [a]	2,007,213
Xilinx	38,000	1,120,240
		208,928,523
Telecommunication Services—3.4%
Alltel	41,250	2,585,963
AT & T	714,131	27,651,152
CenturyTel	12,700	584,835
Citizens Communications	38,700	602,559
Embarq	17,260	1,036,290
Qwest Communications International	179,374 [a]	1,592,841
Sprint Nextel	332,003	6,650,020
Verizon Communications	332,792	12,705,999
Windstream	54,500	796,790
		54,206,449
Utilities—3.5%
AES	76,000 [a]	1,671,240
Allegheny Energy	18,800 [a]	1,005,048
Ameren	23,650	1,243,281
American Electric Power	45,390	2,279,486
CenterPoint Energy	36,644	690,007
CMS Energy	25,550	473,186
Consolidated Edison	29,500	1,512,170
Constellation Energy Group	20,650	1,840,328
Dominion Resources/VA	39,934	3,641,981
DTE Energy	20,300	1,026,977
Duke Energy	143,780	2,950,366

20

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Dynergy, Cl. A	45,692 [a]	429,962
Edison International	37,300	1,952,655
Entergy	22,650	2,562,621
Exelon	76,674	5,781,986
FirstEnergy	36,531	2,500,182
FPL Group	46,400	2,986,768
Integrys Energy	8,646	485,041
KeySpan	20,100	832,341
Nicor	5,150	263,886
NiSource	31,350	770,896
PG & E	40,100	2,029,060
Pinnacle West Capital	11,400	550,506
PPL	44,000	1,918,840
Progress Energy	29,424	1,487,383
Public Service Enterprise Group	28,950	2,502,727
Sempra Energy	30,042	1,907,066
Southern	85,650	3,236,714
TECO Energy	24,000	430,800
TXU	52,540	3,445,573
Xcel Energy	46,680	1,124,521
		55,533,598
Total Common Stocks
(cost $1,019,964,697)		1,515,447,673

	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.85%, 7/5/07	3,000,000 [b]	2,974,260
5.02%, 5/10/07	100,000 [b]	99,885
5.03%, 5/3/07	150,000	149,962
Total Short-Term Investments
(cost $3,223,562)		3,224,107

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—4.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $74,653,000)	74,653,000 [c]	74,653,000

Total Investments (cost $1,097,841,259)	100.7%	1,593,324,780
Liabilities, Less Cash and Receivables	(.7%)	(11,852,056)
Net Assets	100.0%	1,581,472,724

[a] Non-income producing security.
[b] All or partially held by a broker as collateral for open financial futures positions.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	23.5	Short-Term/
Technology	13.2	Money Market Investments	4.9
Health Care	10.3	Utilities	3.5
Oil & Gas Producers	9.6	Telecommunication Services	3.4
Industrial	7.3	Materials	3.4
Consumer Staples	6.5	Consumer Hard Goods	2.2
Consumer Cyclical	6.3	Consumer Discretionary	.3
Information Technology	6.3		100.7

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES
April 30, 2007 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2007 ($)

Financial Futures Long
Standard & Poor’s 500	181	67,350,100	June 2007	2,817,188

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	1,023,188,259	1,518,671,780
Affiliated issuers	74,653,000	74,653,000
Cash		839,982
Dividends and interest receivable		1,486,763
Receivable for shares of Capital Stock subscribed		253,453
		1,595,904,978

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		254,784
Payable for investment securities purchased		11,971,057
Payable for shares of Capital Stock redeemed		1,591,377
Payable for future variation margin—Note 4		615,036
		14,432,254

Net Assets ($)		1,581,472,724

Composition of Net Assets ($):
Paid-in capital		1,145,501,643
Accumulated undistributed investment income—net		8,145,246
Accumulated net realized gain (loss) on investments		(70,474,874)
Accumulated net unrealized appreciation (depreciation)
on investments (including $2,817,188 net unrealized
appreciation on financial futures)		498,300,709

Net Assets ($)		1,581,472,724

Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		51,191,875
Net Asset Value, offering and redemption price per share ($)		30.89

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	14,489,912
Affiliated issuers	873,202
Interest	67,380
Income from securities lending	21,843
Total Income	15,452,337
Expenses:
Management fee—Note 3(a)	1,493,099
Loan commitment fees—Note 2	16,855
Interest expense—Note 2	312
Total Expenses	1,510,266
Investment Income—Net	13,942,071

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	25,672,530
Net realized gain (loss) on financial futures	429,800
Net Realized Gain (Loss)	26,102,330
Net unrealized appreciation (depreciation) on investments
(including $2,346,338 net unrealized appreciation on financial futures)	83,001,281
Net Realized and Unrealized Gain (Loss) on Investments	109,103,611
Net Increase in Net Assets Resulting from Operations	123,045,682

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	13,942,071	26,165,416
Net realized gain (loss) on investments	26,102,330	119,982,152
Net unrealized appreciation
(depreciation) on investments	83,001,281	67,468,660
Net Increase (Decrease) in Net Assets
Resulting from Operations	123,045,682	213,616,228

Dividends to Shareholders from ($):
Investment income—net	(13,345,519)	(25,690,689)

Capital Stock Transactions ($):
Net proceeds from shares sold	210,912,985	293,848,249
Dividends reinvested	10,999,221	21,961,363
Cost of shares redeemed	(205,626,628)	(481,651,128)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	16,285,578	(165,841,516)
Total Increase (Decrease) in Net Assets	125,985,741	22,084,023

Net Assets ($):
Beginning of Period	1,455,486,983	1,433,402,960
End of Period	1,581,472,724	1,455,486,983
Undistributed investment income—net	8,145,246	7,548,694

Capital Share Transactions (Shares):
Shares sold	7,118,594	10,975,257
Shares issued for dividends reinvested	378,999	835,531
Shares redeemed	(6,960,712)	(18,070,912)
Net Increase (Decrease) in Shares Outstanding	536,881	(6,260,124)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Six Months Ended April 30, 2007
			Year Ended October 31,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	28.73	25.18	23.66	21.99	18.51	22.16
Investment Operations:
Investment income—net [a]	.27	.47	.48	.35	.31	.29
Net realized and
unrealized gain (loss)
on investments	2.15	3.54	1.52	1.65	3.45	(3.64)
Total from Investment
Operations	2.42	4.01	2.00	2.00	3.76	(3.35)
Distributions:
Dividends from
investment income—net	(.26)	(.46)	(.48)	(.33)	(.28)	(.30)
Net asset value,
end of period	30.89	28.73	25.18	23.66	21.99	18.51

Total Return (%)	8.50[b]	16.13	8.48	9.19	20.56	(15.32)

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.10[b]	.20	.20	.20	.20	.20
Ratio of net investment
income to average
net assets	.93[b]	1.77	1.91	1.51	1.59	1.35
Portfolio Turnover Rate	3.00[b]	5.12	9.01	4.21	8.01	4.72

Net Assets,
end of period
($ x 1,000) 1,581,473		1,455,487	1,433,403	1,338,323	1,331,547	1,114,140

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund.The fund’s investment objective is to replicate the total return of the Standard & Poor’s 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

28

valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

30

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $67,588,647 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $22,218,197 of the carryover expires in fiscal 2011 and $45,370,450 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 was as follows: ordinary income $25,690,689. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2007, was $10,900 with a related weighted average annualized interest rate of 5.75% .

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit com-

32

mittee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The component of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $254,784.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2007, amounted to $43,945,236 and $66,746,075, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2007, are set forth in the Statement of Financial Futures.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2007, accumulated net unrealized appreciation on investments was $495,483,521, consisting of $564,789,749 gross unrealized appreciation and $69,306,228 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail no-load and front-end load pure S&P 500(r) index funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional S&P 500 index funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the 1-, 2-, 3-, 4-, 5- and 10-year periods ended November 30, 2006.The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each calendar year since the fund’s inception.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s management fee and expense ratio were below their respective Expense Group and Expense Universe medians, except that the management fee was above the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives

36

explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds and Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

38

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

The Fund 39

NOTES

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus
Bond Market
Index Fund

SEMIANNUAL REPORT April 30, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
31	Statement of Assets and Liabilities
32	Statement of Operations
33	Statement of Changes in Net Assets
35	Financial Highlights
37	Notes to Financial Statements
45	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Bond Market Index Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending. Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to
its benchmark?

For the six-month period ended April 30, 2007, the fund achieved total returns of 2.48% for its Investor shares and 2.50% for its BASIC shares.1 The fund’s benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), achieved a total return of 2.64% for the same period.2

The bond market produced respectable positive absolute returns during the reporting period in an environment of slower U.S.economic growth, low unemployment, generally subdued inflation and stable interest rates.

What is the fund’s investment approach?

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 850 securities as compared to 6,500 securities in the Index.The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of April 30, 2007, the average duration of the fund was approximately 4.47 years.

What other factors influenced the fund’s performance?

Most sectors of the bond market delivered positive, if modest, returns during the reporting period.The bond market was influenced by low unemployment and a gradual slowing of U.S. economic growth, led primarily by weakness in the housing market. Bonds also generally responded positively to stable short-term interest rates, as the Federal

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

Reserve Board (the “Fed”) left the overnight federal funds rate unchanged at 5.25% at each of its three meetings of its Federal Open Market Committee during the reporting period.

In late February 2007, investors grew concerned that rising delinquencies among the sub-prime mortgage holders stemming from a slowdown in the housing market might adversely affect consumer spending and derail economic growth. In fact, real GDP growth slowed to an estimated annualized rate of 1.3% in the first quarter of 2007, down from a rate of 2.5% in the fourth quarter of 2006. However, aside from a brief sell-off in corporate bonds and stocks in late February and early March, the impact of the sub-prime mortgage debacle on other segments of the bond market was limited.

Investment-grade corporate bonds produced some of the Index’s better returns in an environment of rising corporate profits, low default rates and robust investor demand for higher levels of current income. However, performance varied widely among the various corporate bond market sectors during the reporting period. For instance, finance companies and brokers with heavy exposure to the sub-prime mortgage market produced disappointing returns, while banks with robust international operations fared relatively well.Within the utilities sector, bonds issued by electricity producers gained value due to greater demand for electric power in a moderately growing economy. Most bonds from issuers in the industrials sector performed well, with the notable exception of homebuilders and railroads, the latter of which lagged due to takeover speculation.

Mortgage-backed securities, which comprise almost one-third of the Index, also fared relatively well during the reporting period. Stable interest rates and the slowing housing market benefited mortgage-backed securities, which tend to perform well when fewer homeowners refinance their mortgages, primarily because it reduces the risk of larger-than-expected prepayments of existing mortgages. In addition, commercial mortgage-backed securities produced generally attractive

4

returns, bolstered by low default rates, ongoing mergers-and-acquisitions activity and strong commercial real estate markets across the country. Finally, U.S. government agency securities and U.S. Treasury securities contributed positively to the Index’s performance,albeit to a lesser degree than other market sectors, amid robust demand from overseas investors.

Another noteworthy development in the bond market during the reporting period was the U.S.Treasury’s decision to discontinue issuance of its three-year note. The decision was largely based on sizeable increases in tax receipts from corporations and individuals and recent forecasts of corporate profits, stock prices and employment that suggest these trends are likely to continue over the near term.

What is the fund’s current strategy?

As always, we intend to continue to employ our strategy of closely monitoring the Index in an attempt to replicate its return.Accordingly, as of April 30, 2007, approximately 37% of the fund’s assets were invested in mortgage-backed securities, 25% in corporate bonds and asset-backed securities, 24% in U.S. Treasury securities, 10% in U.S. government agency bonds and 4% in securitized assets. In addition, all of the fund’s corporate securities were at least BBB-rated or better as of the reporting period’s end, which is closely aligned with the overall credit quality of the Index.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

T h e F u n d 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Investor Shares	BASIC Shares

Expenses paid per $1,000 †	$ 2.10	$ .75
Ending value (after expenses)	$1,024.80	$1,025.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS(Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Investor Shares	BASIC Shares

Expenses paid per $1,000 †	$ 2.01	$ .75
Ending value (after expenses)	$1,022.81	$1,024.05

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for Basic shares;
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—97.2%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.3%
Boeing,
Debs.	7.25	6/15/25	150,000	178,794
Northrop Grumman,
Debs.	7.75	3/1/16	540,000	627,911
Raytheon,
Debs.	7.20	8/15/27	150,000	174,759
United Technologies,
Unsub. Notes	4.88	5/1/15	500,000	486,773
United Technologies,
Debs.	8.75	3/1/21	50,000	64,158
				1,532,395
Agricultural—.1%
Archer-Daniels-Midland,
Debs.	7.13	3/1/13	300,000	325,316
Airlines—.0%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	7/2/19	143,295	151,266
Asset-Backed Ctfs./
Auto Receivables—.6%
Americredit Automobile Receivables
Trust, Ser. 2006-RM, Cl. A2	5.42	8/8/11	500,000	502,595
BMW Vehicle Owner Trust,
Ser. 2005-A, Cl. A4	4.28	2/25/10	1,800,000	1,785,625
Honda Auto Receivables Owner
Trust, Ser. 2006-1, Cl. A3	5.07	2/18/10	350,000	349,727
				2,637,947
Asset-Backed Ctfs./Credit Cards—.3%
Bank One Issuance Trust,
Ser. 2004-A1, Cl. A1	3.45	10/17/11	950,000	925,839
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000	486,388
				1,412,227
Asset-Backed Ctfs./
Home Equity Loans—.4%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	200,000 [a]	197,319

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Countrywide Asset-Backed
Certificates, Ser. 2006-11,
Cl. 1AF4	6.30	9/25/46	1,000,000	1,015,143
CPL Transition Funding,
Ser. 2002-1, Cl. A4	5.96	7/15/15	550,000	568,848
Peco Energy Transition Trust,
Ser. 1999-A, Cl. A7	6.13	3/1/09	235,000	236,518
				2,017,828
Automobile Manufacturers—.4%
Chrysler,
Debs.	7.45	3/1/27	50,000	57,477
DaimlerChrysler N.A. Holding,
Gtd. Notes	4.05	6/4/08	1,225,000	1,208,222
DaimlerChrysler N.A. Holding,
Gtd. Notes	7.30	1/15/12	400,000	431,734
				1,697,433
Banks—3.3%
Abbey National,
Sub. Debs.	7.95	10/26/29	350,000	443,385
Bank of America,
Unscd. Notes	5.13	11/15/14	350,000	347,056
Bank of America,
Sr. Notes	5.63	10/14/16	575,000	587,368
Bank of America,
Sub. Notes	7.80	2/15/10	500,000	535,457
Bank One,
Sub. Notes	5.90	11/15/11	500,000	514,563
Bayerische Landesbank/New York,
Sub. Notes	5.88	12/1/08	300,000	302,888
BB & T,
Sub. Notes	4.75	10/1/12	325,000	318,724
Dresdner Bank-New York,
Sub. Debs.	7.25	9/15/15	145,000	162,710
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	248,057
FleetBoston Financial,
Sub. Notes	7.38	12/1/09	175,000	184,118

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
HSBC Holdings,
Unscd. Notes	6.50	5/2/36	250,000	268,706
HSBC Holdings,
Sub. Notes	7.50	7/15/09	200,000	209,994
KeyBank N.A.,
Sub. Debs.	6.95	2/1/28	100,000	110,163
KFW International Finance,
Gtd. Debs.	8.00	2/15/10	35,000	37,650
KFW,
Gov’t Gtd. Notes	3.25	3/30/09	1,250,000	1,211,973
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	350,000 [b]	335,301
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	550,000	548,279
Korea Development Bank,
Notes	5.50	11/13/12	350,000	355,805
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Notes, Ser. 6	3.88	9/4/08	1,175,000	1,156,690
National City Bank/Cleveland, OH,
Bonds	4.50	3/15/10	1,275,000	1,251,775
NationsBank,
Sub. Notes	7.80	9/15/16	160,000	187,341
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	55,000	57,209
Oester Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	500,000	496,088
PNC Funding,
Gtd. Notes	5.25	11/15/15	225,000	222,334
Royal Bank of Scotland Group,
Sub. Notes	6.38	2/1/11	410,000	428,696
Sanwa Finance Aruba,
Bank Gtd. Notes	8.35	7/15/09	150,000	159,736
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000	513,351
Sovereign Bancorp,
Sr. Notes	4.80	9/1/10	500,000 [a]	492,563
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000	196,536

T h e F u n d 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Suntrust Capital VIII,
Gtd. Bonds	6.10	12/1/66	335,000 [a]	319,693
U.S. Bank N.A.,
Sub. Notes	6.38	8/1/11	100,000	104,829
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000	392,396
Wachovia Bank N.A.,
Sub. Notes	5.00	8/15/15	250,000	244,104
Washington Mutual Bank/Henderson,
NV, Sub. Notes	5.13	1/15/15	400,000	385,845
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000	440,511
Wells Fargo Bank N.A.,
Sub. Notes	5.75	5/16/16	750,000	774,611
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	466,603
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	250,000	255,332
				15,268,440
Building & Construction—.3%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000	492,273
D.R. Horton,
Sr. Unsub. Notes	6.50	4/15/16	140,000 [b]	137,441
Masco,
Sr. Unsub. Bonds	4.80	6/15/15	300,000	275,304
Pulte Homes,
Sr. Notes	5.25	1/15/14	500,000	470,482
				1,375,500
Building and Industrial Supplies—.2%
Home Depot,
Sr. Notes	3.75	9/15/09	1,000,000	970,328
Chemicals—.3%
Lubrizol,
Sr. Notes	5.50	10/1/14	150,000	147,485
Potash of Saskatchewan,
Unscd. Notes	7.75	5/31/11	200,000	218,340
Praxair,
Unscd. Notes	2.75	6/15/08	900,000	875,491
				1,241,316

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial &
Professional Services—.2%
R.R. Donnelley & Sons,
Sr. Unscd. Notes	4.95	5/15/10	750,000	740,537
Commercial Mortgage
Pass-Through Ctfs.—4.8%
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000	958,723
Banc of America Commercial
Mortgage, Ser. 2000-2, Cl. A2	7.20	9/15/32	600,000	629,429
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000	873,810
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. A4	5.90	9/11/38	850,000 [a]	875,291
Bear Stearns Commercial Mortgage
Securities, Ser. 1999-WF2,
Cl. A2	7.08	7/15/31	250,000	257,250
Chase Commercial Mortgage
Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	450,000	474,868
Chase Commercial Mortgage
Securities, Ser. 2000-2, Cl. A2	7.63	7/15/32	250,000	266,920
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.40	7/15/44	500,000 [a]	499,928
Commercial Mortgage Pass-Through
Ctfs., Ser. 2005-LP5, Cl. A2	4.63	5/10/43	1,500,000	1,480,788
Credit Suisse Mortgage Capital
Ctfs., Ser. 2006-C3, Cl. A3	6.02	6/15/38	500,000 [a]	518,433
CS First Boston Mortgage
Securities, Ser. 2002-CKP1,
Cl. A3	6.44	12/15/35	675,000	709,001
CS First Boston Mortgage
Securities, Ser. 1999-C1,
Cl. A2	7.29	9/15/41	983,472	1,017,030
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	850,000	887,062
GMAC Commercial Mortgage
Securities, Ser. 1998-C2,
Cl. A2	6.42	5/15/35	878,678	886,525

T h e F u n d 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
GMAC Commercial Mortgage
Securities, Ser. 1998-C1,
Cl. A2	6.70	5/15/30	135,455	136,413
Greenwich Capital Commercial
Funding, Ser. 2005-GG5, Cl. A5	5.22	4/10/37	1,000,000 [a]	994,194
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000	754,467
Heller Financial Commercial
Mortgage Asset, Ser. 1999-PH1,
Cl. A2	6.85	5/15/31	643,063	654,907
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000	950,622
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000 [a]	584,035
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000 [a]	503,849
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C2, Cl. A2	7.33	10/15/32	200,000	207,201
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000	480,533
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000 [a]	270,977
LB-UBS Commercial Mortgage Trust,
Ser. 2000-C3, Cl. A2	7.95	5/15/25	1,099,816	1,166,856
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000 [a]	499,472
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000	966,642
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000 [a]	512,038
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000	492,476
Salomon Brothers Mortgage
Securities VII, Ser. 2000-C1,
Cl. A2	7.52	12/18/09	300,000	313,797

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000 [a]	789,304
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	796,766
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000 [a]	1,179,715
				22,589,322
Consumer Products—.2%
Avon Products,
Notes	4.20	7/15/18	250,000	222,591
Procter & Gamble,
Unsub. Notes	6.88	9/15/09	750,000	781,943
				1,004,534
Diversified Financial Services—4.5%
Bear Stearns Cos.,
Notes	4.00	1/31/08	2,500,000	2,477,840
Bear Stearns Cos.,
Sub. Notes	5.55	1/22/17	500,000	496,535
Capital One Bank,
Notes	4.25	12/1/08	275,000	271,068
CIT Group Funding,
Gtd. Notes	4.65	7/1/10	1,375,000 [a]	1,351,134
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	750,000 [b]	778,994
Citigroup,
Sub. Notes	6.13	8/25/36	500,000	517,327
Citigroup,
Debs.	6.63	1/15/28	100,000	109,867
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000	712,893
Credit Suisse USA,
Notes	5.50	8/15/13	1,000,000 [b]	1,015,552
European Investment Bank,
Bonds	4.88	1/17/17	350,000	349,439
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000 [b]	367,529

T h e F u n d 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
General Electric Capital,
Notes, Ser. A	5.45	1/15/13	650,000	659,222
General Electric Capital,
Notes, Ser. A	6.75	3/15/32	400,000	456,890
General Electric Capital,
Unscd. Debs.	8.30	9/20/09	15,000	16,122
Goldman Sachs Group,
Gtd. Cap. Secs.	6.35	2/15/34	350,000	354,941
Goldman Sachs Group,
Notes	6.60	1/15/12	2,500,000	2,642,455
Goldman Sachs Group,
Notes	7.35	10/1/09	100,000	105,276
Household Finance,
Notes	4.75	7/15/13	700,000	678,269
Household Finance,
Notes	8.00	7/15/10	630,000	682,119
International Lease Finance,
Sr. Notes	5.00	4/15/10	1,200,000	1,198,074
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000	194,650
JPMorgan Chase & Co.,
Sub. Notes	6.75	2/1/11	1,000,000	1,052,681
Lehman Brothers Holdings,
Sr. Unscd. Notes	6.63	1/18/12	650,000	687,517
MBNA America Bank N.A.,
Sub. Notes	6.75	3/15/08	100,000	101,094
Merrill Lynch & Co.,
Notes	5.45	7/15/14	565,000	568,359
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000	593,736
Merrill Lynch & Co.,
Notes	6.88	11/15/18	150,000	165,785
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000	348,725
National Rural Utilities
Cooperative Finance, Coll.
Trust Notes	4.38	10/1/10	600,000	587,596
Residential Capital,
Gtd. Notes	6.38	6/30/10	435,000	436,471

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
SLM,
Notes, Ser. A	5.00	4/15/15	700,000	617,791
Toyota Motor Credit,
Unscd. Notes	4.35	12/15/10	150,000	146,855
UBS Paine Webber Group,
Sr. Notes	6.55	4/15/08	150,000	150,861
				20,893,667
Diversified Metals & Mining—.3%
Alcan,
Debs.	7.25	3/15/31	350,000	390,963
Alcoa,
Sr. Notes	5.72	2/23/19	112,000 [c]	112,037
Inco,
Bonds	7.20	9/15/32	100,000	110,566
Noranda,
Notes	5.50	6/15/17	165,000	164,672
Vale Overseas,
Gtd. Notes	6.25	1/23/17	400,000	411,202
				1,189,440
Electric Utilities—1.4%
Cincinnati Gas & Electric,
Unscd. Debs.	5.70	9/15/12	185,000	188,741
Cleveland Electris Illumination,
Sr. Unscd. Notes	5.70	4/1/17	150,000	149,935
Consolidated Edison of New York,
Notes	6.20	6/15/36	200,000	210,905
Constellation Energy Group,
Notes	7.60	4/1/32	250,000	288,856
Consumers Energy,
First Mortgage Bonds	5.50	8/15/16	200,000	199,622
Dominion Resources,
Sr. Notes	6.30	3/15/33	100,000	103,119
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	500,000	475,668
FirstEnergy,
Unsub. Notes, Ser. C	7.38	11/15/31	120,000	138,171
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	250,000	246,778

T h e F u n d 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Hydro-Quebec,
Gov’t Gtd. Notes, Ser. HH	8.50	12/1/29	200,000	279,032
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	30,213
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000	982,072
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	147,691
Ohio Power,
Sr. Notes, Ser. F	5.50	2/15/13	400,000	403,410
Oncor Electric Delivery,
Scd. Notes	7.00	5/1/32	250,000	274,939
Pacific Gas & Electric,
Unscd. Bonds	6.05	3/1/34	100,000	102,558
PPL Electric Utilities,
Scd. Bonds	6.25	8/15/09	300,000	307,488
Progress Energy,
Sr. Notes	7.10	3/1/11	500,000	534,489
Public Service Company of
Colorado, First Mortgage Bonds	7.88	10/1/12	350,000	394,327
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	222,671
Southern California Edison,
Notes	6.65	4/1/29	100,000 [b]	110,078
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	300,000	287,066
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000	498,756
				6,576,585
Environmental Control—.0%
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	150,000	156,338
Food & Beverages—.9%
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000	342,478
Coca-Cola Enterprises,
Debs.	6.70	10/15/36	250,000	276,831
Coca-Cola Enterprises,
Debs.	8.50	2/1/22	100,000	126,443

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages (continued)
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000	378,340
General Mills,
Unscd. Notes	6.00	2/15/12	125,000	129,416
H.J. Heinz,
Debs.	6.38	7/15/28	100,000	99,299
Hershey,
Unsub. Notes	5.30	9/1/11	750,000 [b]	757,878
Hershey,
Debs.	8.80	2/15/21	30,000	38,607
Kroger,
Gtd. Notes	7.25	6/1/09	550,000	570,720
Nabisco,
Unscd. Debs.	7.55	6/15/15	640,000	721,120
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000	213,544
Sara Lee,
Sr. Unscd. Notes	6.25	9/15/11	300,000	310,277
SYSCO,
Sr. Notes	5.38	9/21/35	350,000	330,086
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	90,000 [a]	94,275
				4,389,314
Foreign/Governmental—2.1%
Asian Development Bank,
Sr. Unsub. Notes	4.50	9/4/12	750,000	745,359
European Investment Bank,
Notes	4.63	5/15/14	500,000	492,332
European Investment Bank,
Bonds	4.63	10/20/15	350,000	343,271
International Bank for
Reconstruction & Development,
Bonds	5.00	4/1/16	700,000	708,881
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	175,000	222,370
Malaysia,
Notes	8.75	6/1/09	330,000	353,413

T h e F u n d 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
Province of British Columbia,
Bonds, Ser. USD-2	6.50	1/15/26	25,000	28,436
Province of Manitoba,
Debs., Ser. CB	8.80	1/15/20	10,000	13,063
Province of Ontario Canada,
Sr. Unsub. Bonds	5.50	10/1/08	500,000	503,003
Province of Ontario,
Unscd. Bonds	3.63	10/21/09	1,200,000	1,165,867
Province of Quebec,
Unscd. Notes	4.60	5/26/15	700,000	678,647
Province of Quebec,
Debs., Ser. NJ	7.50	7/15/23	200,000	244,725
Province of Saskatchewan,
Debs.	7.38	7/15/13	500,000	562,162
Republic of Chile,
Unsub. Bonds	5.50	1/15/13	350,000	356,825
Republic of Finland,
Bonds	6.95	2/15/26	25,000	29,770
Republic of Italy,
Notes	5.38	6/15/33	550,000	542,821
Republic of Italy,
Debs.	6.88	9/27/23	70,000	81,311
Republic of Poland,
Unsub. Notes	5.25	1/15/14	250,000	252,547
Republic of South Africa,
Notes	6.50	6/2/14	170,000	181,475
United Mexican States,
Notes, Ser. A	6.75	9/27/34	550,000 [b]	614,625
United Mexican States,
Notes	9.88	2/1/10	1,525,000	1,713,337
				9,834,240
Health Care—.6%
Anthem,
Unscd. Notes	6.80	8/1/12	300,000	320,296
Eli Lilly & Co.,
Notes	7.13	6/1/25	200,000	229,366
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	500,000	475,819

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000	159,934
Merck & Co.,
Debs.	6.40	3/1/28	150,000	158,967
Quest Diagnostics,
Gtd. Notes	5.45	11/1/15	500,000	474,414
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000	83,097
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000	294,550
WellPoint,
Unscd. Bonds	5.25	1/15/16	375,000	368,427
Wyeth,
Notes	5.95	4/1/37	200,000	200,681
Wyeth,
Unsub. Notes	6.50	2/1/34	200,000	215,879
				2,981,430
Machinery—.1%
Deere & Co.,
Sr. Notes	6.95	4/25/14	625,000	686,616
Manufacturing—.4%
3M,
Notes	5.13	11/6/09	1,000,000	1,006,779
3M,
Notes	5.70	3/15/37	200,000	200,136
General Electric,
Notes	5.00	2/1/13	500,000	496,992
Tyco International Group,
Gtd. Notes	6.88	1/15/29	235,000	279,472
				1,983,379
Media—.7%
AT & T Broadband,
Gtd. Notes	9.46	11/15/22	304,000	401,802
Comcast Cable Communications,
Gtd. Notes	6.75	1/30/11	600,000	632,627
Comcast,
Gtd. Notes	6.45	3/15/37	200,000	202,939

T h e F u n d 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media (continued)
COX Communications,
Bonds	5.50	10/1/15	450,000	443,879
News America Holdings,
Debs.	8.25	8/10/18	150,000	179,480
News America,
Gtd. Notes	6.20	12/15/34	250,000	246,124
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000	200,806
Time Warner,
Gtd. Debs.	6.95	1/15/28	325,000	343,036
Viacom,
Gtd. Debs.	5.50	5/15/33	250,000	215,196
Viacom,
Sr. Notes	6.88	4/30/36	150,000	152,390
Walt Disney,
Sr. Notes	7.00	3/1/32	150,000	173,622
Walt Disney,
Debs.	7.55	7/15/93	100,000	116,568
				3,308,469
Oil & Gas—1.3%
Amerada Hess,
Bonds	7.88	10/1/29	125,000	147,194
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	300,000	315,530
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	353,347
Canadian Natural Resources,
Notes	4.90	12/1/14	350,000	337,428
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	510,955
ConocoPhillips,
Unscd. Notes	8.75	5/25/10	200,000	221,354
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	333,526
Duke Capital,
Sr. Notes	8.00	10/1/19	225,000	259,501
Enterprise Products Operating,
Gtd. Notes, Ser. B	5.60	10/15/14	335,000	336,554

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Nexen,
Unscd. Notes	5.20	3/10/15	150,000	146,451
Oneok,
Notes	5.20	6/15/15	200,000	192,869
PanCanadian Petroleum,
Bonds	7.20	11/1/31	150,000	168,177
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	12/15/15	200,000	203,350
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	448,200
Petro-Canada,
Notes	4.00	7/15/13	450,000	415,917
Sempra Energy,
Sr. Unscd. Notes	7.95	3/1/10	500,000	537,590
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000	513,221
Trans-Canada Pipelines,
Sr. Notes	5.85	3/15/36	200,000 [b]	196,997
Transocean,
Unscd. Notes	7.50	4/15/31	150,000 [b]	173,845
Valero Energy,
Sr. Unscd. Notes	7.50	4/15/32	70,000	81,425
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	200,000	193,702
				6,087,133
Paper & Forest Products—.2%
International Paper,
Sr. Unscd. Notes	6.75	9/1/11	200,000	211,026
MeadWestvaco,
Gtd. Notes	6.85	4/1/12	500,000	526,421
				737,447
Paper & Paper Related—.1%
Weyerhaeuser,
Unscd. Debs.	7.95	3/15/25	225,000	247,670
Pipelines—.1%
Kinder Morgan Energy Partners,
Notes	7.40	3/15/31	350,000	386,303

T h e F u n d 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty Insurance—1.1%
Aetna,
Gtd. Debs.	7.63	8/15/26	50,000	59,428
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	166,755
American International Group,
Notes	2.88	5/15/08	2,000,000 [a]	1,951,510
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	70,000	78,851
AXA,
Sub. Bonds	8.60	12/15/30	165,000	212,788
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	200,000	194,894
CNA Financial,
Unscd. Notes	6.50	8/15/16	100,000	103,900
GE Global Insurance Holdings,
Sr. Unscd. Notes	7.00	2/15/26	150,000	168,218
Marsh & McLennan Cos.,
Sr. Unscd. Bonds	5.88	8/1/33	200,000	179,604
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000	270,913
MetLife,
Sr. Notes	6.38	6/15/34	200,000	211,948
Nationwide Financial Services,
Sr. Notes	6.25	11/15/11	350,000	364,334
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	110,945
Prudential Financial,
Notes, Ser. B	4.75	4/1/14	350,000	338,256
Safeco Capital Trust I,
Gtd. Cap. Secs.	8.07	7/15/37	300,000	312,840
St. Paul Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	200,000	201,401
Torchmark,
Debs.	8.25	8/15/09	150,000	159,264
				5,085,849
Real Estate Investment Trusts—.4%
Boston Properties,
Sr. Notes	5.00	6/1/15	500,000	485,949
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	130,000	132,163

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
ERP Operating,
Unscd. Notes	5.20	4/1/13	600,000 [b]	597,734
iStar Financial,
Sr. Unscd. Notes, Ser. 1	5.88	3/15/16	185,000	184,228
Simon Property Group,
Notes	6.35	8/28/12	400,000	421,379
				1,821,453
Retail—.4%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	505,429
Federated Department Stores,
Debs.	7.45	7/15/17	350,000	382,525
J.C. Penney,
Sr. Unscd. Notes	8.00	3/1/10	350,000	374,809
May Department Stores,
Unscd. Notes	6.70	7/15/34	200,000 [b]	201,098
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000	144,237
Wal-Mart Stores,
Bonds	5.25	9/1/35	400,000	367,209
				1,975,307
State/Territory Gen Oblg—.1%
State of Illinois Taxable Pension
Funding, Bonds	5.10	6/1/33	450,000	430,866
Technology—.4%
Electronic Data Systems,
Sr. Unsub. Notes, Ser. B	6.50	8/1/13	125,000 [a]	127,693
First Data,
Sr. Notes	5.63	11/1/11	250,000	255,765
International Business Machines,
Unscd. Debs., Ser. A	7.50	6/15/13	75,000	84,429
International Business Machines,
Unscd. Debs.	8.38	11/1/19	300,000	377,048
Oracle,
Unscd. Notes	5.00	1/15/11	1,000,000	997,998
				1,842,933
Telecommunications—2.1%
America Movil,
Unscd. Notes	6.38	3/1/35	100,000	101,678

T h e F u n d 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
AT & T Wireless Services,
Sr. Notes	7.88	3/1/11	1,125,000	1,233,385
AT & T Wireless Services,
Sr. Unsub. Notes	8.13	5/1/12	250,000	281,674
BellSouth Telecommunications,
Unscd. Debs.	6.38	6/1/28	550,000	561,268
British Telecommunications,
Bonds	9.13	12/15/30	150,000 [a]	209,762
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000	503,597
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	300,000 [a,b]	377,631
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000	159,111
France Telecom,
Notes	8.50	3/1/31	220,000 [a]	290,627
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	250,000	287,395
Motorola,
Debs.	7.50	5/15/25	150,000	164,794
New Jersey Bell Telephone,
Debs.	8.00	6/1/22	25,000	28,544
Pacific-Bell,
Debs.	7.13	3/15/26	310,000	337,641
SBC Communications,
Sr. Unscd. Notes	5.88	8/15/12	775,000	798,790
Sprint Capital,
Gtd. Notes	7.63	1/30/11	1,500,000	1,610,949
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000	195,150
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	200,000	215,276
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	200,000	215,605
Verizon Global Funding,
Notes	7.25	12/1/10	500,000	534,371
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000	549,966
Verizon Global Funding,
Notes	7.75	12/1/30	200,000	234,829

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Vodafone Group,
Sr. Notes	7.75	2/15/10	580,000	618,588
Vodaphone Group,
Unscd. Notes	5.63	2/27/17	500,000	499,582
				10,010,213
Textiles & Apparel—.0%
Mohawk Industries,
Sr. Unscd. Notes	6.13	1/15/16	70,000	70,886
Transportation—.2%
Burlington Northern Santa Fe,
Unscd. Debs.	7.00	12/15/25	100,000	108,928
Canadian National Railway,
Unscd. Notes	6.90	7/15/28	100,000	111,879
FedEx,
Notes	9.65	6/15/12	225,000	267,841
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000	9,441
Norfolk Southern,
Sr. Notes	7.80	5/15/27	250,000	294,706
Union Pacific,
Debs.	6.63	2/1/29	200,000	211,477
United Parcel Service of America,
Sr. Unsub. Debs.	8.38	4/1/30	10,000 [a]	13,268
				1,017,540
U.S. Government Agencies—9.4%
Federal Farm Credit Bank,
Bonds	5.13	8/25/16	350,000	355,518
Federal Home Loan Banks,
Bonds, Ser. 455	3.00	4/15/09	2,250,000	2,173,950
Federal Home Loan Banks,
Bonds, Ser. 498	3.88	1/15/10	4,625,000	4,520,581
Federal Home Loan Banks,
Bonds, Ser. 567	4.38	9/17/10	1,650,000	1,631,339
Federal Home Loan Banks,
Bonds, Ser. 432	4.50	9/16/13	1,000,000	980,606
Federal Home Loan Banks,
Bonds	5.50	7/15/36	180,000	187,576
Federal Home Loan Banks,
Sr. Notes, Ser. 100	5.80	9/2/08	3,850,000	3,891,734

T h e F u n d 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.
Notes	5.13	10/18/16	750,000	759,026
Federal Home Loan Mortgage Corp.,
Notes	3.63	9/15/08	1,000,000	982,573
Federal Home Loan Mortgage Corp.,
Notes	4.00	12/15/09	2,350,000	2,304,664
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	2,825,000	2,723,018
Federal Home Loan Mortgage Corp.,
Notes	4.75	1/18/11	1,250,000	1,248,775
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	1,000,785
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,000,000	1,015,040
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000	513,452
Federal Home Loan Mortgage Corp.,
Notes	5.50	8/20/19	500,000	499,710
Federal Home Loan Mortgage Corp.,
Sub. Notes	5.88	3/21/11	650,000	674,621
Federal Home Loan Mortgage Corp.,
Notes	6.00	5/15/32	1,000,000	1,008,438
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	650,000	744,699
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	822,007
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	1,475,066
Federal National Mortgage
Association, Notes	5.25	1/15/09	5,525,000	5,559,200
Federal National Mortgage
Association, Sub. Notes	5.25	8/1/12	1,000,000	1,013,635
Federal National Mortgage
Association, Notes	5.25	9/15/16	400,000	408,653
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000	1,279,975
26

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000	1,228,762
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,300,000	1,476,778
Federal National Mortgage
Association, Notes	7.25	1/15/10	1,450,000	1,539,714
Financing (FICO),
Bonds	8.60	9/26/19	40,000	52,918
Financing (FICO),
Bonds, Ser. E	9.65	11/2/18	510,000	713,867
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000	745,509
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	450,000	476,565
				44,008,754
U.S. Government Agencies/
Mortgage-Backed—36.0%
Federal Home Loan Mortgage Corp:
4.00%, 9/1/08—9/1/18			1,336,591	1,271,502
4.50%, 5/1/10—9/1/35			7,312,252	7,056,423
5.00%, 11/1/07—4/1/36			19,149,709	18,647,757
5.50%, 9/1/09—4/1/37			18,613,349	18,459,091
6.00%, 12/1/13—11/1/36			8,954,037 [d]	9,055,840
6.50%, 3/1/11—9/1/36			2,870,472	2,948,339
7.00%, 9/1/11—7/1/34			547,816	569,756
7.50%, 7/1/10—11/1/33			285,546	298,032
8.00%, 5/1/26—10/1/31			122,197	128,867
8.50%, 6/1/30			3,805	4,094
Federal National Mortgage Association:
5.00%			1,000,000 [d]	985,930
5.50%			1,000,000 [d]	989,060
4.00%, 9/1/18—10/1/20			1,970,138	1,866,856
4.50%, 4/1/18—8/1/35			6,094,225	5,862,623
5.00%, 5/1/10—2/1/36			20,247,885	19,697,995
5.50%, 1/1/17—4/1/37			24,672,682	24,478,141
6.00%, 6/1/11—12/1/36			17,326,711	17,504,055
6.50%, 1/1/11—2/1/37			6,151,105	6,318,063

T h e F u n d 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
7.00%, 8/1/08—5/1/36	1,228,997	1,278,583
7.50%, 8/1/15—3/1/32	330,213	346,228
8.00%, 5/1/27—10/1/30	45,772	48,506
8.50%, 2/1/25	4,292	4,621
9.00%, 10/1/30	4,132	4,521
Government National Mortgage Association I:
4.50%, 6/15/19—8/15/33	969,976	933,716
5.00%, 3/15/18—9/15/35	3,250,415	3,170,496
5.50%, 2/15/33—3/15/37	6,076,032	6,049,457
6.00%, 4/15/17—2/15/36	3,246,625	3,296,414
6.50%, 9/15/08—10/15/36	2,073,398	2,134,175
7.00%, 10/15/11—8/15/32	362,411	380,213
7.50%, 12/15/26—10/15/32	154,974	162,523
8.00%, 8/15/24—3/15/32	65,945	70,288
8.50%, 10/15/26	19,811	21,395
9.00%, 2/15/22—2/15/23	23,742	25,710
Federal Home Loan Mortgage Association:
4.13%, 2/1/35	1,334,180 [a]	1,315,777
4.66%, 2/1/34	1,354,883 [a]	1,347,163
4.67%, 8/1/35	859,580 [a]	845,913
5.35%, 3/1/37	650,000 [a]	651,733
5.50%, 2/1/37	1,999,849 [a]	2,008,135
5.66%, 4/1/36	1,194,593 [a]	1,201,690
Federal National Mortgage Association:
3.83%, 6/1/34	804,063 [a]	793,480
4.33%, 1/1/35	997,870 [a]	989,497
4.38%, 6/1/34	275,242 [a]	270,438
4.56%, 3/1/34	1,195,596 [a]	1,182,566
4.89%, 9/1/35	1,975,030 [a]	1,975,838
5.20%, 11/1/36	901,215 [a]	907,180
5.49%, 2/1/37	1,589,844 [a]	1,598,042
		169,156,722
U.S. Government Securities—23.0%
U.S. Treasury Bonds:
4.50%, 2/15/36	950,000 [b]	901,164
5.38%, 2/15/31	2,310,000 [b]	2,474,950

28

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
5.50%, 8/15/28	2,000,000 [b]	2,161,094
6.25%, 8/15/23	700,000 [b]	807,352
6.25%, 5/15/30	700,000 [b]	833,219
7.13%, 2/15/23	5,925,000 [b]	7,385,424
7.25%, 5/15/16	2,300,000 [b]	2,740,236
7.88%, 2/15/21	3,130,000 [b]	4,080,738
8.75%, 5/15/20	2,275,000 [b]	3,139,500
8.88%, 8/15/17	7,810,000 [b]	10,459,300
9.00%, 11/15/18	1,450,000 [b]	1,995,903
11.25%, 2/15/15	25,000 [b]	35,758
12.00%, 8/15/13	1,445,000	1,574,881
12.50%, 8/15/14	40,000 [b]	46,872
U.S. Treasury Notes:
3.13%, 9/15/08	7,000,000 [b]	6,848,520
4.00%, 2/15/14	7,000,000 [b]	6,772,780
4.38%, 8/15/12	4,025,000 [b]	4,005,507
4.50%, 3/31/12	1,500,000 [b]	1,499,239
4.63%, 11/15/16	1,500,000 [b]	1,499,532
4.63%, 2/15/17	1,000,000 [b]	999,844
4.75%, 11/15/08	12,100,000 [b]	12,105,675
4.75%, 3/31/11	1,800,000 [b]	1,815,892
4.88%, 4/30/11	8,000,000 [b]	8,107,192
4.88%, 7/31/11	1,500,000 [b]	1,521,095
5.00%, 8/15/11	3,250,000 [b]	3,315,510
5.13%, 5/15/16	500,000 [b]	518,379
5.63%, 5/15/08	9,400,000 [b]	9,469,400
6.00%, 8/15/09	6,775,000 [b]	6,984,341
6.50%, 2/15/10	3,350,000 [b]	3,520,512
		107,619,809
Total Bonds and Notes
(cost $457,616,946)		455,462,752

Other Investment—2.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,671,000)	12,671,000 [e]	12,671,000

T h e F u n d 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—17.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $82,269,915)	82,269,915 [e]	82,269,915

Total Investments (cost $552,557,861)	117.5%	550,403,667

Liabilities, Less Cash and Receivables	(17.5%)	(82,073,109)

Net Assets	100.0%	468,330,558

[a] Variable rate security—interest rate subject to periodic change.
[b] All or a portion of these securities are on loan. At April 30, 2007, the total market value of the fund’s securities on loan is $108,063,660 and the total market value of the collateral held by the fund is $112,262,185, consisting of collateral of $82,269,915 and U.S. Government and agency securities valued at $17,398,609 and Letters of
Credit valued at $12,593,661.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, this security amounted to $112,037 or 0.0% of net assets.
[d] Purchased on a forward commitment basis.
[e] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	68.4	Foreign/Governmental	2.1
Corporate Bonds	20.5	State/Government
Money Market Investments	20.3	General Obligations	.1
Asset/Mortgage-Backed	6.1		117.5

† Based on net assets.
See notes to financial statements.

30

STATEMENT OF ASSETS	AND	LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $108,783,208)—Note 1(b):
Unaffiliated issuers	457,616,946	455,462,752
Affiliated issuers	94,940,915	94,940,915
Cash		368,524
Dividends and Interest receivable		4,542,361
Receivable for investment securities sold		871,011
Receivable for shares of Capital Stock subscribed		691,483
		556,877,046

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		104,019
Liability for securities on loan—Note 1(b)		82,269,915
Payable for investment securities purchased		5,551,271
Payable for shares of Capital Stock redeemed		621,283
		88,546,488

Net Assets ($)		468,330,558

Composition of Net Assets ($):
Paid-in capital		473,900,732
Accumulated distributions in
excess of investment income—net		(86,800)
Accumulated net realized gain (loss) on investments		(3,329,180)
Accumulated net unrealized appreciation
(depreciation) on investments		(2,154,194)

Net Assets ($)		468,330,558

Net Asset Value Per Share
	Initial Shares	BASIC Shares

Net Assets ($)	243,278,324	225,052,234
Shares Outstanding	24,264,579	22,435,779

Net Asset Value Per Share ($)	10.03	10.03
See notes to financial statements.

T h e F u n d 31

STATEMENT	OF	OPERATIONS
Six Months Ended	April	30, 2007 (Unaudited)

Investment Income ($):
Income:
Interest	10,774,696
Cash dividends;
Affiliated issuers	292,324
Income on securities lending	15,977
Total Income	11,082,997
Expenses:
Management fee—Note 3(a)	326,335
Distribution fee (Investor Shares)—Note 3(b)	289,913
Loan commitment fees—Note 2	4,798
Total Expenses	621,046
Investment Income—Net	10,461,951

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(52,369)
Net unrealized appreciation
(depreciation) on investments	348,914
Net Realized and Unrealized Gain (Loss) on Investments	296,545
Net Increase in Net Assets Resulting from Operations	10,758,496

See notes to financial statements.

32

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	10,461,951	19,013,977
Net realized gain (loss) on investments	(52,369)	(2,189,646)
Net unrealized appreciation
(depreciation) on investments	348,914	2,968,192
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,758,496	19,792,523

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(5,497,421)	(9,992,584)
BASIC shares	(5,068,841)	(9,277,623)
Total Dividends	(10,566,262)	(19,270,207)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor shares	54,168,443	93,843,024
BASIC shares	47,498,804	63,013,482
Dividends reinvested:
Investor shares	5,355,854	9,704,360
BASIC shares	2,560,293	4,836,534
Cost of shares redeemed:
Investor shares	(41,902,624)	(90,029,048)
BASIC shares	(22,781,161)	(58,179,698)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	44,899,609	23,188,654
Total Increase (Decrease) in Net Assets	45,091,843	23,710,970

Net Assets ($):
Beginning of Period	423,238,715	399,527,745
End of Period	468,330,558	423,238,715
Undistributed (distributions in
excess of) investment income—net	(86,800)	17,511

T h e F u n d 33

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Investor Shares
Shares sold	5,405,194	9,444,052
Shares issued for dividends reinvested	534,469	977,490
Shares redeemed	(4,180,092)	(9,058,685)
Net Increase (Decrease) in Shares Outstanding	1,759,571	1,362,857

BASIC Shares
Shares sold	4,729,532	6,347,381
Shares issued for dividends reinvested	255,420	486,775
Shares redeemed	(2,273,037)	(5,859,485)
Net Increase (Decrease) in Shares Outstanding	2,711,915	974,671

See notes to financial statements.

34

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

Investor Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	10.02	10.01	10.38	10.35	10.38	10.34
Investment Operations:
Investment income—net [a]	.23	.45	.41	.41	.40	.51
Net realized and unrealized
gain (loss) on investments	.02	.02	(.34)	.10	.02	.05
Total from Investment Operations	.25	.47	.07	.51	.42	.56
Distributions:
Dividends from investment
income—net	(.24)	(.46)	(.43)	(.43)	(.45)	(.52)
Dividends from net realized
gain on investments	—	—	(.01)	(.05)	(.00)[b]	—
Total Distributions	(.24)	(.46)	(.44)	(.48)	(.45)	(.52)
Net asset value, end of period	10.03	10.02	10.01	10.38	10.35	10.38

Total Return (%)	2.48[c]	4.79	.72	5.02	4.10	5.68

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40[d]	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	4.69[d]	4.53	4.06	3.94	3.77	5.04
Portfolio Turnover Rate	21.46[c,e]	31.05	46.96	44.84	99.57	37.69

Net Assets, end of period
($ x 1,000)	243,278 225,507		211,701	208,234	218,731	110,923

[a]	Based on average shares outstanding at each month end.
[b] Amount represents less than $.01.
[c] Not annualized.
[d] Annualized.
[e]	The portfolio turnover rates excluding mortgage dollar roll transactions for the six months ended April 30, 2007, was
20.36%, respectively.
See notes to financial statements.

T h e F u n d 35

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

BASIC Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	10.03	10.02	10.39	10.36	10.39	10.35
Investment Operations:
Investment income—net [a]	.24	.47	.44	.43	.43	.54
Net realized and unrealized
gain (loss) on investments	.01	.02	(.34)	.11	.02	.05
Total from Investment Operations	.25	.49	.10	.54	.45	.59
Distributions:
Dividends from investment
income—net	(.25)	(.48)	(.46)	(.46)	(.48)	(.55)
Dividends from net realized
gain on investments	—	—	(.01)	(.05)	(.00)[b]	—
Total Distributions	(.25)	(.48)	(.47)	(.51)	(.48)	(.55)
Net asset value, end of period	10.03	10.03	10.02	10.39	10.36	10.39

Total Return (%)	2.50[c]	5.06	.97	5.29	4.36	5.95

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.15[d]	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	4.94[d]	4.78	4.31	4.19	4.06	5.32
Portfolio Turnover Rate	21.46[c,e]	31.05	46.96	44.84	99.57	37.69

Net Assets, end of period
($ x 1,000)	225,052 197,732		187,827	171,827	140,249	103,194

[a]	Based on average shares outstanding at each month end.
[b] Amount represents less than $.01.
[c] Not annualized.
[d] Annualized.
[e]	The portfolio turnover rates excluding mortgage dollar roll transactions for the six months ended April 30, 2007, was
20.36%, respectively.
See notes to financial statements.

36

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 150 million shares of $.001 par value Capital Stock.The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

T h e F u n d 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in registered investment companies are valued at their net asset value. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable

38

issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates fair value.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It’s the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custo-

T h e F u n d 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

40

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $3,375,019 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $953,347 of the carryover expires in fiscal 2013 and $2,421,672 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 was as follows: ordinary income $19,270,207. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to

T h e F u n d 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund at rates based on prevailing market rates in effect at the time of borrowing. For the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to the Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of

42

the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended April 30, 2007, the Investor shares were charged $289,913 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $54,532 and Rule 12b-1 distribution plan fees $49,487.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

T h e F u n d 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions, during the period ended April 30, 2007, amounted to $131,601,341 and $92,108,151, respectively, of which $4,735,586 in purchases and $4,737,686 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the portfolio to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

At April 30, 2007, accumulated net unrealized depreciation on investments was $2,154,194, consisting of $2,891,346 gross unrealized appreciation and $5,045,540 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

44

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s perfor-

T h e F u n d 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

mance and placed significant emphasis on comparisons to a group of retail no-load and front-end load pure index funds that are benchmarked against the Lehman Brothers U.S. Aggregate Index (the "Performance Group") and to a larger universe of funds, consisting of all retail and institutional intermediate U.S. government funds (the "Performance Universe") selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance for the past six one-year periods ended November 30th (2001-2006) was at or above the Performance Group medians (with the exception of 2006) and for the ten one-year periods ended November 30th (1997-2006) was above the Performance Universe medians (with the exception of 1997).The Board members noted that the fund’s total return performance for various periods ended November 30, 2006 was at the Performance Group medians (except the 5-year period) and above the Performance Universe medians for each of the periods.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the "Expense Group") and a broader group of funds (the "Expense Universe"), each selected and provided by Lipper. Noting the fund’s "unitary fee" structure, the Board members noted that the fund’s management fee and expense ratio were below their respective Expense Group and Expense Universe medians.

Representatives of the Manager noted that there were no other mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the "Similar Accounts").The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective,

46

in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through interme-diaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s "unitary fee" structure. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including

T h e F u n d 47

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

48

For More Information

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
22	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Disciplined Stock Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as a cooling housing market took its toll on consumer and business spending, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.”Yet, labor markets remained relatively strong and the general markets continued toward record price levels. Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly rising unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, continued high pace of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in the financial markets, and your financial advisor can help determine the appropriate investments for you and position your investment portfolio for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Sean Fitzgibbon, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2007, the fund produced a total return of 10.57% .1 For the same period, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a total return of 8.60% .2

Despite inflation concerns and signs of slowing economic growth, stable interest rates and reasonably strong corporate earnings reports supported higher stock prices during the reporting period. Returns proved to be broadly based, with every market sector within the benchmark posting positive absolute returns. The fund produced higher returns than the S&P 500 Index, matching or exceeding the benchmark’s returns in every sector while delivering particularly good relative performance in the consumer staples, consumer discretionary and health care areas.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.At the end of the reporting period, the fund held positions in approximately 87 stocks across 11 economic sectors.

What other factors influenced the fund’s performance?

The stock market generated fairly steady gains during the first half of the reporting period. In late February 2007, however, a sharp dip in the Shanghai stock market prompted a sharp pullback in other markets,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

including the United States, eliminating nearly all the U.S. market’s gains by early March. Nevertheless, investor sentiment proved resilient. By mid-April, the market had fully recovered, and by the end of the reporting period, the S&P 500 was approaching its all-time highs set in March 2000.

The fund outperformed its benchmark throughout the reporting period, driven primarily by relatively strong returns in consumer staples. Top holdings included grocery and food chains, such as Kroger and SUPERVALU, which reported improving profit margins due to industry consolidation and an increasingly favorable competitive landscape. Another key consumer staples holding, food and beverage maker Cadbury Schweppes, rose sharply on speculation regarding a possible spin-off of the company’s bottling and confectionary businesses.

Gains in the consumer discretionary and health care areas also contributed significantly to the fund’s relative performance. In the consumer discretionary sector, the fund steered clear of investments in home-builders, a group that was hit hard by a slump in the housing market. Instead, the fund targeted companies with significant exposure to business spending, such as Hilton Hotels. By the same token, the fund avoided economically sensitive retailers, focusing instead on relatively stable performers, such as food service provider McDonald’s. In the health care sector, the fund’s strong gains from holdings such as pharmaceutical maker Schering-Plough and equipment and service provider Thermo Fisher Scientific more than made up for declines in other holdings, such as biotechnology developer Amgen. In the energy area, oilfield equipment provider National Oilwell Varco proved to be another of the fund’s best performers on the strength of rising demand for drilling services.

The fund struck relatively few disappointing notes during the reporting period. Off-price apparel and home fashion retailer TJX suffered declines resulting from bad publicity after reporting a security breach in the company’s information systems. US Airways Group lost ground after the failure of its merger proposal with Delta Air Lines, and in the wake

4

of costs associated with bad weather and information system difficulties. Finally, communications equipment maker Motorola, which was sold during the reporting period, slumped after reporting weaker-than-expected revenues.

What is the fund’s current strategy?

Generally, we believe the current environment of slow but continuing growth and tame inflation sets the stage for further market gains. Conditions appear particularly favorable among large-cap stocks, which are now trading at historically low valuations compared to their small-and midcap counterparts. High growth rates outside the United States also favor large companies with significant international exposure.

Among industry groups, we currently are emphasizing technology stocks, which appear poised to benefit from robust business spending; energy holdings, where we believe long-term fundamentals may justify higher oil and gas prices; and health care companies, which are experiencing increasing demand from an aging population. By contrast, the fund holds underweighted exposure to financials, particularly banks, which face a challenging interest-rate environment and concerns about credit quality, and real estate investment trusts, where valuations appear high.While fierce competition has led us to maintain light exposure to telecommunications services companies, we are reviewing that position in light of improving business trends within the sector.

May 15, 2007
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER, INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007

Expenses paid per $1,000 †	$ 5.01
Ending value (after expenses)	$1,105.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007

Expenses paid per $1,000 †	$ 4.81
Ending value (after expenses)	$1,020.03

† Expenses are equal to the fund’s annualized expense ratio of .96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—100.6%	Shares	Value ($)

Closed-End Funds—1.0%
Standard & Poor’s Depository Receipts (Tr. Ser. 1)	62,850	9,320,026
Consumer Discretionary—8.2%
Coach	104,090 [a]	5,082,715
Hilton Hotels	188,780	6,418,520
Johnson Controls	58,760	6,012,911
McDonald’s	277,274	13,386,789
Omnicom Group	132,890	13,914,912
Ross Stores	134,240	4,450,056
Target	147,440	8,753,513
TJX Cos.	230,970	6,441,753
Walt Disney	329,440	11,523,811
		75,984,980
Consumer Staples—10.5%
Altria Group	340,070	23,437,624
Cadbury Schweppes, ADR	205,480	10,900,714
CVS	200,400	7,262,496
Kraft Foods, Cl. A	241,640	8,087,691
Kroger	440,710	13,005,352
PepsiCo	218,040	14,410,264
SUPERVALU	247,200	11,346,480
Wal-Mart Stores	187,470	8,983,562
		97,434,183
Energy—11.3%
Chesapeake Energy	261,360	8,820,900
Chevron	94,490	7,350,377
ConocoPhillips Unscd. Notes	368,080	25,526,348
ENSCO International	181,020	10,205,908
Exxon Mobil	124,160	9,855,821
Hess	103,910	5,896,892
Marathon Oil	80,020	8,126,031
Nabors Industries	221,460 [a]	7,113,295
National Oilwell Varco	139,620 [a]	11,846,757
XTO Energy	180,240	9,781,625
		104,523,954

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial—20.4%
Allstate	86,270	5,376,346
Ambac Financial Group	98,120	9,007,416
American International Group	306,430	21,422,521
Bank of America	224,000	11,401,600
Chicago Mercantile Exchange Holdings, Cl. A	8,240	4,258,020
CIT Group	156,450	9,332,242
Citigroup	291,770	15,644,707
E*TRADE FINANCIAL	240,780 [a]	5,316,422
Franklin Resources	46,410	6,094,097
Hartford Financial Services Group	88,670	8,973,404
JPMorgan Chase & Co.	391,540	20,399,234
Lehman Brothers Holdings	98,140	7,387,979
Marshall & Ilsley	109,910	5,277,878
Merrill Lynch & Co.	143,990	12,992,218
MetLife	126,350	8,301,195
Morgan Stanley	183,040	15,377,190
PNC Financial Services Group	82,870	6,140,667
Wachovia	287,870	15,988,300
		188,691,436
Health Care—14.0%
AmerisourceBergen	168,740	8,435,313
Amgen	203,020 [a]	13,021,703
Baxter International	279,330	15,818,458
Becton, Dickinson & Co.	64,830	5,101,473
CIGNA	52,550	8,176,254
Hospira	111,570 [a]	4,524,164
Pfizer	617,074	16,327,778
Sanofi-Aventis, ADR	184,320	8,452,915
Schering-Plough	581,300	18,444,649
Thermo Fisher Scientific	274,600	14,295,676
WellPoint	124,640 [a]	9,842,821
Zimmer Holdings	81,730 [a]	7,394,930
		129,836,134
Industrial—10.1%
Dover	135,220	6,506,786
Eaton	121,280	10,819,389
Emerson Electric	198,650	9,334,564

8

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
General Electric	687,720	25,349,359
Goodrich	121,100	6,883,324
L-3 Communications Holdings	117,640	10,579,365
Textron	141,850	14,421,890
Tyco International	210,160	6,857,521
US Airways Group	83,961 [a]	3,101,519
		93,853,717
Information Technology—17.3%
Amphenol, Cl. A	191,200	6,713,032
Apple Computer	126,930 [a]	12,667,614
Broadcom, Cl. A	248,350 [a]	8,083,793
Cisco Systems	627,770 [a]	16,786,570
Cognizant Technology Solutions, Cl. A	61,700	5,515,980
EMC/Massachusetts	606,060 [a]	9,199,991
Google, Cl. A	24,710 [a]	11,647,800
Hewlett-Packard	331,230	13,958,032
Intel	544,670	11,710,405
Microsoft	701,620	21,006,503
National Semiconductor	329,320	8,661,116
Oracle	591,180 [a]	11,114,184
QUALCOMM	273,400	11,974,920
Texas Instruments	340,700	11,709,859
		160,749,799
Materials—2.8%
Air Products & Chemicals	124,670	9,537,255
Allegheny Technologies	91,170	9,990,409
Rohm & Haas	131,250	6,716,063
		26,243,727
Telecommunication Services—1.6%
AT & T	369,720	14,315,558
Utilities—3.4%
PG & E	238,110	12,048,366
Sempra Energy	312,920	19,864,162
		31,912,528
Total Common Stocks
(cost $737,834,896)		932,866,042

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,435,000)	2,435,000 [b]	2,435,000

Total Investments (cost $740,269,896)	100.9%	935,301,042
Liabilities, Less Cash and Receivables	(.9%)	(8,020,860)
Net Assets	100.0%	927,280,182

ADR—American Depository Receipts
[a] Non-income producing security.
[b] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	20.4	Utilities	3.4
Information Technology	17.3	Materials	2.8
Health Care	14.0	Telecommunication Services	1.6
Energy	11.3	Closed-End Funds	1.0
Consumer Staples	10.5	Money Market Investment	.3
Industrial	10.1
Consumer Discretionary	8.2		100.9

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	737,834,896	932,866,042
Affiliated issuers	2,435,000	2,435,000
Cash		60,446
Dividends and interest receivable		353,882
Receivable for shares of Capital Stock subscribed		41,648
		935,757,018

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		761,279
Payable for shares of Capital Stock redeemed		7,712,721
Interest payable—Note 2		2,836
		8,476,836

Net Assets ($)		927,280,182

Composition of Net Assets ($):
Paid-in capital		684,523,863
Accumulated undistributed investment income—net		1,654,239
Accumulated net realized gain (loss) on investments		46,070,934
Accumulated net unrealized appreciation
(depreciation) on investments		195,031,146

Net Assets ($)		927,280,182

Shares Outstanding
(165 million shares of $.001 par value Capital Stock authorized)		24,726,228
Net Asset Value, offering and redemption price per share ($)		37.50

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,525,462
Affiliated issuers	143,617
Income from securities lending	6,021
Interest	174
Total Income	7,675,274
Expenses:
Management fee—Note 3(a)	4,231,785
Distribution fees—Note 3(b)	470,198
Loan commitment fees—Note 2	15,284
Interest expense—Note 2	2,836
Total Expenses	4,720,103
Less—reduction in management fee
due to undertaking—Note 3(a)	(202,013)
Net Expenses	4,518,090
Investment Income—Net	3,157,184

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	48,079,963
Net unrealized appreciation (depreciation) on investments	43,028,160
Net Realized and Unrealized Gain (Loss) on Investments	91,108,123
Net Increase in Net Assets Resulting from Operations	94,265,307

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	3,157,184	8,155,417
Net realized gain (loss) on investments	48,079,963	133,013,208
Net unrealized appreciation
(depreciation) on investments	43,028,160	4,154,782
Net Increase (Decrease) in Net Assets
Resulting from Operations	94,265,307	145,323,407

Dividends to Shareholders from ($):
Investment income—net	(3,079,225)	(9,603,187)
Net realized gain on investments	(85,750,982)	—
Total Dividends	(88,830,207)	(9,603,187)

Capital Stock Transactions ($):
Net proceeds from shares sold	25,508,394	39,501,889
Dividends reinvested	84,434,442	8,890,284
Cost of shares redeemed	(129,188,410)	(318,959,730)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(19,245,574)	(270,567,557)
Total Increase (Decrease) in Net Assets	(13,810,474)	(134,847,337)

Net Assets ($):
Beginning of Period	941,090,656	1,075,937,993
End of Period	927,280,182	941,090,656
Undistributed investment income—net	1,654,239	1,576,280

Capital Share Transactions (Shares):
Shares sold	705,083	1,132,453
Shares issued for dividends reinvested	2,399,916	259,223
Shares redeemed	(3,571,938)	(9,280,855)
Net Increase (Decrease) in Shares Outstanding	(466,939)	(7,889,179)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	37.35	32.52	30.02	28.64	25.06	29.57
Investment Operations:
Investment income—net [a]	.12	.29	.34	.19	.17	.12
Net realized and
unrealized gain (loss)
on investments	3.60	4.88	2.46	1.38	3.58	(4.53)
Total from Investment
Operations	3.72	5.17	2.80	1.57	3.75	(4.41)
Distributions:
Dividends from
investment income—net	(.12)	(.34)	(.30)	(.19)	(.17)	(.10)
Dividends from net realized
gain on investments	(3.45)	—	—	—	—	—
Total Distributions	(3.57)	(.34)	(.30)	(.19)	(.17)	(.10)
Net asset value,
end of period	37.50	37.35	32.52	30.02	28.64	25.06

Total Return (%)	10.57[b]	16.01	9.37	5.54	14.99	(14.96)

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.50[b]	1.00	1.00	1.00	1.00	1.00
Ratio of net expense
to average net assets	.48[b]	.93	.90	.93	1.00	1.00
Ratio of net investment
income to average
net assets	.33[b]	.86	1.06	.66	.66	.41
Portfolio Turnover Rate	25.14[b]	96.40	68.42	79.49	50.96	41.46

Net Assets,
end of period
($ x 1,000)	927,280	941,091	1,075,938	1,245,344	1,464,281	1,560,441

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposal merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

16

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were as follows: ordinary income $9,603,187.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing.

18

The average daily amount of borrowing outstanding under the Facility during the period ended April 30, 2007 was approximately $100,200, with a related weighted average annualized interest rate of 5.71% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager agreed to waive receipt of a portion of the fund’s management fee, in the amount of .05% of the value of the fund’s average daily net assets from November 1, 2006 through April 4, 2007. The reduction in management fee, pursuant to the undertaking, amounted to $202,013 during the period ended April 30, 2007.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2007, the fund was charged $470,198 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

20

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $690,036 and Rule 12b-1 distribution plan fees $76,246, which are offset against an expense reimbursement currently in effect in the amount of $5,003.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $235,221,767 and $332,743,623, respectively.

At April 30, 2007, accumulated net unrealized appreciation on investments was $195,031,146, consisting of $198,818,712 gross unrealized appreciation and $3,787,566 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

22

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail,no-load and front-end load,large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for various periods ended November 30, 2006. A representative of the Manager noted the portfolio management change in October 2004, when Sean Fitzgibbon became the fund’s primary portfolio manager, and that the fund’s total return performance for the one- and two-year periods ended November 30, 2006 was above the Performance Group and Performance Universe medians for those periods. The Manager also provided a comparison of the fund’s total return to the returns of the fund’s benchmark index for each calendar year for the past ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”),each selected and provided by Lipper.The Board noted that the fund was the only fund in the Expense Group with a “unitary fee” structure.The Board also noted that the Manager was voluntarily waiving a portion of its management fee in the amount of 0.05% of the value of the fund’s average daily net assets until April 4, 2007 (representing 5.55% of the contractual management fee), and that the fund’s expense ratio was below the Expense Group and

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Expense Universe medians with the voluntary waiver, above the Expense Group median and below the Expense Universe median without the voluntary waiver. Representatives of the Manager and the Board members discussed that the Manager’s voluntary waiver of a portion of the fund’s management fee would not continue after April 4, 2007.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds and Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also

24

been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

26

NOTES

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
21	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Money Market Reserves

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks. We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the six-month period ended April 30, 2007, the fund’s Investor shares produced an annualized yield of 4.66%, and its Class R shares produced an annualized yield of 4.86% .Taking into account the effects of compounding, the annualized effective yields for the fund’s Investor shares and Class R shares were 4.76% and 4.97%, respectively.1

What is the fund’s investment approach?

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest.

What other factors influenced the fund’s performance?

The reporting period proved to be a time of transition for the U.S. economy. After expanding at a more robust rate earlier in 2006, the reporting period began in an environment of softening housing markets, declining energy prices and slower economic growth. The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook as it left short-term interest rates unchanged throughout the reporting period, maintaining the overnight federal funds rate at 5.25% after more than two years of steady rate hikes.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

While core inflation data remained elevated in the fall of 2006, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, U.S. GDP growth had moderated to an annualized 2.0% in the third quarter of the year, and declines in consumer confidence and orders for durable goods suggested that the economy continued to slow in the fourth quarter of the year, but at a pace that seemed to hold little risk of recession.

As 2007 began, some analysts began to predict that further economic weakness might compel the Fed to reduce interest rates later in the year. However, the U.S. economy appeared to gain new momentum in January, when the U.S. Department of Labor reported that weekly wages rose by a relatively robust inflation-adjusted 2.1% in 2006. Meanwhile, it was announced that the U.S. economy overall grew at an estimated 2.5% annualized rate in the fourth quarter, which generally was in line with expectations.Yet, inflation drove consumer prices higher at a relatively moderate 2.5% rate in 2006, the lowest annual increase since 2003.

The combination of moderate economic growth and subdued inflation delayed expectations of any changes in Fed policy over the winter. Indeed, some investors came to believe that the Fed would remain on the sidelines for much of 2007 as it scrutinized new economic data to assess the impact of its previous tightening campaign on the economy and inflation.The Fed did just that at its meeting in late January, when it left the federal funds rate at 5.25% for the fifth consecutive time.

Despite heightened volatility in equity markets and the well-publicized slowdown in the housing sector in late February, relatively robust job creation data and a dip in the unemployment rate to 4.5% seemed to ease fears that the long U.S. economic expansion might be ending. While consumers may be coming under greater pressure, in our view, it would be unusual to see a sharp drop-off in consumer spending while job growth remains robust.

4

The Fed apparently endorsed this view in late March, when it again left the federal funds rate at 5.25% . However, the wording of its accompanying announcement continued to suggest that the Fed viewed the risk of inflation as greater than the risk of recession, pushing back investors’ expectations of an eventual easing of monetary policy. Economic and inflation data remained mixed in April, including a modest 1.3% estimate for annualized GDP growth in the first quarter, reinforcing investors’ views that the Fed would remain on hold for some time.

As short-term interest rates climbed early in the reporting period, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it made little sense to establish a longer maturity position.

What is the fund’s current strategy?

Although the Fed left interest rates unchanged at its May meeting, it stands ready to change monetary policy as conditions warrant. Therefore, every piece of new economic data is likely to be scrutinized by analysts for its possible impact on monetary policy, making a relatively cautious investment posture prudent, in our view.

June 1, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.51
Ending value (after expenses)	$1,023.30	$1,024.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.51
Ending value (after expenses)	$1,021.32	$1,022.32

† Expenses are equal to the fund’s annualized expense ratio of .70% for Investor shares and .50% for Class R shares;
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—3.9%	Amount ($)	Value ($)

Union Bank of California, N.A.
5.32%, 5/29/07
(cost $19,999,923)	20,000,000	19,999,923

Commercial Paper—80.8%

Amstel Funding Corp.
5.32%, 6/13/07	15,000,000 [a]	14,907,192
Aquinas Funding LLC
5.30%, 6/5/07	15,000,000 [a]	14,923,802
Atlantis One Funding Corp.
5.30%, 7/5/07	5,000,000 [a]	4,952,785
Bank of America Corp.
5.29%, 6/15/07	15,000,000	14,902,312
Barclays U.S. Funding Corp.
5.25%—5.29%, 6/7/07—6/8/07	20,000,000	19,892,463
BNP Paribas Finance Inc.
5.31%, 5/1/07	18,000,000	18,000,000
CAFCO LLC
5.30%, 6/8/07	15,000,000 [a]	14,917,350
CC (USA) Inc.
5.31%, 5/15/07	15,000,000 [a]	14,969,433
CHARTA LLC
5.30%, 6/8/07	15,000,000 [a]	14,917,350
Citigroup Funding Inc.
5.34%, 5/14/07	15,000,000	14,971,508
Crown Point Capital Co. LLC
5.33%, 5/17/07	20,000,000 [a]	19,953,867
Cullinan Finance Ltd.
5.30%, 7/25/07	17,000,000 [a]	16,790,074
Daimler Chrysler Revolving Auto Conduit LLC, Ser. II
5.30%, 7/3/07	20,000,000	19,816,950
Deutsche Bank Financial LLC
5.31%, 5/1/07	18,000,000	18,000,000
FCAR Owner Trust, Ser. I
5.30%, 7/10/07	15,000,000	14,848,333
Goldman Sachs Group Inc.
5.29%, 5/25/07	15,000,000	14,947,650
Harrier Finance Funding Ltd.
5.30%, 6/13/07	15,000,000 [a]	14,906,475

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Intesa Funding LLC
5.29%, 5/1/07	18,000,000	18,000,000
K2 (USA) LLC
5.31%, 5/4/07	15,000,000 [a]	14,993,462
Mane Funding Corp.
5.31%, 5/7/07	15,000,000 [a]	14,986,900
Premier Asset Collateralized Entity LLC
5.30%, 7/23/07	16,200,000 [a]	16,004,473
Sigma Finance Inc.
5.32%, 5/1/07	15,000,000 [a]	15,000,000
Societe Generale N.A. Inc.
5.30%, 6/15/07	15,000,000	14,903,250
Solitaire Funding Ltd.
5.30%, 7/3/07	20,000,000 [a]	19,816,950
Stadshypotek Delaware Inc.
5.30%, 7/27/07	17,000,000 [a]	16,785,134
UBS Finance Delaware LLC
5.26%, 5/1/07	18,000,000	18,000,000
Total Commercial Paper
(cost $415,107,713)		415,107,713

Corporate Notes—5.8%

Links Finance LLC
5.33%, 10/30/07	15,000,000 [a,b]	14,999,252
Morgan Stanley
5.48%, 7/19/07	15,000,000 [b]	15,016,128
Total Corporate Notes
(cost $30,015,380)		30,015,380

Time Deposits—5.8%

Key Bank U.S.A., N.A. (Grand Cayman)
5.27%, 5/1/07	15,000,000	15,000,000
National City Bank, Cleveland, OH (Grand Cayman)
5.22%, 5/1/07	15,000,000	15,000,000
Total Time Deposits
(cost $30,000,000)		30,000,000

8

	Principal
Repurchase Agreements—3.9%	Amount ($)	Value ($)

Greenwich Capital Markets
5.21%, dated 4/30/07, due 5/1/07 in the amount of
$20,002,894 (fully collateralized by $15,390,000
Federal Home Loan Bank System, Bonds, 4.70%-5.65%,
due 4/10/12-4/20/22, value $15,170,568, $970,000
Federal Home Loan Mortgage Corp., Debentures, 0%, due
11/29/19, value $504,681, $340,000 Tennessee Valley
Authority, Bonds, 5.375%, due 11/13/08, value
$345,078 and $5,174,000 Tennessee Valley Authority,
Strips, due 11/1/10, value $4,384,241)
(cost $20,000,000)	20,000,000	20,000,000

Total Investments (cost $515,123,016)	100.2%	515,123,016

Liabilities, Less Cash and Receivables	(.2%)	(968,329)

Net Assets	100.0%	514,154,687

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $243,824,499 or 47.4% of net assets.
[b] Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	40.6	Repurchase Agreements	3.9
Asset-Backed/Structured		Asset-Backed/Securities
Investment Vehicles	21.0	Arbitrage Vehicles	2.9
Asset-Backed/Multi-Seller Programs	16.4	Finance	2.9
Asset-Backed/Single Seller	6.7
Brokerage Firms	5.8		100.2

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments—Note 1(b)	515,123,016	515,123,016
Cash		893,641
Interest receivable		427,679
		516,444,336

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		269,266
Dividend payable		2,016,377
Payable for Capital Stock redeemed		4,006
		2,289,649

Net Assets ($)		514,154,687

Composition of Net Assets ($):
Paid-in capital		514,155,334
Accumulated net realized gain (loss) on investments		(647)

Net Assets ($)		514,154,687

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	334,453,180	179,701,507
Shares Outstanding	334,451,597	179,703,737

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Interest Income	13,287,375
Expenses:
Management fee—Note 3(a)	1,239,817
Distribution fees (Investor Shares)—Note 3(b)	322,883
Total Expenses	1,562,700
Investment Income—Net, representing net income
in net assets resulting from operations	11,724,675

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	11,724,675	19,315,239
Net realized gain (loss) on investments	—	(44)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,724,675	19,315,195

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(7,520,277)	(12,160,141)
Class R shares	(4,204,398)	(7,155,098)
Total Dividends	(11,724,675)	(19,315,239)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	309,291,782	536,973,093
Class R shares	343,073,439	695,718,250
Dividends reinvested:
Investor shares	7,496,469	12,118,040
Class R shares	1,951,740	2,462,583
Cost of shares redeemed:
Investor shares	(266,957,594)	(572,668,799)
Class R shares	(351,095,618)	(627,794,493)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	43,760,218	46,808,674
Total Increase (Decrease) in Net Assets	43,760,218	46,808,630

Net Assets ($):
Beginning of Period	470,394,469	423,585,839
End of Period	514,154,687	470,394,469

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007		Year Ended October 31,

Investor Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.023	.042	.022	.005	.006	.016
Distributions:
Dividends from
investment income—net	(.023)	(.042)	(.022)	(.005)	(.006)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.33[a]	4.24	2.23	.54	.64	1.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70[a]	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	4.66[a]	4.15	2.19	.53	.64	1.63

Net Assets, end of period
($ X 1,000)	334,453	284,623	308,202	357,163	379,265	432,816

[a] Annualized.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS ( c o n t i n u e d )

	Six Months Ended April 30, 2007		Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.024	.044	.024	.007	.008	.018
Distributions:
Dividends from
investment income—net	(.024)	(.044)	(.024)	(.007)	(.008)	(.018)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.43[a]	4.45	2.43	.74	.83	1.79

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50[a]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	4.86[a]	4.40	2.38	.72	.84	1.82

Net Assets, end of period
($ X 1,000)	179,702	185,772	115,384	179,552	214,112	248,164

[a] Annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualifications is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $647 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $603 of the carryover expires in fiscal 2012 and $44 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006, were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2007, the fund did not borrow under the line of credit.

18

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor, for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2007, Investor shares were charged $322,883 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $212,867 and Rule 12b-1 distribution plan fees $56,399.

20

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, no-load money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group median and above the Performance Universe median for the 1-, 2-, 3-, 4-, 5-and 10-year periods ended November 30, 2006.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee structure”, the Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians and that the fund’s expense ratio was lower than the Expense Group median and higher than the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to

22

evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

24

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
25	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Municipal Reserves

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Reserves, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending. Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the six-month period ended April 30, 2007, the fund produced annualized yields of 3.14% for its Class R shares and 2.95% for its Investor shares. Taking into account the effects of compounding, the fund produced annualized effective yields of 3.19% and 2.99% for its Class R shares and Investor shares, respectively.1

Tax-exempt money market instruments continued to generate competitive returns over the reporting period in an environment of stable short-term interest rates, moderating economic growth and persistent inflationary pressures.

On a separate note, on March 31, 2007, Joseph Irace became the fund’s primary portfolio manager.

What is the fund’s investment approach?

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.To pursue its goal, the fund invests at least 80% of its assets in tax-exempt municipal obligations, including short-term municipal debt securities. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper.

The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

When the reporting period began, weakness in the housing and automotive sectors already had contributed to a more moderate rate of U.S. economic growth. At the same time, energy prices had begun to retreat from the record highs established during the summer of 2006, helping to relieve prevailing inflationary pressures. Investors generally responded to these economic developments with expectations that a slower economy and more subdued inflation might prompt the Federal Reserve Board (the “Fed”) to begin reducing short-term interest rates during 2007.The Fed lent credence to this view when it continued to hold interest rates steady as it evaluated the impact of its previous series of rate hikes on the economy and inflation. In its public comments, the Fed repeatedly stated that it believed inflation was likely to moderate along with economic growth.

While stubbornly high inflation data caused investors to question this outlook at times during the reporting period, more evidence had emerged by the reporting period’s end that slumping housing markets and resurgent oil prices were indeed constraining consumer spending, which represented one of the main pillars of the economy over the past several years.Accordingly, many analysts reiterated their view that an eventual reduction in short-term interest rates was likely.

In this environment, tax-exempt money market yields generally remained stable throughout the reporting period, trading within a relatively narrow range despite occasional swings in investors’ economic and inflation concerns. In addition, very short-term tax-exempt money market instruments, including variable-rate demand notes (VRDNs) on which yields are reset daily or weekly, provided higher yields than longer-term instruments for most of the reporting period. This relatively unusual phenomenon, known as an “inverted yield curve,” was partly the result of supply-and-demand forces affecting the short end of the market’s maturity range.The inverted yield curve led us to focus on VRDNs for a substantial portion of the reporting period. In fact, at times, up to 90% of the fund’s assets was allocated to VRDNs, with the remainder invested in municipal notes and seasoned municipal bonds.

4

Later in the reporting period, after the current management team assumed responsibility for the fund, we reduced the fund’s exposure to VRDNs.We redeployed those assets primarily to tax-exempt commercial paper with maturities in the three- to six-month range,which offered incrementally higher yields than shorter- or longer-term instruments.As a result, the fund’s weighted average maturity increased from a relatively short position to one that was slightly longer than industry averages.We made these changes during a time in which seasonal factors, including heightened money market fund redemptions by individuals making income tax payments, historically have tended to boost yields of tax-exempt money market instruments.

What is the fund’s current strategy?

A little more than a week after the end of the reporting period, the Fed again left short-term interest rates unchanged, commenting that its “predominant policy concern remains the risk that inflation will fail to moderate as expected.” These comments, when combined with new releases of mixed economic and inflation data, suggest to us that the Fed is unlikely either to raise or lower short-term interest rates over the foreseeable future.We therefore currently intend to maintain the fund’s slightly longer-than-average duration position until we see evidence that the Fed is ready to adjust monetary policy one way or the other.

June 1, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Reserves from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.55	$ 2.55
Ending value (after expenses)	$1,014.70	$1,015.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.56	$ 2.56
Ending value (after expenses)	$1,021.27	$1,022.27

† Expenses are equal to the fund’s annualized expense ratio of .71% for Class I and .51% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—100.6%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—5.7%
Macon Trust Various Certificates
(Spanish Fort Redevelopment
Authority—Spanish Fort Town
Center) (Liquidity Facility;
Bank of America and LOC;
Bank of America)	3.99	5/7/07	5,000,000 [a,b]	5,000,000
Colorado—3.7%
Boulder Central Area General
Improvement District, GO Notes
(Insured; AMBAC)	5.00	6/15/07	100,000	100,113
Central Platte Valley Metropolitan
District, GO (Liquidity
Facility; BNP Paribas)	3.70	12/1/07	500,000	500,000
Central Platte Valley Metropolitan
District, GO (LOC; U.S. Bank NA)	3.70	12/1/07	1,000,000	1,000,000
Colorado Department of
Transportation, Transportation
RAN (Insured; AMBAC)	5.30	6/15/07	100,000	100,149
Pinery West Metropolitan District
Number 2, GO Notes
(LOC; U.S. Bank NA)	3.70	11/1/07	1,310,000	1,310,000
Regional Transportation District,
Master Lease Purchase
Agreement II, COP (Transit
Vehicles Project) (Insured; AMBAC)	4.00	6/1/07	100,000	100,000
University of Colorado Regents,
Enterprise System Revenue
(Insured; FGIC)	4.00	6/1/07	100,000	100,000
Florida—8.0%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wachovia Bank)	4.00	5/7/07	980,000 [a]	980,000
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	3.98	5/7/07	4,000,000 [a]	4,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Jacksonville Health Facilities
Authority, Health Facilities
Revenue (River Garden/Coves
Project) (LOC; Wachovia Bank)	4.00	5/7/07	620,000 [a,c]	620,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project)
(LOC; Wachovia Bank)	4.00	5/7/07	500,000 [a]	500,000
Putnam County Development
Authority, PCR (Seminole
Electric Cooperative, Inc.
Project) (LOC; National Rural
Utilities Cooperative Finance
Corporation)	4.04	5/7/07	500,000 [a]	500,000
South Broward Hospital District,
HR (Putters Program)
(Insured; MBIA and
Liquidity Facility;
JPMorgan Chase Bank)	3.98	5/7/07	385,000 [a,b]	385,000
Georgia—3.4%
Fulton County Development
Authority, Educational
Facilities Revenue (Friends of
High Meadows, Inc. Project)
(LOC; Wachovia Bank)	3.85	5/7/07	515,000 [a]	515,000
Private Colleges and University
Authority, CP (Emory
University Project)	3.70	9/12/07	2,500,000	2,500,000
Idaho—2.3%
Idaho,
GO Notes, TAN	4.50	6/29/07	2,000,000	2,002,495
Illinois—11.9%
Cook County Community College
District Number 508, GO Lease
Certificates (Insured; MBIA)	7.70	12/1/07	1,500,000	1,533,795
Illinois,
GO Certificates	4.25	6/7/07	3,000,000	3,001,088

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Educational Facilities
Authority, Revenue, CP (Pooled
Finance Program) (LOC;
Northern Trust Company)	3.73	9/12/07	2,000,000	2,000,000
Illinois Finance Authority,
Revenue (IIT Research
Institute) (LOC; Fifth Third Bank)	3.98	5/7/07	4,000,000 [a]	4,000,000
Indiana—6.4%
Seymour,
EDR (Pedcor Investments—
Sycamore Springs Apartments
Project) (LOC; FHLB)	4.01	5/7/07	1,884,000 [a]	1,884,000
Wabash,
EDR (Wabash Alloys Project)
(LOC; Bank of America)	4.00	5/7/07	3,750,000 [a]	3,750,000
Iowa—6.0%
Coralville,
GO Annual Appropriation Urban
Renewal Bond Anticipation
Project Notes	4.13	6/1/07	2,275,000	2,275,000
Iowa,
TRAN	4.25	6/29/07	3,000,000	3,001,770
Louisiana—5.7%
Louisiana Public Facilities Authority,
Revenue (GCGK Investments LLC
Project) (LOC; Amsouth Capital)	3.96	5/7/07	5,000,000 [a]	5,000,000
Michigan—1.8%
Detroit,
Sewage Disposal System Second
Lien Revenue, CP (Insured; FGIC and
Liquidity Facility; DEPFA Bank PLC)	3.78	7/12/07	1,600,000	1,600,000
Nebraska—5.4%
Scotts Bluff County Hospital
Authority Number 1, Revenue,
Refunding (Regional West
Medical Center) (Insured; Radian
and Liquidity Facility; Key Bank)	4.01	5/7/07	4,700,000 [a]	4,700,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Nevada—8.5%
Truckee Meadows Water Authority,
Water Revenue (Insured; MBIA
and Liquidity Facility; Citibank NA)	3.98	5/7/07	7,440,000 [a,b]	7,440,000
New Mexico—3.1%
Santa Fe,
Gross Receipts Tax
(Subordinate Lien)/Wastewater
System Revenue
(LOC; BNP Paribas)	4.00	5/7/07	2,700,000 [a]	2,700,000
Ohio—4.8%
Hamilton City School District,
School Improvement Unlimited
Tax GO (Putters Program)
(Insured; FSA and Liquidity
Facility; JPMorgan Chase Bank)	3.98	5/7/07	4,250,000 [a,b]	4,250,000
Pennsylvania—10.3%
Bensalem Township School District,
GO Notes (Putters Program)
(Insured; FGIC and Liquidity
Facility; JPMorgan Chase Bank)	3.98	5/7/07	3,520,000 [a,b]	3,520,000
Bucks County Water and Sewer
Authority, Sewer System
Revenue (Putters Program)
(Insured; FSA and Liquidity
Facility; JPMorgan Chase Bank)	3.98	5/7/07	600,000 [a,b]	600,000
Delaware County Industrial
Development Authority, PCR, CP
(Exelon Project)
(LOC; Wachovia Bank)	3.72	5/16/07	5,000,000	5,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas—9.0%
Dallas Area Rapid Transit,
Senior Lien Sales Tax Revenue,
Refunding (Putters Program)
(Insured; AMBAC and Liquidity
Facility; JPMorgan Chase Bank)	3.98	5/7/07	2,660,000 [a,b]	2,660,000
Hunt Memorial Hospital District,
GO Notes (Insured; XLCA and
Liquidity Facility; JPMorgan
Chase Bank)	3.98	5/7/07	1,000,000 [a]	1,000,000
McKinney,
GO Notes (Insured; FSA)	4.50	8/15/07	200,000	200,383
Texas,
CP	3.77	6/12/07	4,000,000	4,000,000
Washington—4.6%
Washington Housing Finance
Commission, MFMR (Wandering
Creek Project) (Insured; FHLMC
and Liquidity Facility; FHLMC)	4.03	5/7/07	4,000,000 [a]	4,000,000

Total Investments (cost $88,328,793)			100.6%	88,328,793

Liabilities, Less Cash and Receivables			(.6%)	(506,185)

Net Assets			100.0%	87,822,608

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $23,855,000 or 27.2% of net assets.
[c] Purchased on a delayed delivery basis.

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+,F1	VMIG1,MIG1,P1	SP1+,SP1,A1+,A1	92.9
AAA,AA,A [d]	Aaa,Aa,A [d]	AAA,AA,A [d]	5.4
Not Rated [e]	Not Rated [e]	Not Rated [e]	1.7
			100.0

†	Based on total investments.
[d]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	88,328,793	88,328,793
Cash		132,428
Interest receivable		637,715
		89,098,936

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		32,851
Bank loan payable—Note 2		825,000
Dividends payable		253,264
Payable for investment securities purchased		165,018
Interest payable—Note 2		195
		1,276,328

Net Assets ($)		87,822,608

Composition of Net Assets ($):
Paid-in capital		87,827,466
Accumulated net realized gain (loss) on investments		(4,858)

Net Assets ($)		87,822,608

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	24,099,604	63,723,004
Shares Outstanding	24,102,051	63,727,128

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Interest Income	1,882,724
Expenses:
Management fee—Note 3(a)	257,849
Distribution fees (Investor Shares)—Note 3(b)	25,239
Interest expense—Note 2	3,897
Total Expenses	286,985
Investment Income—Net	1,595,739

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(3,981)
Net Increase in Net Assets Resulting from Operations	1,591,758

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	1,595,739	2,874,449
Net realized gain (loss) from investments	(3,981)	1,910
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,591,758	2,876,359

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(371,999)	(659,984)
Class R shares	(1,223,740)	(2,214,465)
Total Dividends	(1,595,739)	(2,874,449)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	22,460,212	52,795,315
Class R shares	118,774,254	294,759,690
Dividends reinvested:
Investor shares	370,126	651,586
Class R shares	295,819	476,403
Cost of shares redeemed:
Investor shares	(24,625,957)	(49,721,247)
Class R shares	(138,757,297)	(277,012,556)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,482,843)	21,949,191
Total Increase (Decrease) in Net Assets	(21,486,824)	21,951,101

Net Assets ($):
Beginning of Period	109,309,432	87,358,331
End of Period	87,822,608	109,309,432

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007		Year Ended October 31,

Investor Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.015	.026	.015	.004	.004	.009
Distributions:
Dividends from
investment income—net	(.015)	(.026)	(.015)	(.004)	(.004)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.47[a]	2.65	1.48	.44	.44	.87

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[a]	.71	.71	.71	.70	.71
Ratio of net investment income
to average net assets	2.95[a]	2.65	1.44	.43	.45	.86

Net Assets, end of period
($ X 1,000)	24,100	25,896	22,170	26,380	31,311	31,902

[a] Annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007		Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.016	.028	.017	.006	.006	.011
Distributions:
Dividends from
investment income—net	(.016)	(.028)	(.017)	(.006)	(.006)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.57[a]	2.86	1.69	.64	.65	1.07

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.51[a]	.51	.51	.51	.50	.51
Ratio of net investment income
to average net assets	3.14[a]	2.84	1.60	.60	.65	1.07

Net Assets, end of period
($ X 1,000)	63,723	83,413	65,188	124,838	249,243	317,102

[a] Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund. The fund’s investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company,Inc.expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

20

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $877 available for federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to October 31, 2006. If not applied, the carryover expires in fiscal 2011.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average amount of borrowings outstanding under the line of credit during the period ended April 30, 2007 was approximately $134,800 with a related weighted average annualized interest rate of 5.83% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s

22

allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2007, Investor shares were charged $25,239 pursuant to the Plan.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $28,555 and Rule 12b-1 distribution plan fees $4,296.

24

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, no-load tax-exempt money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail tax-exempt money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended November 30, 2006, and noted that the fund’s total return performance was at or below the Performance Group median and below the Performance Universe median for each of the periods.The Board noted the rank of the fund’s total return within the Performance Group for each period and discussed that in the two periods when the fund’s performance was below median there was a spread of only one or two basis points between the fund’s performance and median performance.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians and that the fund’s expense ratio was lower than the Expense Group median but higher than the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objec-

26

tives, policies and strategies as the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

28

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Balanced Fund

SEMIANNUAL REPORT April 30, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
24	Statement of Financial Futures
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
29	Financial Highlights
34	Notes to Financial Statements
46	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
F O R M O R E I N F O R M AT I O N

Back Cover

The Fund

Dreyfus Premier
Balanced Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Balanced Fund covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as a cooling housing market took its toll on consumer and business spending, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.”Yet, labor markets remained relatively strong and the general markets continued toward record price levels. Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly rising unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, continued high pace of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in the financial markets, and your financial advisor can help determine the appropriate investments for you and position your investment portfolio for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John B. Jares, CFA, and Catherine Powers, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to
its benchmark?

For the six-month period ended April 30, 2007, the fund produced total returns of 5.63% for Class A shares, 5.24% for Class B shares, 5.23% for Class C shares, 5.77% for Class R shares and 5.50% for Class T shares.1 In comparison, the fund’s benchmark, a hybrid index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index (“Lehman Aggregate Index”), provided a total return of 6.21% for the same period. Separately the S&P 500 Index and the Lehman Aggregate Index provided total returns of 8.60% and 2.64%, respectively, for the period.2

Large-capitalization stocks advanced, and bonds produced positive absolute returns in an environment of stable short-term interest rates, slowing economic growth and respectable corporate earnings. Disappointing performance by a handful of the fund’s stocks primarily accounted for its lagging performance compared to its blended benchmark.

Effective 6/1/07, Class R shares will be renamed Class I shares.

What is the fund’s investment approach?

Seeking total return, the fund has a normal allocation of approximately 60% stocks and 40% bonds, corresponding to the fund’s benchmark. However, the fund is permitted to invest from 40% to 75% of its total assets in stocks and 25% to 60% in bonds.

In choosing stocks, we use a “growth style” of investing with a consistent, bottom-up approach that emphasizes individual stock selection through in-house qualitative and quantitative research.

In choosing bonds, we review economic, market and other factors, leading to valuations by sector, maturity and quality. The fund primarily invests in U.S. government securities, corporate bonds, mortgage-backed and asset-backed securities.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Stocks produced relatively attractive returns overall during the reporting period in an environment of respectable corporate earnings growth, moderate economic growth and strong employment levels. Bonds also generally posted positive total returns, but to a more modest degree, as fixed-income investors responded to stubborn inflationary pressures and a surge in sub-prime mortgage delinquencies. Our mild emphasis on stocks over bonds during the reporting period helped the fund participate more fully in the stock market’s relative strength.

Although a few disappointments prevented the fund’s equity portion from outperforming the S&P 500 Index during the reporting period, the fund nonetheless held a number of strong performers. In the consumer staples area,Avon Products benefited from a successful management reorganization and increased advertising. Information technology giant Cisco Systems achieved strong growth due to robust demand for its Internet and video infrastructure offerings. Computer and electronics manufacturer Apple continued to benefit from the popularity of its personal computing and consumer electronics products. Relatively light exposure to banks proved to be advantageous as the industry group faltered amid concerns regarding escalating sub-prime mortgage defaults. In the health care area, Schering-Plough benefited from solid execution and adept expense management, and Zimmer Holdings gained market share with a new line of gender-specific artificial joints.

On the other hand, several stocks detracted from the fund’s relative per-formance.In the wake of the merger of two major competitors,investors began to worry that pharmacy chain Walgreen might need to acquire a pharmacy benefit management company. Electronics retailer Best Buy was hurt by softer consumer spending. Biotechnology company Amgen lost value after receiving a regulatory warning regarding safety issues and encountering intensifying competitive pressures. Online media giant Yahoo! reported a disappointing quarter, and Marvell Technology Group experienced softness in the disk-drive market. Underweighted positions in the energy, utilities and telecommunications services sectors also undermined the fund’s results.

The fund’s bond portfolio outperformed the Lehman Aggregate Index, particularly benefitting from its positions in high yield securities and

4

international bonds denominated in local currencies. Investment-grade corporate bonds also fared well, due primarily to our strategy of emphasizing BBB rated bonds from regulated utilities, banks and real estate investment trust issuers that we believed would be less vulnerable than other industries to leveraged buyouts and other activities we consider unfriendly to bondholders. A “bulleted” yield curve strategy also contributed modestly to performance as the yield curve steepened during the first quarter of 2007. On the other hand, a small position in Treasury Inflation Protected Securities during the fourth quarter of 2006 detracted slightly from the bond portfolio’s results.

What is the fund’s current strategy?

In the fund’s stock portion, we have continued to employ our bottom-up security selection process to find growth companies with the potential for superior revenue and earnings growth at attractive valu-ations.This approach recently has resulted in a slightly more defensive investment posture, which we believe positions the fund for a slower-growth U.S. economy. In the bond portfolio, we generally have maintained the same strategies as we did earlier in the reporting period, except that we have begun to reduce the fund’s exposure to international bonds as strong global growth keeps central banks abroad poised to continue raising rates.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation through April
4, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER, INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

T h e F u n d 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Balanced Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.61	$ 9.41	$ 9.41	$ 4.34	$ 6.88
Ending value (after expenses)	$1,056.30	$1,052.40	$1,052.30	$1,057.70	$1,055.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.51	$ 9.25	$ 9.25	$ 4.26	$ 6.76
Ending value (after expenses)	$1,019.34	$1,015.62	$1,015.62	$1,020.58	$1,018.10

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class B, 1.85% for
Class C, .85% for Class R and 1.35% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—72.2%	Shares	Value ($)

Consumer Discretionary—6.3%
Bed Bath & Beyond	19,869 a	809,463
Best Buy	45,185	2,107,880
Federated Department Stores	36,032	1,582,525
Gap	22,097	396,641
Home Depot	16,127	610,729
Limited Brands	16,106	444,042
Starbucks	19,890 a	616,988
Walt Disney	17,713	619,601
		7,187,869
Consumer Staples—10.0%
Altria Group	15,760	1,086,179
Avon Products	21,754	865,809
Cadbury Schweppes, ADR	10,098	535,699
Clorox	15,868	1,064,425
Colgate-Palmolive	15,219	1,030,935
Dean Foods	14,361	523,171
Kraft Foods, Cl. A	10,906	365,024
PepsiCo	6,318	417,557
Procter & Gamble	23,997	1,543,247
Unilever (NY Shares)	15,567	474,794
Wal-Mart Stores	53,294	2,553,848
Whole Foods Market	21,492	1,005,611
		11,466,299
Energy—3.2%
Chevron	8,889	691,475
Exxon Mobil	26,980	2,141,672
Schlumberger	10,469	772,926
		3,606,073
Exchange Traded Funds—3.4%
iShares Russell 1000 Growth Index Fund	22,259	1,295,919
Powershares QQQ	28,432 b	1,306,735
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	8,702	1,290,420
		3,893,074
Financial—6.0%
American International Group	8,727	610,105

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Charles Schwab	51,300	980,856
Chicago Mercantile Exchange Holdings, Cl. A	1,522	786,494
Citigroup	16,005	858,188
Goldman Sachs Group	5,605	1,225,309
Lincoln National	12,126	862,765
Morgan Stanley	11,046	927,974
State Street	8,539	588,081
		6,839,772
Health Care—14.7%
Allergan	11,006	1,333,927
Amylin Pharmaceuticals	22,466 [a]	928,520
Covance	13,444 [a]	813,362
Eli Lilly & Co.	8,034	475,050
Genentech	9,728 [a]	778,143
Genzyme	13,454 [a]	878,681
Gilead Sciences	15,832 [a]	1,293,791
Johnson & Johnson	23,713	1,522,849
Medtronic	16,402	868,158
Pfizer	22,554	596,779
Pharmaceutical Product Development	12,775	460,794
Quest Diagnostics	15,969	780,724
Schering-Plough	31,209	990,262
Thermo Fisher Scientific	25,358 [a]	1,320,137
UnitedHealth Group	17,434	925,048
Wyeth	24,055	1,335,053
Zimmer Holdings	16,141 [a]	1,460,438
		16,761,716
Industrial—4.2%
Canadian National Railway	12,637	634,883
Empresa Brasileira de Aeronautica, ADR	11,356	532,710
General Electric	80,575	2,969,995
Waste Management	18,209	681,199
		4,818,787

8

Common Stocks (continued)	Shares	Value ($)

Information Technology—23.8%
Adobe Systems	46,854 [a]	1,947,252
Apple Computer	21,958 [a]	2,191,408
Autodesk	8,917 [a]	368,005
Automatic Data Processing	13,234	592,354
Broadcom, Cl. A	25,679 [a]	835,851
Broadridge Financial Solutions	3,308 [a]	66,292
Cisco Systems	91,887 [a]	2,457,058
Cognos	12,722 [a]	548,445
Corning	39,396 [a]	934,473
Diebold	22,968	1,094,885
eBay	24,327 [a]	825,658
Electronic Arts	28,111 [a]	1,417,076
EMC/Massachusetts	58,637 [a]	890,110
Google, Cl. A	2,203 [a]	1,038,450
Hewlett-Packard	41,325	1,741,436
KLA-Tencor	11,444	635,714
Marvell Technology Group	57,530 [a]	927,959
Maxim Integrated Products	25,974	823,895
Microsoft	114,313	3,422,531
Nokia, ADR	24,704	623,776
SanDisk	13,559 [a]	589,139
Sun Microsystems	75,516 [a]	394,194
Texas Instruments	40,931	1,406,798
Western Union	19,346	407,233
Yahoo!	37,489 [a]	1,051,192
		27,231,184
Materials—.6%
E.I. du Pont de Nemours & Co.	13,234	650,716
Telecommunication Services—.0%
AT & T	3	116
Total Common Stocks
(cost $73,746,747)		82,455,606

T h e F u n d 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes—38.3%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.3%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	30,000	30,000
L-3 Communications,
Gtd. Notes	7.63	6/15/12	120,000	124,950
Northrop Grumman,
Gtd. Notes	7.13	2/15/11	75,000	80,229
Raytheon,
Sr. Notes	5.50	11/15/12	65,000	66,160
				301,339
Agricultural—.3%
Philip Morris,
Debs.	7.75	1/15/27	270,000	323,915
Aluminum—.1%
Alcan,
Notes	6.13	12/15/33	90,000	88,945
Asset-Backed Ctfs./
Auto Receivables—.3%
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	195,000	193,902
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	100,000	100,300
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	105,000	104,221
				398,423
Asset-Backed Ctfs./Credit Cards—.7%
BA Credit Card Trust,
Ser. 2007-C1, Cl. C1	5.61	6/15/14	420,000 [c]	419,820
Citibank Credit Card Issuance
Trust, Ser. 2006-C4, Cl. C4	5.54	1/9/12	325,000 [c]	325,036
				744,856
Asset-Backed Ctfs./
Home Equity Loans—.6%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	175,000 [c]	172,799
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A2	5.56	9/25/36	225,000 [c]	225,027
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-1, Cl. 1A6A	5.86	2/25/37	140,000 [c]	140,881

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B		5.83	11/25/36	70,000 [c]	70,534
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M3		5.83	5/25/35	75,000 [c]	74,416
					683,657
Asset-Backed Ctfs./
Manufactured Housing—.1%
Green Tree Financial,
Ser. 1994-7, Cl. M1		9.25	3/15/20	106,293	109,822
Automobile Manufacturers—.1%
DaimlerChrysler N.A. Holding,
Notes		4.88	6/15/10	50,000	49,567
DaimlerChrysler N.A. Holding,
Gtd. Notes		8.50	1/18/31	60,000	75,821
					125,388
Banks—2.4%
Chevy Chase Bank,
Sub. Notes		6.88	12/1/13	105,000	110,775
Chuo Mitsui Trust & Banking,
Sub. Notes		5.51	12/29/49	100,000 [c,d]	97,186
Colonial Bank N.A./Montgomery, AL,
Sub. Notes		8.00	3/15/09	40,000	41,767
Development Bank of Japan,
Govt. Gtd. Bonds	JPY	1.75	6/21/10 138,000,000 [e]		1,181,794
Glitnir Banki,
Sub. Notes		6.69	6/15/16	115,000 [c,d]	120,453
Landsbanki Islands,
Notes		6.10	8/25/11	120,000 [d]	123,594
Northern Rock,
Sub. Notes		5.60	4/30/49	190,000 [c,d]	185,653
Resona Bank,
Notes		5.85	9/29/49	130,000 [c,d]	129,594
Societe Generale,
Sub. Notes		5.92	12/29/49	110,000 [c,d]	110,381
Sovereign Bancorp,
Sr. Notes		4.80	9/1/10	140,000 [c]	137,918
T h e F u n d 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	105,000 [c]	106,824
USB Capital IX,
Gtd. Notes	6.19	4/15/49	110,000 [c]	113,046
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	95,000	99,639
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	140,000	142,986
				2,701,610
Building & Construction—.0%
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	30,000 [d]	30,629
Chemicals—.3%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	45,000	47,700
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	110,000	108,387
Lubrizol,
Sr. Notes	4.63	10/1/09	145,000	143,059
Lubrizol,
Sr. Notes	5.50	10/1/14	40,000	39,329
				338,475
Commercial &
Professional Services—.1%
ERAC USA Finance,
Bonds	5.60	5/1/15	90,000 [d]	88,885
ERAC USA Finance,
Notes	7.95	12/15/09	50,000 [d]	53,212
				142,097
Commercial Mortgage
Pass-Through Ctfs.—2.3%
Banc of America Commercial
Mortgage, Ser. 2005-2, Cl. A2	4.25	7/10/43	245,519	243,460
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13, Cl. A3	5.52	9/11/41	50,000	50,619
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-T24, Cl. AAB	5.53	10/12/41	100,000	101,300
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	100,000 [c]	102,541

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	275,000 [d]	285,457
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	70,000 [d]	70,055
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	85,000 [d]	85,000
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	90,000 [d]	90,540
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	35,000 [d]	34,355
Greenwich Capital Commercial
Funding, Ser. 2007-GG9, Cl. AAB	5.44	3/10/39	225,000	226,671
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	200,000	200,173
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP7, Cl. ASB	5.88	4/15/45	95,000 [c]	98,288
JP Morgan Chase Commerical
Mortgage Securities,
Ser. 2004-C1, Cl. A2	4.30	1/15/38	85,000	82,327
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2	4.96	7/12/38	145,000	144,296
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	45,000 [c]	45,209
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	150,000	149,690
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A3	5.71	7/12/44	215,000	219,853
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	30,000 [d]	30,095
Washington Mutual Asset
Securities, Ser. 2003-C1A, Cl. A	3.83	1/25/35	392,308 [d]	381,000
				2,640,929
Diversified Financial Services—3.3%
American Express,
Sub. Debs.	6.80	9/1/66	45,000 [c]	48,152
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	100,000 [c]	108,712

T h e F u n d 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Amvescap,
Gtd. Notes	5.38	2/27/13	110,000	108,920
Bear Stearns,
Sr. Unscd. Notes	5.50	8/15/11	110,000	111,327
Boeing Capital,
Sr. Notes	7.38	9/27/10	160,000	171,908
BTM (Curacao) Holdings,
Bank Gtd. Notes	4.76	7/21/15	225,000 [c,d]	221,205
Credit Suisse USA,
Sr. Unsub. Notes	5.50	8/16/11	170,000	172,763
Fuji JGB Investment,
Sub. Bonds	9.87	12/29/49	115,000 [c,d]	120,716
Glencore Funding,
Gtd. Notes	6.00	4/15/14	65,000 [d]	65,000
Goldman Sachs Group,
Notes	4.50	6/15/10	140,000	137,895
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	410,000 [c]	412,057
HSBC Finance,
Notes	5.50	1/19/16	115,000	115,028
International Lease Finance,
Notes	4.75	1/13/12	205,000	201,925
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	205,000	199,517
John Deere Capital,
Notes	5.40	9/1/09	90,000 [c]	90,058
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	260,000	257,467
Kaupthing Bank,
Sub. Notes	7.13	5/19/16	100,000 [d]	108,451
Lehman Brothers Holdings,
Sr. Notes	5.46	8/21/09	140,000 [c]	140,075
Lehman Brothers Holdings,
Notes	5.50	4/4/16	50,000 [b]	50,151
MBNA,
Notes	6.13	3/1/13	220,000	229,574
Morgan Stanley,
Sub. Notes	4.75	4/1/14	155,000	148,630

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services (continued)
Nuveen Investments,
Sr. Unscd. Notes	5.00	9/15/10	80,000	79,374
Residential Capital,
Gtd. Notes	6.13	11/21/08	45,000	44,986
Residential Capital,
Gtd. Notes	6.38	6/30/10	130,000	130,440
Residential Capital,
Gtd. Notes	6.50	4/17/13	10,000	10,007
Residential Capital,
Gtd. Notes	7.19	4/17/09	135,000 [c,d]	134,438
SMFG Preferred Capital,
Bonds	6.08	12/31/49	100,000 [c,d]	100,765
				3,719,541
Diversified Metals & Mining—.1%
Reliance Steel & Aluminum,
Gtd. Notes	6.20	11/15/16	60,000	60,751
Electric Utilitises—1.3%
Cleveland Electris Illumination,
Sr. Unscd. Notes	5.70	4/1/17	120,000	119,948
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. D	5.30	12/1/16	95,000	94,538
Consumers Energy,
First Mortgage Bonds	5.00	2/15/12	235,000	232,612
Dominion Resources/VA,
Sr. Unscd. Notes, Ser. E	7.20	9/15/14	185,000	204,533
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	220,000	224,152
Gulf Power,
Sr. Unsub. Notes, Ser. M	5.30	12/1/16	115,000	114,526
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	140,000	147,240
NiSource Finance,
Gtd. Notes	5.25	9/15/17	100,000	95,383
Ohio Power,
Unscd. Notes	5.53	4/5/10	170,000 [c]	170,237
Southern,
Sr. Unsub. Notes, Ser. A	5.30	1/15/12	70,000	70,570
				1,473,739

T h e F u n d 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Environmental Control—.3%
Allied Waste North America,
Scd. Notes, Ser. B		5.75	2/15/11	45,000	44,438
Allied Waste North America,
Scd. Notes		6.38	4/15/11	35,000	35,263
Republic Services,
Sr. Notes		6.75	8/15/11	85,000	89,509
USA Waste Services,
Sr. Unscd. Notes		7.00	7/15/28	175,000	182,394
Waste Management,
Gtd. Notes		7.38	5/15/29	30,000	32,772
					384,376
Food & Beverages—.2%
H.J. Heinz,
Notes		6.43	12/1/20	60,000 [d]	60,945
Stater Brothers Holdings,
Sr. Notes		7.75	4/15/15	35,000 [d]	36,138
Stater Brothers Holdings,
Sr. Notes		8.13	6/15/12	65,000	67,275
Tyson Foods,
Sr. Unscd. Notes		6.85	4/1/16	50,000 [c]	52,375
					216,733
Foreign/Governmental—1.2%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub. Notes		5.17	6/16/08	190,000 [c]	188,813
Export-Import Bank of Korea,
Sr. Notes		4.50	8/12/09	175,000	174,078
Federal Republic of Brazil,
Unscd. Bonds	BRL	12.50	1/5/16	500,000 [b,e]	292,138
Republic of Argentina,
Bonds		5.48	8/3/12	180,000 [c]	130,995
Republic of Argentina,
Bonds, Ser. VII		7.00	9/12/13	100,000	97,925
Republic of South Africa,
Notes		9.13	5/19/09	230,000	247,537
Russian Federation,
Unsub. Bonds		8.25	3/31/10	143,337 [d]	150,146
United Mexican States,
Notes, Ser. A		6.75	9/27/34	108,000	120,690
					1,402,322

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care—.6%
American Home Products,
Unscd. Notes	6.95	3/15/11	95,000 [c]	101,132
Coventry Health Care,
Sr. Unscd. Notes	5.88	1/15/12	85,000	86,679
Coventry Health Care,
Sr. Unscd. Notes	5.95	3/15/17	60,000	59,898
Medco Health Solutions,
Sr. Unscd. Notes	7.25	8/15/13	50,000	54,177
Quest Diagnostics,
Gtd. Notes	5.13	11/1/10	55,000	54,670
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000	83,097
UnitedHealth Group,
Sr. Unscd. Notes	5.38	3/15/16	135,000	134,052
WellPoint,
Unscd. Notes	5.00	1/15/11	70,000	69,557
				643,262
Lodging & Entertainment—.1%
MGM Mirage,
Gtd. Notes	8.38	2/1/11	50,000	53,313
Mohegan Tribal Gaming Authority,
Sr. Unscd. Notes	6.13	2/15/13	110,000	108,350
				161,663
Machinery—.1%
Case New Holland,
Gtd. Notes	7.13	3/1/14	45,000	47,475
Terex,
Gtd. Notes	7.38	1/15/14	55,000	57,750
				105,225
Media—.7%
AOL Time Warner,
Gtd. Notes	6.75	4/15/11	145,000	152,763
British Sky Broadcasting,
Gtd. Notes	6.88	2/23/09	320,000	328,902
Comcast,
Gtd. Notes	5.50	3/15/11	200,000	202,755
News America Holdings,
Gtd. Debs.	7.70	10/30/25	130,000	148,939
				833,359

T h e F u n d 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas—.5%
Amerada Hess,
Unscd. Notes	6.65	8/15/11	125,000	131,891
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	20,000	21,050
Enterprise Products Operating,
Gtd. Notes, Ser. B	5.60	10/15/14	220,000	221,021
Gazprom,
Sr. Unscd. Notes	6.51	3/7/22	105,000 [d]	108,281
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	12/15/15	100,000	101,675
				583,918
Packaging & Containers—.2%
Ball,
Gtd. Notes	6.88	12/15/12	25,000	25,688
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	90,000	94,050
Sealed Air,
Notes	5.63	7/15/13	115,000 [d]	115,643
				235,381
Paper & Forest Products—.3%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	80,000 [d]	80,800
Georgia-Pacific,
Sr. Uscd. Notes	8.00	1/15/24	130,000	131,950
Temple-Inland,
Gtd. Notes	6.63	1/15/18	90,000	94,608
Weyerhaeuser,
Unscd. Debs.	7.13	7/15/23	45,000	46,360
				353,718
Property & Casualty Insurance—.8%
Aegon Funding,
Gtd. Notes	5.75	12/15/20	140,000	143,057
Assurant,
Sr. Notes	6.75	2/15/34	125,000	134,513
ING Groep,
Bonds	5.78	12/29/49	110,000 [c]	109,772
Leucadia National,
Sr. Notes	7.13	3/15/17	130,000 [d]	130,000

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
Lincoln National,
Jr. Sub. Cap. Secs.	7.00	5/17/66	60,000 [c]	63,473
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	310,000	302,763
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	55,000	55,299
				938,877
Real Estate Investment
Trusts—1.7%
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	150,000	147,738
Arden Realty,
Notes	5.25	3/1/15	125,000	124,668
Boston Properties,
Sr. Notes	5.00	6/1/15	135,000	131,206
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	50,000	51,093
Duke Realty,
Sr. Notes	5.88	8/15/12	440,000	451,610
ERP Operating,
Notes	5.13	3/15/16	80,000	78,302
ERP Operating,
Notes	5.25	9/15/14	40,000	39,694
ERP Operating,
Unscd. Notes	5.38	8/1/16	30,000 [b]	29,898
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.65	6/1/16	75,000	75,321
Federal Realty Investment Trust,
Notes	6.00	7/15/12	25,000	25,723
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	155,000	149,641
Host Hotels & Resorts,
Scd. Notes	6.88	11/1/14	20,000	20,575
Istar Financial,
Sr. Unscd. Notes	5.69	3/9/10	165,000 [c]	165,218
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	70,000	69,438

T h e F u n d 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
Mack-Cali Realty,
Notes	5.25	1/15/12	100,000	99,309
Mack-Cali Realty,
Bonds	5.80	1/15/16	110,000	111,074
Regency Centers,
Gtd. Notes	5.25	8/1/15	45,000	43,952
Simon Property Group,
Unsub. Notes	5.00	3/1/12	175,000	173,694
Simon Property Group,
Unscd. Notes	5.75	5/1/12	8,000	8,193
				1,996,347
Residential Mortgage
Pass-Through Ctfs.—1.7%
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	59,852 [c]	59,837
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	270,000 [c]	266,285
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1,
Cl. 1A1	6.25	10/25/34	1,010,389	1,020,368
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B2	6.07	6/25/36	24,978 [c]	24,908
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	100,000 [c]	101,153
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	125,000 [c]	122,447
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	150,000 [c]	147,801
Washington Mutual,
Ser. 2005-AR4, Cl. A4B	4.67	4/25/35	200,000 [c]	197,444
				1,940,243
Retail—.1%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	35,000	35,694
Federated Retail Holding,
Gtd. Bonds	5.35	3/15/12	25,000	25,014
Federated Retail Holding,
Gtd. Notes	5.90	12/1/16	40,000	40,274
				100,982

20

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Telecommunications—.9%
AT & T Wireless,
Sr. Notes		8.75	3/1/31	75,000	98,418
AT & T,
Sr. Unscd. Notes		7.30	11/15/11	100,000 [c]	108,756
Deutsche Telekom International
Finance, Gtd. Bonds		8.25	6/15/30	95,000 [c]	119,583
France Telecom,
Notes		8.50	3/1/31	85,000 [c]	112,288
KPN,
Sr. Unsub. Bonds		8.38	10/1/30	40,000	45,983
Nextel Communications,
Gtd. Notes, Ser. F		5.95	3/15/14	85,000	83,795
Nordic Telephone Holdings,
Scd. Notes	EUR	8.25	5/1/16	50,000 [d,e]	75,092
Qwest,
Notes		8.88	3/15/12	10,000 [c]	11,100
Sprint Capital,
Gtd. Notes		8.75	3/15/32	20,000	23,669
Telefonica Emisiones,
Gtd. Notes		5.98	6/20/11	90,000	92,515
Time Warner Cable,
Sr. Unscd. Notes		5.85	5/1/17	45,000 [d]	45,355
Verizon Global Funding,
Notes		7.75	6/15/32	75,000	88,098
Windstream,
Gtd. Notes		8.13	8/1/13	85,000	92,650
					997,302
Textiles & Apparel—.1%
Mohawk Industries,
Sr. Unscd. Notes		5.75	1/15/11	105,000	106,638
Transportation—.2%
Union Pacific,
Notes		3.88	2/15/09	200,000	195,705
U.S. Government Agencies/
Mortgage-Backed—14.4%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10				46,506	44,898
4.50%, 5/17/22				1,290,000 [f]	1,249,275
5.00%, 5/1/18				1,150,000 [f]	1,133,820
5.50%, 5/15/14				1,045,000 [f]	1,046,630

T h e F u n d 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
5.00%			775,000 [f]	748,844
6.00%			2,820,000 [f]	2,857,385
4.00%, 5/1/10			261,571	254,807
5.00%, 8/1/20			1,393,487	1,374,952
5.00%, 10/1/35—3/1/36			2,583,509 [g]	2,499,260
5.50%, 9/1/34—4/1/36			2,744,068	2,716,560
Government National Mortgage Association I:
5.50%, 4/15/33—4/15/34			751,262	748,280
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			215,265	209,130
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			160,404	156,596
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			32,228	31,631
Ser. 2006-66, Cl. A, 4.09%, 1/16/30			223,159	217,941
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			266,365	261,139
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			194,003	190,242
Ser. 2005-32, Cl. B, 4.39%, 8/16/30			200,000	196,994
Ser. 2005-87, Cl. A, 4.45%, 3/16/25			137,542	135,528
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29			390,000	391,905
				16,465,817
U.S. Government Securities—1.9%
U.S. Treasury Bonds	4.50	2/15/36	145,000 [b]	137,546
U.S. Treasury Notes	4.38	12/31/07	60,000 [h]	59,766
U.S. Treasury Notes	4.63	11/30/08	865,000 [b]	864,223
U.S. Treasury Notes	4.63	12/31/11	30,000 [b]	30,137
U.S. Treasury Notes	4.63	11/15/16	555,000 [b]	554,827
U.S. Treasury Notes	5.13	6/30/08	425,000	426,362
U.S. Treasury Notes	5.13	5/15/16	100,000 [b]	103,676
				2,176,537
Total Bonds and Notes
(cost $43,751,360)				43,722,521

			Principal
Short-Term Investments—.3%			Amount ($)	Value ($)

Commercial Paper
Cox Enterprises,
5.60%, 8/15/07
(cost $355,000)			355,000 [c,d]	355,000

22

Other Investment—7.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $8,167,000)	8,167,000 [i]	8,167,000

Investment of Cash Collateral
for Securities Loaned—2.5%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,816,984)	2,816,984 [i]	2,816,984

Total Investments (cost $128,837,091)	120.4%	137,517,111

Liabilities, Less Cash and Receivables	(20.4%)	(23,290,861)

Net Assets	100.0%	114,226,250

ADR—American Depository Receipts.
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At April 30, 2007, the total market value of the fund’s securities on loan is $2,961,373 and the total market value of the collateral held by the fund is $3,066,721 consisting of cash collateral of $2,816,984 and U.S. Government and agency securities valued at $249,738.
[c] Variable rate security—interest rate subject to periodic change.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $3,824,064 or 3.3% of net assets.
[e] Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EUR—Euro
JPY—JapaneseYen
[f] Purchased on a forward commitment basis.
[g] Purchased on a delayed delivery basis.
[h] All or partially held by a broker as collateral for open financial futures positions.
[i] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)			Value (%)

Information Technology	23.8	Asset/Mortgage-Backed	5.7
U.S. Government & Agencies	16.3	Industrial	4.2
Corporate Bonds	15.1	Exchange Traded Funds	3.4
Health Care	14.7	Energy	3.2
Consumer Staples	10.0	Foreign/Governmental	1.2
Short-Term/Money Market Investments	9.9	Materials	.6
Consumer Discretionary	6.3	Telecommunication Services	.0
Financial	6.0		120.4

† Based on net assets.
See notes to financial statements.

T h e F u n d 23

STATEMENT OF FINANCIAL	FUTURES
April 30, 2007 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2007 ($)

Financial Futures Long
U.S. Treasury 2 year Notes	48	9,826,500	June 2007	(1,859)
U.S. Treasury 5 year Notes	13	1,375,766	June 2007	1,978
U.S. Treasury 30 year Bonds	7	782,250	June 2007	(4,709)
Financial Futures Short
U.S. Treasury 10 year Notes	12	(1,299,938)	June 2007	(2,400)
				(6,990)

24

STATEMENT OF ASSETS	AND	LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan
valued at $2,961,373)—Note 1(c):
Unaffiliated issuers	117,853,107	126,533,127
Affiliated issuers	10,983,984	10,983,984
Cash		8,302
Receivable for mortgage dollar rolls		2,362,363
Receivable for investment securities sold		926,988
Dividends and interest receivable		476,526
Receivable for shares of Capital Stock subscribed		52,890
Unrealized appreciation on forward currency
currency exchange contracts—Note 4		36,935
Receivable for futures variation margin—Note 4		14,657
		141,395,772

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		121,018
Payable for shares of Capital Stock redeemed		11,374,877
Payable for investment securities purchased		10,485,670
Liability for securities on loan—Note 1(c)		2,816,984
Payable for mortgage dollar rolls		2,369,188
Unrealized depreciation on forward
currency exchange contracts—Note 4		1,785
		27,169,522

Net Assets ($)		114,226,250

Composition of Net Assets ($):
Paid-in capital		287,328,225
Accumulated undistributed investment income—net		555,556
Accumulated net realized gain (loss) on investments		(182,366,321)
Accumulated net unrealized appreciation (depreciation) on
investments, foreign currency transactions and [including
($6,990) net unrealized (depreciation) on financial futures]		8,708,790

Net Assets ($)		114,226,250

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	79,002,595	11,747,284	8,938,654	14,344,047	193,670
Shares Outstanding	5,491,961	818,916	621,078	997,729	13,455

Net Asset Value
Per Share ($)	14.39	14.34	14.39	14.38	14.39

See notes to financial statements.

T h e F u n d 25

STATEMENT	OF	OPERATIONS
Six Months Ended	April	30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,308 foreign taxes withheld at source):
Unaffiliated issuers	698,696
Affiliated issuers	402,336
Interest	844,362
Income from securities lending	1,910
Total Income	1,947,304
Expenses:
Management fee—Note 3(a)	641,215
Distribution and service plan fees—Note 3(b)	217,930
Loan commitment fees—Note 2	1,503
Total Expenses	860,648
Less—reduction in management fee
due to undertaking—Note 3(a)	(96,182)
Net Expenses	764,466
Investment Income—Net	1,182,838

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,846,703
Net realized gain (loss) on financial futures	(51,682)
Net realized gain (loss) on forward currency exchange contracts	7,156
Net realized gain (loss) on options transactions	867
Net Realized Gain (Loss)	4,803,044
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and options transactions
[including ($223) net unrealized (depreciation) on financial futures]	1,071,644
Net Realized and Unrealized Gain (Loss) on Investments	5,874,688
Net Increase in Net Assets Resulting from Operations	7,057,526

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	1,182,838	2,410,343
Net realized gain (loss) on investments	4,803,044	16,556,035
Net unrealized appreciation
(depreciation) on investments	1,071,644	(3,097,377)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,057,526	15,869,001

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(840,288)	(1,839,393)
Class B shares	(99,614)	(368,109)
Class C shares	(59,000)	(145,290)
Class R shares	(260,435)	(736,630)
Class T shares	(1,801)	(3,305)
Total Dividends	(1,261,138)	(3,092,727)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	7,061,813	18,917,518
Class B shares	334,862	890,925
Class C shares	159,755	302,995
Class R shares	7,084,478	3,765,579
Class T shares	3,339	15,971
Dividends reinvested:
Class A shares	650,136	1,388,595
Class B shares	82,107	304,444
Class C shares	33,321	84,126
Class R shares	247,451	711,591
Class T shares	1,801	3,305
Cost of shares redeemed:
Class A shares	(15,823,727)	(31,745,726)
Class B shares	(6,195,754)	(21,003,350)
Class C shares	(1,284,194)	(3,438,318)
Class R shares	(16,595,795)	(16,552,953)
Class T shares	(23,513)	(27,557)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,263,920)	(46,382,855)
Total Increase (Decrease) in Net Assets	(18,467,532)	(33,606,581)

Net Assets ($):
Beginning of Period	132,693,782	166,300,363
End of Period	114,226,250	132,693,782
Undistributed investment income—net	555,556	633,856

T h e F u n d 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	505,303	1,461,512
Shares issued for dividends reinvested	46,961	108,816
Shares redeemed	(1,124,795)	(2,447,179)
Net Increase (Decrease) in Shares Outstanding	(572,531)	(876,851)

Class B [a]
Shares sold	23,985	69,127
Shares issued for dividends reinvested	5,935	23,465
Shares redeemed	(444,042)	(1,624,766)
Net Increase (Decrease) in Shares Outstanding	(414,122)	(1,532,174)

Class C
Shares sold	11,427	23,217
Shares issued for dividends reinvested	2,399	6,529
Shares redeemed	(90,992)	(264,655)
Net Increase (Decrease) in Shares Outstanding	(77,166)	(234,909)

Class R
Shares sold	503,028	290,210
Shares issued for dividends reinvested	17,900	55,683
Shares redeemed	(1,163,582)	(1,278,177)
Net Increase (Decrease) in Shares Outstanding	(642,654)	(932,284)

Class T
Shares sold	239	1,250
Shares issued for dividends reinvested	130	258
Shares redeemed	(1,661)	(2,127)
Net Increase (Decrease) in Shares Outstanding	(1,292)	(619)

[a] During the period ended April 30, 2007, 286,223 Class B shares representing $3,993,433 were automatically converted to 285,811 Class A shares and during the period ended October 31, 2006, 939,806 Class B shares representing $12,147,506 were automatically converted to 938,533 Class A shares.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	13.76	12.58	12.31	11.90	10.73	12.44
Investment Operations:
Investment income—net [a]	.13	.23	.24	.15	.09	.13
Net realized and unrealized
gain (loss) on investments	.64	1.22	.29	.43	1.19	(1.68)
Total from Investment Operations	.77	1.45	.53	.58	1.28	(1.55)
Distributions:
Dividends from
investment income—net	(.14)	(.27)	(.26)	(.17)	(.11)	(.16)
Net asset value, end of period	14.39	13.76	12.58	12.31	11.90	10.73

Total Return (%) [b]	5.63[c]	11.72	4.36	4.90	12.05	(12.62)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62[c]	1.25	1.25	1.25	1.25	1.25
Ratio of net expenses
to average net assets	.55[c]	1.10	1.12	1.18	1.25	1.25
Ratio of net investment income
to average net assets	.96[c]	1.79	1.88	1.20	.86	1.06
Portfolio Turnover Rate	156.41[c,d] 229.90[d]		246.46[d]	215.48	305.24	268.17

Net Assets, end of period
($ x 1,000)	79,003	83,422	87,328	98,546	128,519	178,679

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annulized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007, October 31, 2006 and October 31, 2005 were 101.70%, 121.54% and 197.43%, respectively.

See notes to financial statements.

T h e F u n d 29

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	13.72	12.53	12.26	11.85	10.69	12.40
Investment Operations:
Investment income—net [a]	.08	.13	.14	.05	.01	.04
Net realized and unrealized
gain (loss) on investments	.63	1.23	.30	.44	1.19	(1.68)
Total from Investment Operations	.71	1.36	.44	.49	1.20	(1.64)
Distributions:
Dividends from
investment income—net	(.09)	(.17)	(.17)	(.08)	(.04)	(.07)
Net asset value, end of period	14.34	13.72	12.53	12.26	11.85	10.69

Total Return (%) [b]	5.24[c]	10.93	3.58	4.13	11.21	(13.29)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99[c]	2.00	2.00	2.00	2.00	2.00
Ratio of net expenses
to average net assets	.92[c]	1.85	1.88	1.93	2.00	2.00
Ratio of net investment income
to average net assets	.57[c]	1.05	1.18	.44	.12	.31
Portfolio Turnover Rate	156.41[c,d] 229.90[d]		246.46[d]	215.48	305.24	268.17

Net Assets, end of period
($ x 1,000)	11,747	16,913	34,655	78,262	103,904	118,415

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annulized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007, October 31, 2006 and October 31, 2005 were 101.70%, 121.54% and 197.43%, respectively.

See notes to financial statements.

30

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	13.76	12.58	12.30	11.89	10.73	12.45
Investment Operations:
Investment income—net [a]	.08	.14	.14	.05	.01	.04
Net realized and unrealized
gain (loss) on investments	.64	1.21	.31	.44	1.19	(1.69)
Total from Investment Operations	.72	1.35	.45	.49	1.20	(1.65)
Distributions:
Dividends from
investment income—net	(.09)	(.17)	(.17)	(.08)	(.04)	(.07)
Net asset value, end of period	14.39	13.76	12.58	12.30	11.89	10.73

Total Return (%) [b]	5.23[c]	10.81	3.57	4.20	11.17	(13.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99[c]	2.00	2.00	2.00	2.00	2.00
Ratio of net expenses
to average net assets	.92[c]	1.85	1.87	1.93	2.00	2.00
Ratio of net investment income
to average net assets	.59[c]	1.04	1.15	.45	.11	.31
Portfolio Turnover Rate	156.41[c,d] 229.90[d]		246.46[d]	215.48	305.24	268.17

Net Assets, end of period
($ x 1,000)	8,939	9,609	11,735	16,426	20,370	25,970

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annulized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007, October 31, 2006 and October 31, 2005 were 101.70%, 121.54% and 197.43%, respectively.

See notes to financial statements.

T h e F u n d 31

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	13.74	12.59	12.32	11.91	10.74	12.45
Investment Operations:
Investment income—net [a]	.17	.26	.27	.18	.12	.16
Net realized and unrealized
gain (loss) on investments	.63	1.21	.29	.43	1.19	(1.68)
Total from Investment Operations	.80	1.47	.56	.61	1.31	(1.52)
Distributions:
Dividends from
investment income—net	(.16)	(.32)	(.29)	(.20)	(.14)	(.19)
Net asset value, end of period	14.38	13.74	12.59	12.32	11.91	10.74

Total Return (%)	5.77[b]	11.93	4.61	5.25	12.19	(12.38)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50[b]	1.00	1.00	1.00	1.00	1.00
Ratio of net expenses
to average net assets	.42[b]	.85	.87	.93	1.00	1.00
Ratio of net investment income
to average net assets	1.10[b,c]	2.05	2.22	1.46	1.10	1.31
Portfolio Turnover Rate	156.41[b,c] 229.90[c]		246.46[c]	215.48	305.24	268.17

Net Assets, end of period
($ x 1,000)	14,344	22,547	32,390	54,429	99,620	234,741
[a]	Based on average shares outstanding at each month end.
[b] Not annulized.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007,
	October 31, 2006 and October 31, 2005 were 101.70%, 121.54% and 197.43%, respectively.
See notes to financial statements.

32

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	13.76	12.57	12.30	11.88	10.72	12.43
Investment Operations:
Investment income—net [a]	.12	.20	.21	.12	.07	.10
Net realized and unrealized
gain (loss) on investments	.63	1.21	.29	.44	1.18	(1.68)
Total from Investment Operations	.75	1.41	.50	.56	1.25	(1.58)
Distributions:
Dividends from
investment income—net	(.12)	(.22)	(.23)	(.14)	(.09)	(.13)
Net asset value, end of period	14.39	13.76	12.57	12.30	11.88	10.72

Total Return (%) [b]	5.50[c]	11.38	4.10	4.73	11.69	(12.86)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75[c]	1.50	1.50	1.50	1.50	1.50
Ratio of net expenses
to average net assets	.67[c]	1.35	1.37	1.43	1.50	1.50
Ratio of net investment income
to average net assets	.83[c]	1.53	1.66	.95	.62	.78
Portfolio Turnover Rate	156.41[c,d] 229.90[d]		246.46[d]	215.48	305.24	268.17

Net Assets, end of period
($ x 1,000)	194	203	193	249	320	451

[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annulized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007, October 31, 2006 and October 31, 2005 were 101.70%, 121.54% and 197.43%, respectively.

See notes to financial statements.

T h e F u n d 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class R shares are sold primarily

34

to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a

T h e F u n d 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Debt securities (excluding short-term investments (other than U.S. Treasury Bills) and financial futures) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered

36

when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: Each portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange

T h e F u n d 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

38

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover $187,019,986 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $70,610,673 of the carryover expires in fiscal 2009, $72,687,006 expires in fiscal 2010 and $43,722,307 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were as follows: ordinary income $3,092,727. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based

T h e F u n d 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee And Other Transactions
With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and

40

Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed from November 1, 2006 through April 4, 2008 to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets. The reduction in management fee pursuant to the undertaking, amounted to $96,182 during the period ended April 30, 2007.

During the period ended April 30, 2007, the Distributor retained $3,551 and $7 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $11,967 and $392 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the

T h e F u n d 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2007, Class A, Class B, Class C and Class T shares were charged $100,791, $52,692, $34,777 and $257, respectively, pursuant to their respective Plans. During the period ended April 30, 2007 Class B, Class C and Class T shares were charged $17,564, $11,592 and $257, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the statement of Assets and Liabilities consist of: management fees $103,151, Rule 12b-1 distribution plan fees $29,038 and shareholder services plan fees $4,302, which are offset against an expense reimbursement currently in effect in the amount of $15,473.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the period ended April 30, 2007, amounted to $199,148,956 and $209,514,945, respectively, of which $69,653,672 in purchases and $69,662,627 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to

42

repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2007, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option

T h e F u n d 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the

period ended April	30, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Costs ($)	Gain/(Loss) ($)

Contracts outstanding
October 31, 2006	—	—	—	—
Contracts written	5,800,000	12,706
Contracts terminated:
Closed	5,800,000	12,706	20,560	(7,854)
Expired	—	—	—	—
Contracts outstanding
April 30, 2007	—	—	—	—

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.

44

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at April 30, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales:
Euro, expiring
6/20/2007	60,000	82,068	80,283	(1,785)
Japanese Yen,
expiring
6/20/2007	141,990,000	1,195,403	1,232,338	36,935
Total				35,150

At April 30, 2007, accumulated net unrealized appreciation on investments was $8,680,020, consisting of $10,018,597 gross unrealized appreciation and $1,338,577 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

NOTE 5—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007. The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

T h e F u n d 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

46

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of mixed-asset target allocation growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended November 30, 2006, and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for each of the periods.The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each calendar year for the past ten years.

A representative of the Manager reminded the Board of certain investment management changes to the fund, including the appointment of Mr. John Jares as the new primary portfolio manager for the asset allocation and equity portion of the fund, and a change to the fund’s investment objective, which became effective on August 1, 2006.The Board members noted that it was expected to take some time for the new management to favorably affect the fund’s performance, although they remained concerned.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund was the only fund in the Expense Group with a “unitary fee” structure.The Board members noted that the fund’s expense ratio was

T h e F u n d 47

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

lower than the Expense Group and Expense Universe medians, taking into consideration the fee waiver by the Manager of .15% of the value of the fund’s average daily net assets (approximately 15% of the contractual management fee) which continues until April 4, 2007. Representatives of the Manager and the Board members discussed that the waiver by the Manager would be extended until April 4, 2008.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds and Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-

48

plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager. The Board members also noted the effect of the Manager’s fee waiver agreement on the Manager’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

T h e F u n d 49

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND D ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  While the Board was concerned about the fund’s total return per- formance, the Board believed the Manager was seeking to improve it, noting, in particular, the investment management changes effec- tive on August 1, 2006.The Board members determined to continue to closely monitor performance.
  The Board concluded, taking into account the voluntary fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.
  The Board determined that there were no economies of scale to be shared with the fund and that, to the extent it were to be deter- mined, in the future, that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

50

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
28	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Large Company Stock Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Large Company Stock Fund, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as a cooling housing market took its toll on consumer and business spending, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.”Yet, labor markets remained relatively strong and the general markets continued toward record price levels. Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly rising unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, continued high pace of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in the financial markets, and your financial advisor can help determine the appropriate investments for you and position your investment portfolio for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Sean Fitzgibbon, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2007, the fund produced total returns of 10.55% for Class A shares, 10.17% for Class B shares, 10.12% for Class C shares, 10.70% for Class R shares and 10.45% for Class T shares.1 For the same period, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 8.60% .2

We attribute these results to stable interest rates and better-than-expected corporate earnings.These positive trends drove stock prices broadly higher despite bouts of market volatility, persistent inflationary concerns and signs of slowing economic growth. In fact, every market sector within the benchmark posted positive absolute performance. The fund produced higher returns than its benchmark, primarily on the strength of our security selection strategy in the consumer staples, consumer discretionary and health care areas.

Effective 6/1/07, Class R shares will be renamed Class I shares.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index. Stocks are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management. The result is a broadly diversified portfolio of carefully selected stocks, with performance determined by a large number of securities.At the end of the reporting period, the fund held positions in approximately 87 stocks across 11 economic sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Stock markets exhibited volatile behavior in the face of conflicting economic trends. Steady gains during the first few months of the reporting period were followed by a sharp decline in late February and early March 2007.The dip in stock prices, prompted by a crisis of confidence in Asian markets, proved short-lived, however, with the market achieving substantial gains in the second half of March and April 2007, driving the S&P 500 Index to its highest level in more than seven years.

The fund outperformed its benchmark on the basis of strong stock selections in several key sectors. Consumer staples holdings delivered particularly strong relative returns, bolstered by the performance of grocery and food chains, such as SUPERVALU and Kroger, which benefited from trends toward industry consolidation and an increasingly favorable competitive landscape. Longtime food and beverage holding Cadbury Schweppes further contributed to the fund’s relative performance when speculation regarding a possible break-up of the company sent the stock price higher.

In the consumer discretionary area, the fund enhanced returns by avoiding relatively weak industry groups, such as homebuilders. Instead, the fund emphasized investments in companies poised to benefit from strong business spending, such as Hilton Hotels. Similarly, among retailers, the fund generally steered clear of economically sensitive businesses, focusing instead on relatively stable performers, such as fast food giant McDonald’s. In the energy sector, oilfield equipment provider National Oilwell Varco stood out as another top performer. Although the fund’s performance in health care was more mixed, strong gains from holdings such as pharmaceutical maker Schering-Plough and medical equipment and service provider Thermo Fisher Scientific more than made up for declines in other holdings, such as biotechnology developer Amgen.

While the fund roughly matched or exceeded the benchmark’s returns in every industry group, a few individual holdings disappointed. US Airways Group lost ground after the failure of its merger proposal with Delta Air Lines, and in the wake of costs associated with bad weather

4

and information system difficulties. Communications equipment maker Motorola, which was sold during the reporting period declined in the wake of a weak earnings report. Finally, off-price retailer TJX was hurt by negative publicity associated with a security breach in the company’s information systems.

What is the fund’s current strategy?

As of the end of the reporting period, the fund holds mildly overweighted positions in several sectors. In the technology area, we see opportunities to benefit from robust business spending. In the health care sector, an aging population is driving rising demand for products and services. Among energy companies, we believe that long-term fundamentals may generate higher oil and gas prices. On the other hand, the fund holds underweighted exposure to financial stocks, particularly real estate investment trusts, where valuations appear high, and banks, which face a challenging interest rate environment. The highly competitive business environment in telecommunications services has also led us to allocate relatively few assets to that sector; however, improving business trends currently are causing us to review that position.

More generally, we believe that the prevailing economic environment is creating favorable conditions for further market gains. Large-cap stocks, which are now trading at historically low valuations compared to their small- and midcap counterparts, appear particularly well positioned for growth.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER, INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Large Company Stock Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.59	$ 9.43	$ 9.43	$ 4.28	$ 6.89
Ending value (after expenses)	$1,105.50	$1,101.70	$1,101.20	$1,107.00	$1,104.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.36	$ 9.05	$ 9.05	$ 4.11	$ 6.61
Ending value (after expenses)	$1,019.49	$1,015.82	$1,015.82	$1,020.73	$1,018.25

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.81% for Class B, 1.81% for
Class C, .82% for Class R and 1.32% for Class T, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—99.8%	Shares	Value ($)

Closed-End Funds—1.0%
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	5,280 [a]	782,971
Consumer Discretionary—8.1%
Coach	8,810 [b]	430,192
Hilton Hotels	15,880	539,920
Johnson Controls	4,980	509,603
McDonald’s	23,245	1,122,269
Omnicom Group	11,150	1,167,517
Ross Stores	11,310	374,927
Target	12,350	733,220
TJX Cos.	19,340	539,393
Walt Disney	27,670	967,897
		6,384,938
Consumer Staples—10.4%
Altria Group	28,590	1,970,422
Cadbury Schweppes, ADR	17,290 [a]	917,234
CVS	16,800	608,832
Kraft Foods, Cl. A	20,331	680,479
Kroger	36,970	1,090,985
PepsiCo	18,250	1,206,143
SUPERVALU	20,710	950,589
Wal-Mart Stores	15,800	757,136
		8,181,820
Energy—11.2%
Chesapeake Energy	21,930 [a]	740,138
Chevron	7,800	606,762
ConocoPhillips	30,870	2,140,835
ENSCO International	15,220	858,104
Exxon Mobil	10,390	824,758
Hess	8,680	492,590
Marathon Oil	6,650	675,308
Nabors Industries	18,530 [b]	595,183
National Oilwell Varco	11,710 [b]	993,594
XTO Energy	15,160	822,733
		8,750,005

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial—20.2%
Allstate	7,250	451,820
Ambac Financial Group	8,240	756,432
American International Group	25,817	1,804,866
Bank of America	18,740	953,866
Chicago Mercantile Exchange Holdings, Cl. A	710	366,893
CIT Group	13,090	780,819
Citigroup	24,480	1,312,618
E*TRADE FINANCIAL	20,170 [b]	445,354
Franklin Resources	3,920	514,735
Hartford Financial Services Group	7,410	749,892
JPMorgan Chase & Co.	32,810	1,709,401
Lehman Brothers Holdings	8,200	617,296
Marshall & Ilsley	9,260	444,665
Merrill Lynch & Co.	12,080	1,089,978
MetLife	10,590	695,763
Morgan Stanley	15,320	1,287,033
PNC Financial Services Group	6,980	517,218
Wachovia	24,260	1,347,400
		15,846,049
Health Care—14.0%
AmerisourceBergen	14,160	707,858
Amgen	17,070 [b]	1,094,869
Baxter International	23,450	1,327,973
Becton, Dickinson & Co.	5,440	428,073
CIGNA	4,440	690,819
Hospira	9,390 [b]	380,765
Pfizer	51,783	1,370,178
Sanofi-Aventis, ADR	15,480	709,913
Schering-Plough	48,770	1,547,472
Thermo Fisher Scientific	23,150 [b]	1,205,189
WellPoint	11,190 [b]	883,674
Zimmer Holdings	6,890 [b]	623,407
		10,970,190
Industrial—10.0%
Dover	11,360	546,643
Eaton	10,140	904,589
Emerson Electric	16,700	784,733

8

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
General Electric	57,650	2,124,979
Goodrich	10,130	575,789
L-3 Communications Holdings	9,850	885,811
Textron	11,890	1,208,856
Tyco International	17,650	575,920
US Airways Group	7,068 [b]	261,092
		7,868,412
Information Technology—17.2%
Amphenol, Cl. A	16,050	563,515
Apple Computer	10,700 [b]	1,067,860
Broadcom, Cl. A	20,920 [b]	680,946
Cisco Systems	52,780 [b]	1,411,337
Cognizant Technology Solutions, Cl. A	5,220 [b]	466,668
EMC/Massachusetts	50,980 [b]	773,876
Google, Cl. A	2,070 [b]	975,757
Hewlett-Packard	26,370 [a]	1,111,232
Intel	45,810	984,915
Microsoft	58,820	1,761,071
National Semiconductor	27,670	727,721
Oracle	49,830 [b]	936,804
QUALCOMM	23,050	1,009,590
Texas Instruments	28,610	983,326
		13,454,618
Materials—2.8%
Air Products & Chemicals	10,480	801,720
Allegheny Technologies	7,680	841,574
Rohm & Haas	11,000	562,870
		2,206,164
Telecommunications—1.5%
AT & T	30,970	1,199,158
Utilities—3.4%
PG & E	19,950	1,009,470
Sempra Energy	26,220	1,664,446
		2,673,916
Total Common Stocks
(cost $65,116,460)		78,318,241

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $271,000)	271,000 [c]	271,000

Investment of Cash Collateral
for Securities Loaned—2.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,273,706)	2,273,706 [c]	2,273,706

Total Investments (cost $67,661,166)	103.1%	80,862,947
Liabilities, Less Cash and Receivables	(3.1%)	(2,424,733)
Net Assets	100.0%	78,438,214

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At April 30, 2007, the total market value of the fund’s securities on loan is $3,224,103 and the total market value of the collateral held by the fund is $3,346,866, consisting of cash collateral of $2,273,706 and U.S. Government and agency securities valued at $1,073,160.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	20.2	Utilities	3.4
Information Technology	17.2	Money Market Investments	3.3
Health Care	14.0	Materials	2.8
Energy	11.2	Telecommunications	1.5
Consumer Staples	10.4	Closed-End Funds	1.0
Industrial	10.0
Consumer Discretionary	8.1		103.1

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $3,224,103)—Note 1(b):
Unaffiliated issuers	65,116,460	78,318,241
Affiliated issuers	2,544,706	2,544,706
Dividends and interest receivable		29,868
Receivable for shares of Capital Stock subscribed		7,303
		80,900,118

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		83,442
Liability for securities on loan—Note 1(b)		2,273,706
Payable for shares of Capital Stock redeemed		99,004
Cash overdraft due to custodian		5,534
Interest payable—Note 2		218
		2,461,904

Net Assets ($)		78,438,214

Composition of Net Assets ($):
Paid-in capital		100,395,804
Accumulated undistributed investment income—net		79,003
Accumulated net realized gain (loss) on investments		(35,238,374)
Accumulated net unrealized appreciation
(depreciation) on investments		13,201,781

Net Assets ($)		78,438,214

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	51,891,712	9,751,394	7,322,414	9,008,912	463,782
Shares Outstanding	1,961,340	388,599	291,948	336,190	17,787

Net Asset Value
Per Share ($)	26.46	25.09	25.08	26.80	26.07

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	618,001
Affiliated issuers	10,326
Income from securities lending	344
Total Income	628,671
Expenses:
Management fee—Note 3(a)	348,609
Distribution and service fees—Note 3(b)	157,660
Interest expense—Note 2	348
Total Expenses	506,617
Less—reduction in management fee
due to undertaking—Note 3(a)	(33,175)
Net Expenses	473,442
Investment Income—Net	155,229

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,998,397
Net unrealized appreciation (depreciation) on investments	2,608,254
Net Realized and Unrealized Gain (Loss) on Investments	7,606,651
Net Increase in Net Assets Resulting from Operations	7,761,880

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	155,229	402,683
Net realized gain (loss) on investments	4,998,397	11,230,682
Net unrealized appreciation
(depreciation) on investments	2,608,254	319,822
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,761,880	11,953,187

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(193,474)	(147,997)
Class B shares	(26,457)	(2,891)
Class C shares	(14,730)	(1,036)
Class R shares	(39,345)	(50,558)
Class T shares	(1,445)	(976)
Total Dividends	(275,451)	(203,458)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	6,066,559	15,725,845
Class B shares	202,701	863,570
Class C shares	68,889	257,064
Class R shares	36,113	67,397
Class T shares	3,224	113,417
Dividends reinvested:
Class A shares	172,403	130,402
Class B shares	25,141	2,577
Class C shares	6,494	481
Class R shares	32,131	40,797
Class T shares	1,312	925
Cost of shares redeemed:
Class A shares	(7,122,457)	(13,877,083)
Class B shares	(6,104,782)	(18,469,375)
Class C shares	(500,726)	(2,625,660)
Class R shares	(551,304)	(1,427,958)
Class T shares	(28,863)	(352,917)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,693,165)	(19,550,518)
Total Increase (Decrease) in Net Assets	(206,736)	(7,800,789)

Net Assets ($):
Beginning of Period	78,644,950	86,445,739
End of Period	78,438,214	78,644,950
Undistributed investment income—net	79,003	199,225

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	244,661	701,209
Shares issued for dividends reinvested	6,943	5,811
Shares redeemed	(284,413)	(618,524)
Net Increase (Decrease) in Shares Outstanding	(32,809)	88,496

Class B [a]
Shares sold	9,320	39,843
Shares issued for dividends reinvested	1,065	117
Shares redeemed	(259,597)	(866,755)
Net Increase (Decrease) in Shares Outstanding	(249,212)	(826,795)

Class C
Shares sold	2,913	11,627
Shares issued for dividends reinvested	275	22
Shares redeemed	(20,942)	(123,981)
Net Increase (Decrease) in Shares Outstanding	(17,754)	(112,332)

Class R
Shares sold	1,408	2,954
Shares issued for dividends reinvested	1,279	1,809
Shares redeemed	(21,955)	(63,005)
Net Increase (Decrease) in Shares Outstanding	(19,268)	(58,242)

Class T
Shares sold	130	5,009
Shares issued for dividends reinvested	54	40
Shares redeemed	(1,188)	(15,892)
Net Increase (Decrease) in Shares Outstanding	(1,004)	(10,843)

[a] During the period ended April 30, 2007, 190,755 Class B shares representing $4,501,754 were automatically converted to 181,154 Class A shares and during the period ended October 31, 2006, 545,180 Class B shares representing $11,620,398 were automatically converted to 519,447 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007		Year Ended October 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	24.03	20.81	19.27	18.23	15.90	18.71
Investment Operations:
Investment income—net [a]	.07	.16	.17	.10	.08	.05
Net realized and unrealized
gain (loss) on investments	2.46	3.14	1.59	1.00	2.26	(2.86)
Total from
Investment Operations	2.53	3.30	1.76	1.10	2.34	(2.81)
Distributions:
Dividends from
investment income—net	(.10)	(.08)	(.22)	(.06)	(.01)	—
Net asset value, end of period	26.46	24.03	20.81	19.27	18.23	15.90

Total Return (%) [b]	10.55[c]	15.81	9.23	6.05	14.71	(15.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.57[c]	1.15	1.15	1.15	1.15	1.15
Ratio of net expenses
to average net assets	.53[c]	1.05	1.05	1.08	1.15	1.15
Ratio of net investment income
to average net assets	.27[c]	.71	.84	.51	.50	.26
Portfolio Turnover Rate	25.98[c]	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period
($ x 1,000)	51,892	47,928	39,665	33,185	98,320	95,930

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007		Year Ended October 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	22.83	19.85	18.45	17.54	15.40	18.26
Investment Operations:
Investment income (loss)—net [a]	(.02)	.00[b]	.04	(.05)	(.04)	(.09)
Net realized and unrealized
gain (loss) on investments	2.33	2.98	1.50	.98	2.18	(2.77)
Total from
Investment Operations	2.31	2.98	1.54	.93	2.14	(2.86)
Distributions:
Dividends from
investment income—net	(.05)	.00[b]	(.14)	(.02)	—	—
Net asset value, end of period	25.09	22.83	19.85	18.45	17.54	15.40

Total Return (%) [c]	10.17[d]	14.97	8.42	5.34	13.83	(15.66)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	.90[d]	1.80	1.80	1.83	1.90	1.90
Ratio of net investment income
(loss) to average net assets	(.14)[d]	.02	.21	(.25)	(.25)	(.49)
Portfolio Turnover Rate	25.98[d]	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period
($ x 1,000)	9,751	14,558	29,078	45,297	55,336	54,937

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	Six Months Ended April 30, 2007		Year Ended October 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	22.82	19.86	18.45	17.54	15.40	18.27
Investment Operations:
Investment income (loss)—net [a]	(.03)	.00[b]	.03	(.05)	(.04)	(.09)
Net realized and unrealized
gain (loss) on investments	2.34	2.96	1.52	.98	2.18	(2.78)
Total from
Investment Operations	2.31	2.96	1.55	.93	2.14	(2.87)
Distributions:
Dividends from
investment income—net	(.05)	.00[b]	(.14)	(.02)	—	—
Net asset value, end of period	25.08	22.82	19.86	18.45	17.54	15.40

Total Return (%) [c]	10.12[d]	14.97	8.42	5.28	13.90	(15.71)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	.90[d]	1.80	1.80	1.83	1.90	1.90
Ratio of net investment income
(loss) to average net assets	(.14)[d]	(.01)	.17	(.25)	(.24)	(.50)
Portfolio Turnover Rate	25.98[d]	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period
($ x 1,000)	7,322	7,069	8,380	10,271	13,094	14,133

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007		Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	24.32	21.06	19.47	18.40	16.02	18.81
Investment Operations:
Investment income—net [a]	.10	.22	.24	.14	.13	.09
Net realized and unrealized
gain (loss) on investments	2.49	3.17	1.60	1.02	2.27	(2.88)
Total from
Investment Operations	2.59	3.39	1.84	1.16	2.40	(2.79)
Distributions:
Dividends from
investment income—net	(.11)	(.13)	(.25)	(.09)	(.02)	—
Net asset value, end of period	26.80	24.32	21.06	19.47	18.40	16.02

Total Return (%)	10.70[b]	16.14	9.50	6.35	14.98	(14.83)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.45[b]	.90	.90	.90	.90	.90
Ratio of net expenses
to average net assets	.40[b]	.80	.80	.83	.90	.90
Ratio of net investment income
to average net assets	.40[b]	.97	1.17	.75	.76	.51
Portfolio Turnover Rate	25.98[b]	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period
($ x 1,000)	9,009	8,645	8,713	10,019	11,492	12,379

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

18

	Six Months Ended April 30, 2007		Year Ended October 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	23.69	20.54	19.04	18.04	15.77	18.61
Investment Operations:
Investment income—net [a]	.04	.11	.13	.05	.04	.00[b]
Net realized and unrealized
gain (loss) on investments	2.42	3.08	1.56	1.00	2.23	(2.84)
Total from
Investment Operations	2.46	3.19	1.69	1.05	2.27	(2.84)
Distributions:
Dividends from
investment income—net	(.08)	(.04)	(.19)	(.05)	—	—
Net asset value, end of period	26.07	23.69	20.54	19.04	18.04	15.77

Total Return (%) [c]	10.45[d]	15.54	8.93	5.82	14.40	(15.26)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.69[d]	1.40	1.40	1.40	1.40	1.40
Ratio of net expenses
to average net assets	.65[d]	1.30	1.30	1.33	1.40	1.40
Ratio of net investment income
to average net assets	.15[d]	.49	.64	.25	.27	.01
Portfolio Turnover Rate	25.98[d]	97.90	70.09	65.83	51.02	43.46

Net Assets, end of period
($ x 1,000)	464	445	609	660	734	936

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. The fund no longer offers Class B

20

shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities

22

on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital losses carryover of $40,022,887 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $28,479,081 of the carryover expires in fiscal 2010 and $11,543,806 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were as follows: ordinary income $203,458.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2007, was approximately $12,200, with a related weighted average annualized interest rate of 5.76% .

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The

24

Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Manager agreed to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets from November 1, 2006 through April 4, 2007. The reduction in management fee, pursuant to the undertaking, amounted to $33,175 during the period ended April 30, 2007.

During the period ended April 30, 2007, the Distributor retained $5,129 and $6 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $13,692 and $153 from CDSC on redemptions of the fund’s Class B and C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2007, Class A, Class B, Class C and Class T shares were charged $61,768, $44,295, $26,793 and $554, respectively, pursuant to their respective Plans. Class B, Class C and Class T shares were charged $14,765, $8,931 and $554, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the

26

Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $57,574, Rule 12b-1 distribution plan fees $21,146, shareholder services plan fees $4,973 and custody fees $372, which are offset against an expense reimbursement currently in effect in the amount of $623.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $20,150,749 and $27,753,848, respectively.

At April 30, 2007, accumulated net unrealized appreciation on investments was $13,201,781, consisting of $13,649,454 gross unrealized appreciation and $447,673 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007. The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

The Fund 27

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail front-end load large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for the 1-, 2-, 3-, 4-, 5- and 10-year periods ended November 30, 2006 and variously above and below the Performance Universe medians for those periods.A representative of the Manager noted the portfolio management change in October 2004, when Sean Fitzgibbon became the fund’s primary portfolio manager, and that the fund’s total return performance for the one- and two-year periods ended November 30, 2006 was above the Performance Group and Performance Universe medians for those periods.The Manager also provided a comparison of the fund’s total return to the returns of the fund’s benchmark index for each calendar year for the past ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that the fund was the only fund in the Expense Group with a “unitary fee” structure. The Board also noted that the Manager was voluntarily waiving a portion of its management fee in the amount of 0.10% of the value of the fund’s average daily net assets until April 4, 2007 (representing 11.1% of the contractual management fee), and that the fund’s expense ratio was below the

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Expense Group and Expense Universe medians with or without the voluntary waiver. Representatives of the Manager and the Board members discussed that the Manager’s voluntary waiver of a portion of the fund’s management fee would not continue after April 4, 2007.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds and Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also

30

been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

32

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Limited Term
Income Fund

SEMIANNUAL REPORT April 30, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
48	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMAION

Back Cover

The Fund

Dreyfus Premier
Limited Term Income Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Income Fund, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks. We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Chris Pellegrino, CFA, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform
relative to its benchmark?

For the six-month period ended April 30, 2007, the fund achieved total returns of 2.32% for Class A shares, 2.15% for Class B shares, 2.06% for Class C shares and 2.44% for Class I shares.1 Please note that effective June 1, 2007, Class R shares were renamed Class I shares.The fund’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”), produced a total return of 2.64% for the same period.2

The U.S. bond market fared relatively well in an environment characterized by stable short-term interest rates and slowing economic growth. The fund’s returns lagged its benchmark, due in part to our allocation strategy within the Treasury Inflation Protected Securities (TIPS) and mortgage-related sectors.

What is the fund’s investment approach?

The fund’s goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers.We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities. Generally speaking, bonds with longer maturities tend to offer higher yields but also can be expected to fluctuate more in price than their short-term counterparts. Although the portfolio manager may invest in individual bonds with different remaining maturities, the fund’s dollar-weighted average portfolio maturity will be no more than 10 years.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors affected the fund’s performance?

Generally low market volatility helped support bond prices during the reporting period, as investors grew increasingly confident that the Federal Reserve Board (the “Fed”) would keep the overnight federal funds rate unchanged at 5.25% . Faced with slowing economic growth and stubbornly high inflationary pressures, the Fed attempted to keep the U.S. economy growing without stimulating a reacceleration of inflation by cutting interest rates or risking a recession by raising them. Although the low-volatility market environment was interrupted in late February and early March by turmoil in the U.S. sub-prime mortgage sector, the market subsequently regained its footing, and bond prices ended the reporting period little changed from where they began.

As a result, the majority of the fund’s returns were derived from current income. Income contributions proved to be particularly strong from investment-grade corporate bonds, where we attempted to avoid issuers that we regarded as susceptible to the risk of leveraged buyouts or other corporate financing activities we considered unfriendly to bondholders. Instead, we emphasized bonds from issuers in regulated industries, such as utilities, banks, brokers and real estate investment trusts.We also favored bonds with strong covenant protections in the event of a takeover attempt or credit-rating downgrade.

The fund also received positive contributions from its yield-curve strategy.With yield differences along the market’s maturity range near historically low levels early in the reporting period, we established a “bulleted” yield curve positioning that was designed to benefit from a return to wider yield spreads.This strategy helped boost returns when the yield curve steepened in the wake of the sub-prime mortgage debacle in late February.

Because bond yields historically have tended to decline when the Fed stops raising interest rates in a slowing economic environment, we set the fund’s average duration in a range we considered slightly longer than industry averages.This strategy had a slightly positive impact on performance during the reporting period.

During the fourth quarter of 2006, a tactical position in Treasury Inflation Protected Securities (TIPS) lost value when energy prices fell and expectations of higher inflation were not realized. Lastly, the fund’s underweight exposure to mortgage-backed securities also modestly hurt performance relative to the benchmark.

What is the fund’s current strategy?

Recently mixed economic and inflation data have continued to suggest that the Fed is likely to remain on hold for some time, and we expect yields of 10-year U.S.Treasury securities to trade in a relatively narrow range.We therefore have maintained our emphasis on investment-grade credits from issuers that we regard as unlikely leveraged buyout targets. Conversely, we have maintained relatively light exposure to mortgage-backed securities, which we believe may be vulnerable to heightened volatility.We recently began to increase the fund’s exposure to non-dollar securities from foreign governments,such as Japan,Sweden,the Czech Republic and Poland, where hedged yields appear attractive to us.

June 1, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Limited Term Income Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.26	$ 6.77	$ 6.76	$ 3.01
Ending value (after expenses)	$1,023.20	$1,021.50	$1,020.60	$1,024.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS(Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.26	$ 6.76	$ 6.76	$ 3.01
Ending value (after expenses)	$1,020.58	$1,018.10	$1,018.10	$1,021.82

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.35% for Class B, 1.35% for
Class C and .60% for Class R, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—139.4%	Rate (%)	Date	Amount ($)	Value ($)

Agricultural—.6%
Philip Morris,
Debs.	7.75	1/15/27	175,000 [a]	209,944
Aluminum—.2%
Alcan,
Notes	6.13	12/15/33	60,000	59,297
Asset-Backed Ctfs./
Auto Receivables—2.1%
Daimler Chrysler Auto Trust,
Ser. 2004-A, Cl. CTFS	2.85	8/8/10	100,000	99,209
Ford Credit Auto Owner Trust,
Ser. 2004-A, Cl. C	4.19	7/15/09	100,000	99,530
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	225,000	223,733
Hyundai Auto Receivables Trust,
Ser. 2004-A, Cl. B	3.46	8/15/11	56,810	55,919
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. C	5.25	5/15/13	35,000	35,107
WFS Financial Owner Trust,
Ser. 2004-4, Cl. C	3.21	5/17/12	76,957	75,757
WFS Financial Owner Trust,
Ser. 2004-3, Cl. B	3.51	2/17/12	47,106	46,538
Whole Auto Loan Trust,
Ser. 2003-1, Cl. A4	2.58	3/15/10	73,679	73,642
				709,435
Asset-Backed Ctfs./Credit Cards—1.9%
Bank of America Credit Card Trust,
Ser. 2007-B1, Cl. B1	5.40	6/15/12	340,000 [b]	339,562
Citibank Credit Card Issuance
Trust, Ser. 2006-C4, Cl. C4	5.54	1/9/12	300,000 [b]	300,034
				639,596
Asset-Backed Ctfs./
Home Equity Loans—9.2%
ACE Securities,
Ser. 2006-ASL1, Cl. A	5.46	2/25/36	37,955 [b]	37,964
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	55,000 [b]	54,308
Carrington Mortgage Loan Trust,
Ser. 2006-RFC1, Cl. A1	5.36	5/25/36	44,324 [b]	44,354

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited)(continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Centex Home Equity,
Ser. 2006-A, Cl. AV1	5.37	6/25/36	16,979 [b]	16,990
Citicorp Residential Mortgage
Securities, Ser. 2006-2,
Cl. A1A	5.87	9/25/36	368,966 [b]	368,559
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A1	5.96	7/25/36	73,548 [b]	73,512
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	115,000 [b]	112,415
Countrywide Asset-Backed
Certificates, Ser. 2006-SPS2,
Cl.A	5.48	5/25/26	99,923 [b]	99,885
Countrywide Asset-Backed
Certificates, Ser. 2004-3,
Cl. M3	6.19	5/25/34	25,000 [b]	25,157
Countrywide Asset-Backed
Certificates, Ser. 2007-4,
Cl. M5	6.92	9/25/37	85,000	84,726
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-1,
Cl. 1A1A	5.94	2/25/37	137,744 [b]	138,125
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB1,
Cl. AF1	5.46	1/25/36	64,116 [b]	63,878
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB2,
Cl. AF1	5.72	12/25/36	42,107 [b]	41,985
CS First Boston Mortgage
Securities, Ser. 2005-FIX1,
Cl. A5	4.90	5/25/35	290,000 [b]	279,955
First Franklin Mortgage Loan
Asset-Backed Certificates,
Ser. 2004-FF6, Cl. M2	6.57	7/25/34	200,000 [b]	201,092
First NLC Trust,
Ser. 2005-3, Cl. AV2	5.55	12/25/35	133,491 [b]	133,652
GMAC Mortgage Corporation Loan
Trust, Ser. 2006-HE3, Cl. A1	5.42	10/25/36	45,110 [b]	45,140
GSAMP Trust,
Ser. 2006-S4, Cl. A1	5.41	5/25/36	54,738 [b]	54,775

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Home Equity Mortgage Trust,
Ser. 2006-3, Cl. A1	5.47	9/25/36	33,910 [b]	33,937
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. AF1B	5.94	11/25/36	229,949 [b]	229,948
Morgan Stanley ABS Capital I,
Ser. 2006-HE3, Cl. A2A	5.36	4/25/36	35,621 [b]	35,631
Morgan Stanley Home Equity Loans,
Ser. 2006-3, Cl. A1	5.37	4/25/36	37,690 [b]	37,699
Nationstar Home Equity Loan Trust,
Ser. 2006-B, Cl. AV1	5.39	9/25/36	61,494 [b]	61,532
Renaissance Home Equity Loan
Trust, Ser. 2006-3, Cl. AF1	5.92	11/25/36	67,642 [b]	67,533
Renaissance Home Equity Loan
Trust, Ser. 2006-2, Cl. AF1	6.00	8/25/36	116,357 [b]	116,139
Renaissance Home Equity Loan
Trust, Ser. 2006-3, Cl. M3	6.12	11/25/36	95,000 [b]	93,977
Renaissance Home Equity Loan
Trust, Ser. 2006-2, Cl. M1	6.25	8/25/36	95,000 [b]	96,366
Residential Asset Mortgage
Products, Ser. 2005-EFC6,
Cl. 1A1	5.41	11/25/35	81,227 [b]	81,290
Residential Asset Mortgage
Products, Ser. 2003-RS9,
Cl. MI1	5.80	10/25/33	69,988 [b]	69,581
Residential Asset Securities,
Ser. 2002-KS4, Cl. AIIB	5.82	7/25/32	111,908 [b]	112,008
Soundview Home Equity Loan Trust,
Ser. 2005-A, Cl. M5	6.12	4/25/35	72,636 [b]	72,095
Specialty Underwriting &
Residential Finance,
Ser. 2006-BC2, Cl. A2A	5.38	2/25/37	56,549 [b]	56,568
Wells Fargo Home Equity Trust,
Ser. 2006-1, Cl. A1	5.35	5/25/36	46,891 [b]	46,901
				3,087,677
Asset-Backed Ctfs./
Manufactured Housing—.7%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	106,293	109,822

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Manufactured Housing (continued)
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	120,000	119,904
				229,726
Automobile Manufacturers—.8%
Daimler Chrysler N.A. Holding,
Gtd. Notes	5.69	3/13/09	95,000 [b]	95,223
DaimlerChrysler N.A. Holding,
Notes	4.88	6/15/10	65,000	64,437
DaimlerChrysler N.A. Holding,
Gtd. Notes	7.30	1/15/12	110,000	118,727
				278,387
Banks—9.0%
Bank of America,
Sub. Notes	5.75	8/15/16	185,000	189,409
Bank of Scotland,
Bonds	7.00	11/29/49	60,000 [b,c]	60,452
Capital One Financial,
Sr. Unsub. Notes	5.62	9/10/09	100,000 [b]	100,314
Chuo Mitsui Trust & Banking,
Sub. Notes	5.51	12/29/49	100,000 [b,c]	97,187
Citigroup,
Sub. Notes	5.50	2/15/17	320,000	321,293
Glitnir Banki,
Unscd. Bonds	7.45	9/14/49	100,000 [b,c]	108,155
Greater Bay Bancorp,
Sr. Notes, Ser. B	5.25	3/31/08	100,000	99,763
ICICI Bank,
Bonds	5.90	1/12/10	100,000 [b,c]	100,459
Industrial Bank of Korea,
Sub. Notes	4.00	5/19/14	120,000 [b,c]	116,777
Islandsbanki,
Notes	5.52	10/15/08	50,000 [b,c]	49,944
Landsbanki Islands,
Notes	6.10	8/25/11	115,000 [c]	118,445
M & I Marshall & Ilsley
Bank/Milwaukee, WI, Notes	5.30	9/8/11	90,000	90,725
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	110,000	114,418

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Northern Trust,
Sr. Unscd. Notes	5.30	8/29/11	65,000	65,774
PNC Funding,
Sr. Notes	5.50	1/31/12	85,000 [b]	85,035
Resona Bank,
Notes	5.85	9/29/49	125,000 [b,c]	124,609
Shinsei Finance Cayman,
Jr. Sub. Bonds	6.42	1/29/49	110,000 [b,c]	111,438
Societe Generale,
Sub. Notes	5.92	12/29/49	170,000 [b,c]	170,589
Sovereign Bancorp,
Sr. Notes	5.30	9/1/10	145,000 [b]	142,843
Sovereign Bancorp,
Sr. Notes	5.64	3/1/09	35,000 [b]	35,115
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	35,000 [a,b]	35,608
USB Capital IX,
Gtd. Notes	6.19	4/15/49	175,000 [b]	179,845
Washington Mutual Bank,
Notes	5.45	11/6/09	250,000 [b]	250,336
Western Financial Bank,
Sub. Debs.	9.63	5/15/12	155,000	168,195
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	100,000	102,133
				3,038,861
Building & Construction—.2%
Masco,
Sr. Unscd. Notes	5.66	3/12/10	45,000 [b]	45,118
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	20,000 [c]	20,419
				65,537
Chemicals—1.1%
Chevron Phillips Chemical,
Notes	5.38	6/15/07	95,000	94,973
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	170,000	167,507
Lubrizol,
Sr. Notes	4.63	10/1/09	50,000	49,331

The Fund11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Chemicals (continued)
Praxair,
Unscd. Notes	5.38	11/1/16	45,000	45,232
				357,043
Commercial &
Professional Services—.4%
ERAC USA Finance,
Notes	5.61	4/30/09	25,000 [b,c]	25,073
ERAC USA Finance,
Gtd. Notes	7.35	6/15/08	110,000 [c]	111,811
				136,884
Commercial Mortgage
Pass-Through Ctfs.—8.2%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	5.68	4/25/34	49,720 [b,c]	49,759
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18, Cl. A2	4.56	2/13/42	85,000 [b]	83,790
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5,
Cl. A3	4.57	7/11/42	110,000	107,493
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13,
Cl. A3	5.52	9/11/41	35,000	35,433
Bear Stearns Commercial Mortgage
Securities, Ser. 1999-WF2, Cl. A1	6.80	7/15/31	2,587	2,584
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	175,000 [c]	181,655
Citigroup/Deutsche Bank Commercial
Mortgage, Ser. 2007-CD4,
Cl. A2B	5.21	12/11/49	170,000	170,131
Credit Suisse/Morgan Stanley
Commercial Mortgage
Certificates, Ser. 2006-HC1A,
Cl. A1	5.51	5/15/23	90,000 [b,c]	90,074
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	185,000 [c]	185,069
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	65,000 [c]	65,051
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	90,000 [c]	90,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
First Union-Lehman Brothers-Bank
of America Commercial Mortgage
Trust, Ser. 1998-C2, Cl. A2	6.56	11/18/35	214,885	216,301
Global Signal Trust,
Ser. 2006-1, Cl. C	5.71	2/15/36	45,000 [c]	45,435
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	45,000 [c]	44,170
Greenwich Capital Commercial
Funding, Ser. 2007-GG9, Cl. AAB	5.44	3/10/39	170,000	171,262
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP7, Cl. ASB	6.07	4/15/45	60,000 [b]	62,077
JP Morgan Chase Commerical
Mortgage Securities,
Ser. 2004-C1, Cl. A2	4.30	1/15/38	110,000	106,541
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C1, Cl. B	6.93	6/15/31	150,000	154,557
Mach One Trust Commercial
Mortgage-Backed, Ser. 2004-1A,
Cl. A1	3.89	5/28/40	88,474 [c]	86,927
Merrill Lynch Mortgage Trust,
Ser. 2002-MW1, Cl. A4	5.62	7/12/34	330,000	335,621
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	45,000	44,907
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. AAB	5.33	12/15/43	100,000	100,087
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A3	5.71	7/12/44	275,000	281,207
Morgan Stanley Capital I,
Ser. 1998-WFI, Cl. A2	6.55	3/15/30	12,064	12,067
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	35,000 [c]	35,111
				2,757,309
Diversified Financial Services—8.3%
American Express,
Sub. Debs.	6.80	9/1/66	35,000 [b]	37,451
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	87,000 [b]	94,580

T h e F u n d 13

STATEMENT OF INVESTMENTS (Unaudited)(continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Amvescap,
Sr. Unscd. Notes	5.38	12/15/14	87,000	85,588
Bear Stearns,
Notes	5.45	2/23/10	250,000 [b]	250,122
Boeing Capital,
Sr. Notes	7.38	9/27/10	175,000	188,024
Fuji JGB Investment,
Sub. Bonds	9.87	12/29/49	105,000 [b,c]	110,219
Glencore Funding,
Gtd. Notes	6.00	4/15/14	90,000 [c]	90,000
International Lease Finance,
Notes	4.75	1/13/12	145,000	142,825
International Lease Finance,
Sr. Notes	5.00	4/15/10	190,000	189,695
Jefferies Group,
Sr. Unscd. Notes	7.75	3/15/12	250,000	273,221
John Deere Capital,
Notes	5.40	9/1/09	77,000 [b]	77,050
Kaupthing Bank,
Sr. Notes	6.06	1/15/10	110,000 [b,c]	111,010
Kaupthing Bank,
Sub. Notes	7.13	5/19/16	120,000 [c]	130,141
Lehman Brothers Holdings,
Sub. Notes	5.75	1/3/17	76,000	76,541
Lehman Brothers Holdings,
Sub. Bonds	6.00	5/3/32	105,000 [b]	103,451
Merrill Lynch & Co.,
Sub. Notes	6.22	9/15/26	110,000	112,327
Morgan Stanley,
Notes	5.55	4/27/17	165,000	164,818
Pemex Finance,
Notes	9.03	2/15/11	88,000	94,328
Pemex Finance,
Bonds	9.69	8/15/09	50,000	52,729
Residential Capital,
Gtd. Notes	6.66	11/21/08	320,000 [b]	320,813

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Tokai Preferred Capital,
Bonds	9.98	12/29/49	105,000 [b,c]	110,286
				2,815,219
Diversified Metals & Mining—.6%
BHP Billiton Finance USA,
Gtd. Notes	5.00	12/15/10	120,000	119,964
Reliance Steel & Aluminum,
Gtd. Notes	6.20	11/15/16	70,000	70,877
				190,841
Electric Utilities—2.2%
Cleveland Electric Illumination,
Sr. Unscd. Notes	5.70	4/1/17	85,000	84,963
Duke Energy,
Sr. Notes	5.63	11/30/12	50,000	51,280
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	72,000	75,723
NiSource Finance,
Gtd. Notes	5.93	11/23/09	45,000 [b]	45,081
NiSource Finance,
Gtd. Notes	7.88	11/15/10	110,000	119,449
Ohio Power,
Unscd. Notes	5.53	4/5/10	45,000 [b]	45,063
Ohio Power,
Sr. Notes, Ser. G	6.60	2/15/33	20,000	21,592
Peco Energy,
First Mortgage Bonds	3.50	5/1/08	135,000	132,709
PP & L Capital Funding,
Gtd. Notes, Ser. D	8.38	6/15/07	60,000	60,193
Southern California Edison,
First Mortgage Bonds, Ser. 06-E	5.55	1/15/37	70,000	68,118
TXU Electric Delivery,
Bonds	5.73	9/16/08	45,000 [b,c]	45,015
				749,186
Environmental Control—.9%
Oakmont Asset Trust,
Notes	4.51	12/22/08	155,000 [c]	152,193

T h e F u n d 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Environmental Control (continued)
Republic Services,
Notes	6.09	3/15/35	35,000	33,423
Waste Management,
Gtd. Notes	7.75	5/15/32	100,000	113,521
				299,137
Food & Beverages—1.4%
Coors Brewing,
Gtd. Notes	6.38	5/15/12	125,000	130,334
H.J. Heinz,
Notes	6.43	12/1/20	150,000 [c]	152,362
Safeway,
Sr. Unscd. Notes	4.95	8/16/10	135,000	133,611
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	60,000 [b]	62,850
				479,157
Foreign/Governmental—.3%
Russian Federation,
Unsub. Bonds	8.25	3/31/10	110,003 [c]	115,228
Health Care—1.6%
Quest Diagnostics,
Gtd. Notes	5.13	11/1/10	70,000	69,580
Schering-Plough,
Sr. Unscd. Notes	5.55	12/1/13	125,000 [b]	127,929
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	115,000	112,425
UnitedHealth Group,
Sr. Unscd. Notes	5.25	3/15/11	150,000	150,732
WellPoint,
Unscd. Notes	5.00	1/15/11	75,000	74,526
				535,192
Life Insurance—.2%
Lincoln National,
Sr. Unscd. Notes	5.42	3/12/10	75,000 [b]	75,075
Lodging & Entertainment—.4%
Carnival,
Gtd. Notes	3.75	11/15/07	140,000	138,828

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media—1.6%
British Sky Broadcasting,
Gtd. Notes	6.88	2/23/09	95,000	97,643
Comcast,
Gtd. Notes	5.66	7/14/09	160,000 [b]	160,327
Comcast,
Gtd. Notes	6.50	11/15/35	120,000	122,530
News America,
Gtd. Debs.	7.63	11/30/28	90,000	101,809
Time Warner,
Gtd. Debs.	6.50	11/15/36	70,000	70,282
				552,591
Oil & Gas—1.6%
Amerada Hess,
Unscd. Notes	6.65	8/15/11	115,000	121,340
BJ Services,
Sr. Unscd. Notes	5.53	6/1/08	255,000 [b]	255,260
Buckeye Partners,
Sr. Unscd. Notes	5.30	10/15/14	145,000	141,921
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	20,000 [c]	20,278
				538,799
Packaging & Containers—.3%
Sealed Air,
Notes	5.63	7/15/13	100,000 [c]	100,559
Paper & Forest Products—.4%
Temple-Inland,
Gtd. Notes	6.63	1/15/18	120,000	126,144
Property & Casualty Insurance—2.0%
Ace INA Holdings,
Gtd. Notes	5.70	2/15/17	85,000	85,669
Aegon Funding,
Gtd. Notes	5.75	12/15/20	70,000	71,529
American International Group,
Sr. Notes	5.05	10/1/15	120,000	118,124
Assurant,
Sr. Notes	6.75	2/15/34	35,000	37,664

The Fund17

STATEMENT OF INVESTMENTS (Unaudited)(continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
Hartford Financial Services Group,
Sr. Unscd. Notes	5.55	8/16/08	170,000	170,667
ING Groep,
Bonds	5.78	12/29/49	90,000 [b]	89,814
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	60,000	61,206
Willis North America,
Gtd. Notes	6.20	3/28/17	55,000	55,299
				689,972
Real Estate Investment Trusts—6.7%
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	175,000 [a]	172,360
Arden Realty,
Sr. Unscd. Notes	5.20	9/1/11	140,000	140,803
Arden Realty,
Notes	5.25	3/1/15	25,000	24,934
Boston Properties,
Sr. Notes	6.25	1/15/13	140,000	147,224
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	100,000	102,186
Duke Realty,
Sr. Notes	5.25	1/15/10	300,000	300,281
ERP Operating,
Notes	5.13	3/15/16	75,000	73,408
Federal Realty Investment Trust,
Notes	6.00	7/15/12	65,000	66,880
Federal Realty Investment Trust,
Bonds	6.20	1/15/17	90,000	93,556
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	200,000	193,085
HRPT Properties Trust,
Sr. Unscd. Notes	5.95	3/16/11	100,000 [b]	100,104
Istar Financial,
Sr. Unscd. Notes	5.69	3/9/10	185,000 [b]	185,244
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	35,000	34,887
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	100,000	99,197

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	70,000 [a]	67,929
Mack-Cali Realty,
Notes	5.25	1/15/12	35,000	34,758
Regency Centers,
Gtd. Notes	5.25	8/1/15	105,000	102,555
Simon Property Group,
Unsub. Notes	5.25	12/1/16	65,000	63,824
Simon Property Group,
Unscd. Notes	5.75	5/1/12	60,000	61,448
Socgen Real Estate,
Bonds	7.64	12/29/49	200,000 [b,c]	201,922
				2,266,585
Residential Mortgage
Pass-Through Ctfs.—4.6%
American General Mortgage Loan
Trust, Ser. 2006-1, Cl. A1	5.75	12/25/35	56,106 [b,c]	56,060
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. M6	5.96	4/25/36	112,347 [b,c]	112,347
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. A1A	5.44	9/25/37	337,815 [b]	338,056
CSAB Mortgage Backed Trust,
Ser. 2006-3, Cl. A1A	6.00	11/25/36	71,445 [b]	71,322
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.67	5/25/36	67,747 [b]	67,922
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B1	6.07	6/25/36	40,964 [b]	41,150
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B2	6.07	6/25/36	99,913 [b]	99,632
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	190,000 [b]	186,119
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	105,000 [b]	103,461
Washington Mutual,
Ser. 2004-AR7, Cl. A6	3.94	7/25/34	150,000 [b]	146,697
Washington Mutual,
Ser. 2003-AR10, Cl. A6	4.06	10/25/33	125,000 [b]	123,223

The Fund19

STATEMENT OF INVESTMENTS (Unaudited)(continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
Washington Mutual,
Ser. 2004-AR9, Cl. A7	4.15	8/25/34	195,000 [b]	191,074
				1,537,063
Retail—.8%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	60,000	61,190
Federated Retail Holding,
Gtd. Bonds	5.35	3/15/12	20,000	20,011
Federated Retail Holding,
Gtd. Notes	5.90	12/1/16	40,000	40,274
Federated Retail Holding,
Gtd. Notes	6.38	3/15/37	35,000	34,673
Target,
Sr. Unscd. Notes	5.38	5/1/17	100,000	100,229
				256,377
Software & Services—.4%
Oracle,
Unscd. Notes	5.59	1/13/09	145,000 [b]	145,111
State/Territory Gen Oblg—2.0%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	60,000	60,378
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	275,000	284,738
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.43	6/1/34	75,000 [b]	74,993
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	270,000	270,416
				690,525
Telecommunications—3.7%
AT & T Wireless Services,
Sr. Notes	7.88	3/1/11	170,000	186,378
Deutsche Telekom International
Finance, Gtd. Notes	5.53	3/23/09	235,000 [b]	235,580
France Telecom,
Unsub. Notes	7.75	3/1/11	90,000 [b]	98,121

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
France Telecom,
Notes	8.50	3/1/31	85,000 [b]	112,288
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	190,000	218,420
Sprint Capital,
Gtd. Notes	8.75	3/15/32	89,000	105,326
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	185,000	190,171
Time Warner Cable,
Sr. Unscd. Notes	6.55	5/1/37	115,000 [c]	116,686
				1,262,970
Transportation—.4%
FedEx,
Gtd. Notes	3.50	4/1/09	70,000	67,919
Union Pacific,
Notes	6.65	1/15/11	60,000	62,808
				130,727
U.S. Government Agencies—.3%
Federal National Mortgage
Association, Notes	4.63	10/15/13	95,000	93,807
U.S. Government Agencies/
Mortgage-Backed—43.2%
Federal Home Loan Mortgage Corp:
4.00%, 10/1/09			65,318	64,227
4.50%, 10/1/09			103,789	103,000
5.00%, 5/1/18			1,190,000 [d]	1,173,257
5.00%, 6/1/33			324,601	314,629
5.50%, 5/15/14			800,000 [d]	801,248
6.00%, 6/1/12—2/1/14			28,615	29,087
6.50%, 3/1/11—9/1/29			47,881	49,146
7.00%, 3/1/12			15,938	16,360
7.50%, 12/1/25—1/1/31			41,474	43,537
8.00%, 10/1/19—10/1/30			21,260	22,264
8.50%, 7/1/30			1,793	1,929
9.00%, 8/1/30			4,755	5,176
Federal National Mortgage Association:
5.50%			2,705,000 [d]	2,675,407
6.00%			2,115,000 [d]	2,149,369
4.00%, 5/1/10			174,381	169,870
4.50%, 6/1/10			82,027	80,633
5.00%, 7/1/11—10/1/11			172,134	171,964

T h e F u n d 21

STATEMENT OF INVESTMENTS (Unaudited)(continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
5.50%, 1/1/34	488,021	484,038
6.00%, 9/1/13—2/1/17	151,128	153,810
7.00%, 7/1/15—5/1/31	35,353	36,900
7.50%, 3/1/12—3/1/31	39,154	40,628
8.00%, 5/1/13—3/1/31	19,478	20,483
Government National Mortgage Association I:
6.00%, 1/15/29	52,067	52,987
6.50%, 9/15/08—6/15/29	63,463	65,555
7.00%, 8/15/25—9/15/31	54,301	57,011
7.50%, 12/15/26—1/15/31	12,574	13,182
8.00%, 1/15/30—10/15/30	19,370	20,644
8.50%, 4/15/25	9,081	9,847
9.00%, 10/15/27	11,317	12,306
9.50%, 2/15/25	7,206	7,906
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	247,974	239,335
Ser. 2004-23, Cl. B, 2.95%, 3/16/19	232,315	224,026
Ser. 2004-57, Cl. A, 3.02%, 1/16/19	140,459	136,099
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22	221,047	214,315
Ser. 2003-64, Cl. A, 3.09%, 4/16/24	52,155	51,508
Ser. 2004-9, Cl. A, 3.36%, 8/16/22	345,246	334,564
Ser. 2004-25, Cl. AC, 3.38%, 1/16/23	269,662	261,796
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	190,140	185,307
Ser. 2004-67, Cl. A, 3.65%, 9/16/17	151,135	147,961
Ser. 2006-67, Cl. A, 3.95%, 10/6/11	347,586	338,358
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	108,242	106,049
Ser. 2005-9, Cl. A, 4.03%, 5/16/22	114,738	112,595
Ser. 2005-12, Cl. A, 4.04%, 5/16/21	82,751	81,194
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	119,027	116,921
Ser. 2006-66, Cl. A, 4.09%, 1/16/30	198,363	193,725
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	238,435	234,425
Ser. 2006-9, Cl. A, 4.20%, 8/16/26	281,893	276,158
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	96,860	94,960
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	32,166	31,681
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	266,754	261,583
Ser. 2006-51, Cl. A, 4.25%, 10/16/30	144,161	141,089
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	59,601	58,744
Federal National Mortgage Association:
Grantor Trust, Ser. 2001-T11, Cl. B,
5.50%, 9/25/11	210,000	215,025
6.00%, 5/15/32	1,635,000 [d]	1,647,769
		14,551,587

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities—21.1%
U.S. Treasury Bonds
5.25%, 11/15/28	50,000 [a]	52,441
U.S. Treasury Notes:
4.50%, 2/28/11	156,000	156,018
4.50%, 4/30/12	2,500,000	2,499,025
4.63%, 2/29/08	403,000	401,898
4.63%, 2/15/17	2,985,000	2,984,534
5.13%, 5/15/16	975,000 [a]	1,010,839
		7,104,755
Total Bonds and Notes
(cost $47,058,460)		47,015,131

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	1,900,000	1,535
3-Month USD Libor-BBA, Swaption	1,000,000	43,127
		44,662
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	7,900,000	0
Total Options
(cost $55,753)		44,662

	Principal
Short-Term Investments—.9%	Amount ($)	Value ($)

Commercial Paper—.8%
Cox Enterprises,
5.60%, 8/15/07	250,000 [b,c]	250,000
U.S. Treasury Bills—.1%
4.97%, 6/7/07	50,000 [e]	49,759
Total Short-Term Investments
(cost $299,745)		299,759

Other Investment—.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $204,000)	204,000 [f]	204,000

The Fund23

STATEMENT OF INVESTMENTS (Unaudited)(continued)

Investment of Cash Collateral
for Securities Loaned—1.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $558,763)	558,763 [f]	558,763

Total Investments (cost $48,176,721)	142.7%	48,122,315

Liabilities, Less Cash and Receivables	(42.7%)	(14,393,291)

Net Assets	100.0%	33,729,024

[a] All or a portion of these securities are on loan. At April 30, 2007, the total market value of the fund’s securities on loan is $1,595,180 and the total market value of the collateral held by the fund is $1,650,113, consisting of cash collateral of $558,763 and U.S. Government and Agency securities valued at $1,091,350.
[b] Variable rate security—interest rate subject to periodic change.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $3,962,915 or 11.7% of net assets.
[d] Purchased on a forward commitment basis.
[e] All or partially held by a broker as collateral for open financial futures positions.
[f] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	64.6	State/Government
Corporate Bonds	45.8	General Obligations	2.0
Asset/Mortgage-Backed	26.7	Foreign/Governmental	.3
Short-Term/Money		Options	.1
Market Investments	3.2		142.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

April 30, 2007 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2007 ($)

Financial Futures Short
U.S. Treasury 2 Year Notes	9	(1,842,469)	June 2007	(3,251)
U.S. Treasury 5 Year Notes	20	(2,116,563)	June 2007	265
U.S. Treasury 10 Year Notes	19	(2,058,234)	June 2007	5,113
U.S. Treasury 30 Year Bonds	7	(782,250)	June 2007	4,961
				7,078

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,595,180)—Note 1(c):
Unaffiliated issuers	47,413,958	47,359,552
Affiliated issuers	762,763	762,763
Cash denominated in foreign currencies	82	89
Receivable for investment securities sold		615,020
Dividends and interest receivable		372,147
Receivable from broker for swap transactions—Note 4		34,899
Unrealized appreciation on swap contracts—Note 4		28,932
Swaps premium paid—Note 4		9,373
Receivable for shares of Capital Stock subscribed		6,434
		49,189,209

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		26,062
Cash overdraft due to Custodian		22,685
Payable for open mortgage-backed dollar rolls—Note 4		8,442,333
Payable for investment securities purchased		6,272,021
Liability for securities on loan—Note 1(c)		558,763
Payable for shares of Capital Stock redeemed		76,896
Unrealized depreciation on swap contracts—Note 4		32,373
Payable for futures variation margin—Note 4		23,328
Payable to broker for swap transactions—Note 4		5,724
		15,460,185

Net Assets ($)		33,729,024

Composition of Net Assets ($):
Paid-in capital		34,719,228
Accumulated undistributed investment income—net		38,328
Accumulated net realized gain (loss) on investments		(977,199)
Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions and swap transactions (including
$7,078 net unrealized appreciation on financial futures)		(51,333)

Net Assets ($)		33,729,024

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	12,580,717	5,058,970	5,680,211	10,409,126
Shares Outstanding	1,139,911	456,926	520,397	943,237

Net Asset Value Per Share ($)	11.04	11.07	10.92	11.04

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Income:
Interest	898,856
Cash dividends;
Affiliated issuers	6,727
Income from securities lending	214
Total Income	905,797
Expenses:
Management fee—Note 3(a)	103,782
Distribution and service fees—Note 3(b)	59,468
Loan commitment fees—Note 2	384
Interest expense—Note 2	103
Total Expenses	163,737
Investment Income—Net	742,060

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	42,667
Net realized gain (loss) on financial futures	(43,863)
Net realized gain (loss) on options transactions	18,661
Net realized gain (loss) on swap transactions	(2,638)
Net realized gain (loss) on forward currency exchange contracts	(18,476)
Net Realized Gain (Loss)	(3,649)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
(including $28,547 net unrealized appreciation on financial futures)	71,287
Net Realized and Unrealized Gain (Loss) on Investments	67,638
Net Increase in Net Assets Resulting from Operations	809,698

See notes to financial statements.

The Fund27

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	742,060	1,696,784
Net realized gain (loss) on investments	(3,649)	(746,242)
Net unrealized appreciation
(depreciation) on investments	71,287	792,765
Net Increase (Decrease) in Net Assets
Resulting from Operations	809,698	1,743,307

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(292,745)	(680,928)
Class B shares	(113,682)	(335,096)
Class C shares	(111,157)	(252,957)
Class R shares	(233,663)	(475,213)
Net realized gain on investments:
Class A shares	—	(207,472)
Class B shares	—	(136,745)
Class C shares	—	(96,730)
Class R shares	—	(148,257)
Total Dividends	(751,247)	(2,333,398)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	5,326,439	3,888,239
Class B shares	173,442	1,017,946
Class C shares	880,548	1,969,351
Class R shares	1,438,191	642,285
Dividends reinvested:
Class A shares	204,696	488,232
Class B shares	80,642	323,839
Class C shares	78,990	238,216
Class R shares	164,490	375,567
Cost of shares redeemed:
Class A shares	(8,298,240)	(6,143,104)
Class B shares	(2,184,773)	(6,060,353)
Class C shares	(1,260,958)	(4,134,623)
Class R shares	(969,772)	(2,900,782)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(4,366,305)	(10,295,187)
Total Increase (Decrease) in Net Assets	(4,307,854)	(10,885,278)

Net Assets ($):
Beginning of Period	38,036,878	48,922,156
End of Period	33,729,024	38,036,878
Undistributed investment income—net	38,328	47,515

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Class Aa
Shares sold	482,205	356,201
Shares issued for dividends reinvested	18,549	44,631
Shares redeemed	(751,735)	(561,439)
Net Increase (Decrease) in Shares Outstanding	(250,981)	(160,607)

Class B [a]
Shares sold	15,624	92,560
Shares issued for dividends reinvested	7,284	29,457
Shares redeemed	(197,161)	(552,149)
Net Increase (Decrease) in Shares Outstanding	(174,253)	(430,132)

Class C
Shares sold	80,310	183,427
Shares issued for dividends reinvested	7,238	21,990
Shares redeemed	(115,582)	(382,795)
Net Increase (Decrease) in Shares Outstanding	(28,034)	(177,378)

Class R
Shares sold	130,679	58,448
Shares issued for dividends reinvested	14,909	34,341
Shares redeemed	(87,849)	(266,553)
Net Increase (Decrease) in Shares Outstanding	57,739	(173,764)

[a] During the period ended April 30, 2007, 90,740 Class B shares representing $1,006,371 were automatically converted to 91,034 Class A shares and during the period ended October 31, 2006, 199,984 Class B shares representing $2,187,755 were automatically converted to 200,604 Class A shares.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	11.02	11.14	11.57	11.44	11.44	11.46
Investment Operations:
Investment income—net [a]	.24	.45	.38	.38	.37	.49
Net realized and unrealized
gain (loss) on investments	.02	.03	(.28)	.16	.01	.00[b]
Total from Investment Operations	.26	.48	.10	.54	.38	.49
Distributions:
Dividends from investment
income—net	(.24)	(.46)	(.40)	(.40)	(.38)	(.51)
Dividends from net realized
gain on investments	—	(.14)	(.13)	(.01)	—	—
Total Distributions	(.24)	(.60)	(.53)	(.41)	(.38)	(.51)
Net asset value, end of period	11.04	11.02	11.14	11.57	11.44	11.44

Total Return (%) [c]	2.32[d]	4.52	.88	4.76	3.34	4.44

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85[e]	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	4.39[e]	4.13	3.34	3.33	3.13	4.44
Portfolio Turnover Rate	205.46[d,f] 458.50[f]		388.58[f]	202.27[f]	173.68	136.77

Net Assets, end of period
($ x 1,000)	12,581	15,327	17,278	19,293	20,176	17,159

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
[f]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007,
	October 31, 2006, October 31, 2005 and October 31, 2004 were 88.23%, 239.66%, 188.33% and
144.28%, respectively.
See notes to financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	11.05	11.17	11.61	11.47	11.48	11.49
Investment Operations:
Investment income—net [a]	.21	.39	.32	.32	.30	.44
Net realized and unrealized
gain (loss) on investments	.03	.04	(.29)	.17	.01	.00[b]
Total from Investment Operations	.24	.43	.03	.49	.31	.44
Distributions:
Dividends from investment
income—net	(.22)	(.41)	(.34)	(.34)	(.32)	(.45)
Dividends from net realized
gain on investments	—	(.14)	(.13)	(.01)	—	—
Total Distributions	(.22)	(.55)	(.47)	(.35)	(.32)	(.45)
Net asset value, end of period	11.07	11.05	11.17	11.61	11.47	11.48

Total Return (%) [c]	2.15[d]	4.00	.29	4.32	2.74	4.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35[e]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.84[e]	3.62	2.84	2.83	2.64	3.93
Portfolio Turnover Rate	205.46[d,f] 458.50[f]		388.58[f]	202.27[f]	173.68	136.77

Net Assets, end of period
($ x 1,000)	5,059	6,977	11,855	17,225	24,877	26,352

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
[f]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007,
	October 31, 2006, October 31, 2005 and October 31, 2004 were 88.23%, 239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS(continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	10.90	11.01	11.44	11.31	11.32	11.33
Investment Operations:
Investment income—net [a]	.21	.39	.32	.32	.30	.43
Net realized and unrealized
gain (loss) on investments	.02	.05	(.28)	.15	.01	.00[b]
Total from Investment Operations	.23	.44	.04	.47	.31	.43
Distributions:
Dividends from investment
income—net	(.21)	(.41)	(.34)	(.33)	(.32)	(.44)
Dividends from net realized
gain on investments	—	(.14)	(.13)	(.01)	—	—
Total Distributions	(.21)	(.55)	(.47)	(.34)	(.32)	(.44)
Net asset value, end of period	10.92	10.90	11.01	11.44	11.31	11.32

Total Return (%) [c]	2.06[d]	4.10	.34	4.25	2.73	4.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35[e]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.89[e]	3.63	2.83	2.83	2.64	3.90
Portfolio Turnover Rate	205.46[d,f] 458.50[f]		388.58[f]	202.27[f]	173.68	136.77

Net Assets, end of period
($ x 1,000)	5,680	5,977	7,994	9,838	11,104	7,603

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
[f]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007,
	October 31, 2006, October 31, 2005 and October 31, 2004 were 88.23%, 239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	11.02	11.13	11.57	11.44	11.44	11.46
Investment Operations:
Investment income—net [a]	.26	.48	.41	.41	.39	.54
Net realized and unrealized
gain (loss) on investments	.02	.04	(.29)	.15	.02	(.03)
Total from Investment Operations	.28	.52	.12	.56	.41	.51
Distributions:
Dividends from investment
income—net	(.26)	(.49)	(.43)	(.42)	(.41)	(.53)
Dividends from net realized
gain on investments	—	(.14)	(.13)	(.01)	—	—
Total Distributions	(.26)	(.63)	(.56)	(.43)	(.41)	(.53)
Net asset value, end of period	11.04	11.02	11.13	11.57	11.44	11.44

Total Return (%)	2.44[b]	4.87	1.03	5.02	3.61	4.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60[c]	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	4.65[c]	4.37	3.57	3.57	3.37	4.80
Portfolio Turnover Rate	205.46[b,d] 458.50[d]		388.58[d]	202.27[d]	173.68	136.77

Net Assets, end of period
($ x 1,000)	10,409	9,756	11,794	13,203	14,711	21,796

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007,
	October 31, 2006, October 31, 2005 and October 31, 2004 were 88.23%, 239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

The Fund33

NOTES TO FINANCIAL STATEMENTS(Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund’s average maturity normally will not exceed ten years.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 250 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and

Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares,except in connection with dividend reinvestment and permitted exchanges of Class B shares.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which

The Fund35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The Fund37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $980,113 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, the carryover expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were as follows: ordinary income $2,037,113 and long-term capital gains $296,285.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2007, was approximately $3,600, with a related weighted average annualized interest rate of 5.73% .

The Fund39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the

Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2007, the Distributor retained $19 from commissions earned on sales of the fund’s Class A shares and $7,635 and $1,509 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2007, Class A, Class B and Class C shares were charged $16,467, $14,546 and $14,121, respectively, pursuant to their respective Plans. During the period ended April 30, 2007, Class B and Class C shares were charged $7,273 and $7,061, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

T h e F u n d 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $16,708, Rule 12b-1 distribution plan fees $7,100 and service plan fees $2,254.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions, during the period ended April 30, 2007, amounted to $99,714,188 and $106,670,748, respectively, of which $56,893,668 in purchases and $58,906,691 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is deter-

mined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2007, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended April 30, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2006	870,000	3,132
Contracts written	11,200,000	25,656
Contracts terminated:
Contracts closed	8,000,000	17,716	26,019	(8,303)
Contracts expired	4,070,000	11,072	—	11,072
Total contracts
terminated	12,070,000	28,788	26,019	2,769
Contracts outstanding
April 30, 2007	—	—

The Fund43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Swedish Krona,
expiring 5/2/2007	41,297	6,168	6,168	—

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swaps entered into by the fund at April 30, 2007:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

84,000	Alcoa, 6%,	Bear
	1/15/2012	Stearns & Co.	(.42)	6/20/2010	(863)
186,000	Alcoa, 6.5%,	Bear
	6/1/2011	Stearns & Co.	(.52)	6/20/2010	(2,275)
190,000	AT&T, 5.1%,	J.P. Morgan
	9/15/2014	Chase Bank	(.49)	3/20/2017	(1,525)
150,000	AT&T, 5.1%,	J.P. Morgan
	9/15/2014	Chase Bank	(.44)	3/20/2017	(183)
100,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.44)	3/20/2017	(857)
70,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.48)	3/20/2017	(817)
30,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.49)	3/20/2017	(383)
50,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.45)	3/20/2017	(452)
90,000	Avon Products,	Morgan
	7.15%, 11/15/2009	Stanley	(.48)	3/20/2017	(969)
270,000	ConocoPhilips,	Bear
	4.75%, 10/15/2012	Stearns & Co.	(.31)	6/20/2010	(2,069)
140,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(326)
170,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	112
190,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(108)
100,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(160)
240,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	3

The Fund 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

20,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(1,645)
90,000	Dow Jones	Morgan
	CDX.NA.IG.7 Index	Stanley	.65	12/20/2016	(30)
10,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(104)
50,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(103)
160,000	Dow Jones
	CDX.NA.IG.8 Index	Barclays	.60	6/20/2017	(504)
180,000	Dow Jones	Goldman
	CDX.NA.IG.8 Index	Sachs & Co	60	6/20/2017	(349)
170,000	Home Depot,	J.P. Morgan
	3.75%, 9/15/2009	Chase Bank	(.56)	3/20/2017	(2,298)
650,000	ITRAXX S5 INDEX	Deutsche Bank	.40	6/20/2011	7,698
800,000	JPMCC 2006-CB15,
	CL.AJ, 5.89%,	J.P. Morgan
	6/12/43	Chase Bank	(.13)	6/20/2016	(3,526)
160,000	Kraft Foods,
	5.625%, 11/1/2011	Barclays	(.57)	6/20/2017	(991)
180,000	Kraft Foods,	Goldman
	5.625%, 11/1/2011	Sachs & Co.	(.53)	6/20/2017	(299)
340,000	Morgan Stanley,
	6.6%, 4/1/2012	Citibank	(.62)	6/20/2015	(7,322)
126,000	Nucor, 4.875%,	Bear
	10/1/2012	Stearns & Co.	(.40)	6/20/2010	(1,402)
160,000	Structured Index Morgan Stanley		2.25	6/20/2016	1,335
Total					(20,412)

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes open interest rate swaps entered into by the fund at April 30, 2007:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount	Entity/Curency	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

21,800,000	CZK-3 MONTH	J.P. Morgan
	PRIBOR	Chase Bank	3.02	2/14/2009	(2,813)
205,900,000	JPY-6 MONTH
	YENIBOR	Deutsche Bank	1.29	7/19/2008	7,587
228,000,000	JPY-6 MONTH	J.P. Morgan
	YENIBOR	Chase Bank	1.22	2/6/2011	3,007
7,200,000	SEK-3 MONTH	Morgan
	STIBOR	Stanley	3.76	12/4/2008	4,153
4,880,000	SEK-3 MONTH	J.P. Morgan
	STIBOR	Chase Bank	4.06	1/25/2009	5,037
Total					16,971

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At April 30, 2007, accumulated net unrealized depreciation on investments was $54,406, consisting of $249,127 gross unrealized appreciation and $303,533 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

T h e F u n d 47

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail front-end load, intermediate investment-grade debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional intermediate investment-grade debt funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance for the past ten one-year periods ended November 30th (1997-2006) was below the Performance Group and Performance Universe medians. The Board members noted that the fund’s total return performance was above the Performance Group medians (except the 1-year period) and variously above and below the Performance Universe medians for various periods ended November 30, 2007.The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each calendar year for the past ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee structure”, the Board members noted that the fund’s management fee was above the Expense Group and Expense Universe medians but the fund’s expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives,

The Fund 49

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds and Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  While the Board was generally satisfied with the fund’s total return performance, it was somewhat concerned with the fund’s yield performance.The Board members determined to continue to monitor the fund’s performance closely.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

T h e F u n d 51

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Midcap Stock Fund

SEMIANNUAL REPORT April 30, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
32	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Midcap Stock Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Midcap Stock Fund, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as a cooling housing market took its toll on consumer and business spending, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.”Yet, labor markets remained relatively strong and the general markets continued toward record price levels. Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly rising unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, continued high pace of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in the financial markets, and your financial advisor can help determine the appropriate investments for you and position your investment portfolio for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John O’Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative
to its benchmark?

For the six-month period ended April 30, 2007, the fund produced total returns of 10.07% for Class A shares, 9.71% for Class B shares, 9.69% for Class C shares, 10.25% for Class R shares and 10.01% for Class T shares.1 This compares with the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), which produced a total return of 11.98% for the same period.2

Despite concerns regarding slowing U.S. economic growth, the stock market rose on the strength of better-than-expected corporate earnings and restrained inflationary pressures. Gains proved to be broadly based, with every economic sector within the benchmark contributing to the market’s advance. Midcap stocks generally outperformed their large-cap and small-cap counterparts. The fund participated in the market’s rise, generating relatively strong returns in the technology and health care sectors. However, the disappointing performance of a few individual holdings and lack of exposure to some of the market’s better performers caused the fund’s returns to lag the benchmark.

Effective 6/1/07, Class R shares will be renamed Class I shares.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue its goal, the fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies.When selecting securities, we use a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.We identify and rank stocks based on several characteristics, including: value, or a stock’s price relative to its perceived intrinsic worth; growth, the sustainability or growth of earnings; and financial profile, which refers to the financial health of the company.The fund’s investment process is designed to pro-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

vide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 400 Index.

What other factors influenced the fund’s performance?

The stock market produced fairly steady gains from the beginning of the reporting period through late February 2007. On February 27th, however, a plunge in the Shanghai stock market triggered a sharp global market decline. In five business days, the midcap market lost roughly five percent of its value. Nevertheless, the market quickly demonstrated its underlying strength, recovering and going on to set new highs in March and April.

Some of the fund’s stronger returns relative to the benchmark were concentrated in the technology and health care sectors. Solid earnings and an improving business outlook bolstered returns from technology holdings such as semiconductor makers Linear Technology and Microchip Technology, while a takeover offer from software giant Oracle gave a boost to business management software developer Hyperion Solutions.A takeover offer also contributed to the fund’s relatively strong returns in the health care area, when United HealthGroup announced plans in March 2007 to acquire Sierra Health Services, another of the fund’s holdings.

Other notably strong individual holdings ranged from members of the basic materials sector to consumer-related, industrials and financials stocks. Steel producer IPSCO gained ground on rumors of a possible buyout, leading us to sell the fund’s position when, in our opinion, the stock’s valuation outpaced its fundamentals. Auction house Sotheby’s climbed after reporting strong earnings based largely on a robust market for fine art. Engine manufacturer Cummins rose sharply after delivering a positive earnings surprise resulting from strong execution on all business fronts. Finally, among financial companies, electronic commodities market provider InterContinental Exchange benefited from increasing levels of financial market activity, while options specialist International Securities Exchange Holdings jumped after a takeover bid was announced on the last day of the reporting period.

4

On the other hand, our disciplined stock selection process caused the fund to avoid many stocks with relatively high valuations,a few of which generated some of the benchmark’s greater gains. For example, in the energy sector, where the fund suffered its worst relative performance, the valuation-based decision to avoid exposure to oil services providers Grant Prideco and Cameron International detracted substantially from relative performance. In addition, individual holdings in a variety of sectors experienced company-specific problems, further undermining results compared to the benchmark.The most notable of these included oil exploration and production company W&T Offshore, office supply retailer Office Depot and biotechnology developer Sepracor.

What is the fund’s current strategy?

During the reporting period, we extended the upper limit of the fund’s coverage from a market capitalization of approximately $10 billion to roughly $20 billion, more closely approximating the market capitalization range of the broader midcap sector of the equity market. As a result, the fund’s average market cap rose from approximately $4.5 billion at the beginning of the reporting period to approximately $6 billion as of the end. By including companies at the larger end of the midcap range, we believe we have positioned the fund to capture a broader range of investment opportunities while remaining true to the fund’s disciplined, midcap focus.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through 4/4/08, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

T h e F u n d 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Stock Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.93	$ 10.82	$ 10.81	$ 5.63	$ 8.23
Ending value (after expenses)	$1,100.70	$1,097.10	$1,096.90	$1,102.50	$1,100.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.66	$ 10.39	$ 10.39	$ 5.41	$ 7.90
Ending value (after expenses)	$1,018.20	$1,014.48	$1,014.48	$1,019.44	$1,016.96

† Expenses are equal to the fund’s annualized expense ratio of 1.33% for Class A, 2.08% for Class B, 2.08% for
Class C, 1.08% for Class R and 1.58% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)

Consumer Cyclical—10.2%
Aaron Rents	12,550	356,043
Abercrombie & Fitch, Cl. A	6,550	534,873
American Eagle Outfitters	32,425	955,565
AnnTaylor Stores	12,700 [a]	488,696
AutoZone	5,600 [a]	745,024
Big Lots	16,000 [a]	515,200
Brinker International	28,025	871,577
Chico’s FAS	11,400	300,504
Choice Hotels International	14,150	532,606
Coach	15,250 [a]	744,658
Continental Airlines, Cl. B	11,350	414,956
Crocs	6,850 [a]	382,778
Dollar Tree Stores	36,500 [a]	1,435,180
Family Dollar Stores	12,700	404,368
MSC Industrial Direct, Cl. A	16,250	792,025
Nordstrom	15,350	843,022
Office Depot	20,500 [a]	689,210
Rent-A-Center	32,800 [a]	913,152
Ross Stores	16,550	548,633
RPM International	14,950	317,986
Sonic	24,400 [a]	547,536
Sotheby’s, Cl. A	22,000	1,135,640
US Airways Group	6,000 [a]	221,640
		14,690,872
Consumer Hard Goods—3.1%
Gentex	45,950	817,910
Harley-Davidson	9,350	592,042
Hasbro	23,350	738,093
Herman Miller	18,400	633,144
International Speedway, Cl. A	19,500	963,300
Marvel Entertainment	10,100	298,253
Speedway Motorsports	8,750	339,500
Thor Industries	4,150	165,295
		4,547,537

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Staples—2.1%
Clorox	9,750	654,030
Hormel Foods	30,350	1,156,031
J.M. Smucker	18,950	1,057,789
Reynolds American	2,700	173,502
		3,041,352
Financial—15.0%
A.G. Edwards	15,150	1,097,617
AMB Property	19,800	1,206,018
American Financial Group/OH	24,400	860,588
AmeriCredit	21,000 [a]	529,830
AvalonBay Communities	3,800	464,588
BankUnited Financial, Cl. A	12,500	270,625
BRE Properties, Cl. A	4,500	270,180
CapitalSource	30,800	793,716
CIT Group	11,800	703,870
Commerce Bancshares/Kansas City, MO	15,550	736,137
Douglas Emmett	14,650	381,632
Eaton Vance	33,300	1,272,726
Entertainment Properties Trust	5,800	350,436
Federated Investors, Cl. B	9,500	362,520
First American	11,100	571,650
First Industrial Realty Trust	11,300	494,827
First Marblehead	8,700	315,375
HCC Insurance Holdings	39,350	1,206,471
Hospitality Properties Trust	49,900	2,271,947
Huntington Bancshares/OH	30,000	665,400
IntercontinentalExchange	2,950 [a]	374,650
KKR Financial	13,100	349,901
Knight Capital Group, Cl. A	17,600 [a]	285,120
MasterCard	3,000	335,040
Moody’s	6,000	396,720
NorthStar Realty Finance	11,400	168,720
Nymex Holdings	6,100	791,231
NYSE Euronext	6,600 [a]	556,578
People’s United Financial	10,550	210,051
Philadelphia Consolidated Holding	11,350 [a]	492,590

8

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
ProLogis	6,100	395,280
SEI Investments	9,100	555,373
SL Green Realty	2,350	331,115
StanCorp Financial Group	5,800	276,080
UDR	19,400	582,776
Unitrin	4,550	214,532
Wilmington Trust	13,200	534,072
		21,675,982
Health Care—11.3%
AMERIGROUP	5,200 [a]	146,276
AmerisourceBergen	15,800	789,842
Beckman Coulter	3,200	200,992
Biogen Idec	9,250 [a]	436,693
CIGNA	3,450	536,786
Community Health Systems	20,100 [a]	739,680
Covance	11,450 [a]	692,725
Coventry Health Care	11,800 [a]	682,394
Dentsply International	52,300	1,747,343
Edwards Lifesciences	21,500 [a]	1,053,500
Endo Pharmaceuticals Holdings	9,600 [a]	297,024
Forest Laboratories	5,850 [a]	311,279
Genzyme	17,700 [a]	1,155,987
HealthSpring	11,850 [a]	278,712
Henry Schein	12,100 [a]	630,773
Humana	15,000 [a]	948,600
Intuitive Surgical	2,500 [a]	324,150
Invitrogen	8,050 [a]	527,033
King Pharmaceuticals	36,600 [a]	748,470
Laboratory Corp. of America Holdings	9,600 [a]	757,824
Lincare Holdings	26,150 [a]	1,031,356
McKesson	9,900	582,417
Mentor	5,250	204,277
Pediatrix Medical Group	4,700 [a]	268,135
Sepracor	18,450 [a]	990,396
ViroPharma	20,250 [a]	305,370
		16,388,034

T h e F u n d 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial—16.5%
Acuity Brands	13,600	804,032
AGCO	21,450 [a]	895,108
Applied Industrial Technologies	24,450	656,971
Avis Budget Group	27,150 [a]	763,729
Bowater	7,000	153,230
C.H. Robinson Worldwide	11,200	598,752
Con-way	15,050	822,182
Cummins	13,300	1,225,728
EMCOR Group	8,450 [a]	529,730
Expeditors International Washington	14,600	610,280
GATX	11,650	570,967
Graco	15,800	624,100
Granite Construction	13,350	804,204
Korn/Ferry International	14,800 [a]	348,836
Lennar, Cl. A	12,850	548,824
Manpower	20,200	1,621,050
Martin Marietta Materials	1,350	196,857
Nordson	9,300	426,219
NVR	850 [a]	700,400
Overseas Shipholding Group	16,300	1,154,040
Pacer International	14,950	381,973
Precision Castparts	15,200	1,582,472
Quanta Services	13,900 [a]	382,111
Republic Services	43,325	1,210,067
Rockwell Automation	9,150	544,791
Ryder System	16,800	884,352
Snap-On	14,450	787,525
SPX	11,000	779,680
Terex	2,000 [a]	155,700
Textron	6,800	691,356
Toll Brothers	9,050 [a]	269,509
United Rentals	22,050 [a]	738,675
Vulcan Materials	4,700	581,249
Wabtec	16,000	594,400
		23,639,099

10

Common Stocks (continued)	Shares	Value ($)

Information—5.2%
Akamai Technologies	7,500 [a]	330,600
American Reprographics	11,200 [a]	371,840
CheckFree	11,300 [a]	380,358
Deluxe	5,450	206,282
Dun & Bradstreet	15,000	1,354,500
EchoStar Communications, Cl. A	23,700 [a]	1,102,761
Equifax	20,850	829,830
FactSet Research Systems	9,700	596,647
IAC/InterActiveCorp	15,300 [a]	583,236
Juniper Networks	9,050 [a]	202,358
Priceline.com	3,150 [a]	175,266
Scholastic	11,800 [a]	364,266
Shaw Communications, Cl. B	4,650	180,188
Total System Services	22,600	701,956
ValueClick	6,350 [a]	181,610
		7,561,698
Materials—6.4%
Airgas	13,000	579,150
AK Steel Holding	8,800	268,576
Ashland	15,100	905,245
Commercial Metals	24,850	833,220
H.B. Fuller	6,150	157,255
International Paper	39,000	1,471,080
Louisiana-Pacific	32,000	630,720
Lyondell Chemical	38,750	1,205,900
Potlatch	7,450	323,256
Quanex	11,500	494,845
Sonoco Products	19,500	831,480
Steel Dynamics	14,350	635,849
United States Steel	6,250	634,625
Universal Forest Products	5,400	250,884
		9,222,085
Oil & Gas Producers—8.3%
Alon USA Energy	5,200	194,480
Cimarex Energy	23,550	927,870

T h e F u n d 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Oil & Gas Producers (continued)
EXCO Resources	19,500 [a]	327,405
Frontier Oil	10,500	370,965
Newfield Exploration	33,250 [a]	1,454,688
Noble Energy	22,500	1,323,225
ONEOK	19,500	943,995
Patterson-UTI Energy	30,050	732,920
Plains Exploration & Production	11,500 [a]	540,385
SEACOR Holdings	4,400 [a]	419,232
Southwestern Energy	4,300 [a]	180,600
St. Mary Land & Exploration	16,300	596,906
Superior Energy Services	21,000 [a]	762,930
Swift Energy	10,400 [a]	422,760
Tesoro	1,800	218,160
Tidewater	20,450	1,292,645
Unit	11,400 [a]	651,510
W & T Offshore	8,200	248,870
Western Refining	8,350	330,827
		11,940,373
Technology—13.3%
ADTRAN	24,900	633,705
Altera	20,600	464,324
ASML Holding (NY Shares)	10,700 [a]	291,575
Atmel	61,200	325,584
Autodesk	12,450 [a]	513,811
BEA Systems	21,800	257,022
Cadence Design Systems	24,150	536,130
Dolby Laboratories, Cl. A	15,000	531,300
GameStop, Cl. A	17,650	585,450
Imation	20,900	771,419
International Game Technology	6,300	240,282
Intersil, Cl. A	17,100	509,409
Lam Research	26,750	1,438,615
Lexmark International, Cl. A	10,100	550,450
Linear Technology	38,250	1,431,315

12

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Maxim Integrated Products	29,300	929,396
McAfee	34,550	1,122,530
MEMC Electronic Materials	14,500	795,760
Micrel	28,950	363,323
Microchip Technology	46,000	1,855,640
MicroStrategy, Cl. A	4,500	511,920
National Semiconductor	15,750	414,225
NCR	13,600	685,440
Novellus Systems	25,600	828,672
Tektronix	15,350	451,137
Tellabs	39,800 [a]	422,676
Teradyne	45,650	796,592
Websense	13,100 [a]	323,701
Western Digital	37,900	670,072
		19,251,475
Telecommunications—1.2%
InterDigital Communications	16,050	527,724
NII Holdings	11,150	855,763
Windstream	28,800	421,056
		1,804,543
Utilities—6.9%
AGL Resources	31,900	1,388,926
Alliant Energy	26,800	1,173,840
Atmos Energy	13,400	425,048
Integrys Energy	20,400	1,144,440
OGE Energy	35,200	1,353,088
Pepco Holdings	33,650	993,348
Pinnacle West Capital	20,100	970,629
Puget Energy	19,500	503,490
Sempra Energy	17,050	1,082,334
UGI	33,100	938,716
		9,973,859
Total Common Stocks
(cost $128,552,697)		143,736,909

T h e F u n d 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,261,000)	1,261,000 [b]	1,261,000

Total Investments (cost $129,813,697)	100.4%	144,997,909
Liabilities, Less Cash and Receivables	(.4%)	(512,282)
Net Assets	100.0%	144,485,627

[a] Non-income producing security.
[b] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Industrial	16.5	Materials	6.4
Financial	15.0	Information	5.2
Technology	13.3	Consumer Hard Goods	3.1
Health Care	11.3	Consumer Staples	2.1
Consumer Cyclical	10.2	Telecommunications	1.2
Oil & Gas Producers	8.3	Money Market Investment	.9
Utilities	6.9		100.4

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007 (Unaudited )

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	128,552,697	143,736,909
Affiliated issuers	1,261,000	1,261,000
Receivable for investment securities sold		513,130
Dividends and interest receivable		110,212
Receivable for shares of Capital Stock subscribed		20,080
		145,641,331

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		171,850
Payable for shares of Capital Stock redeemed		521,437
Payable for investment securities purchased		365,861
Cash overdraft due to Custodian		95,304
Interest payable—Note 2		1,252
		1,155,704

Net Assets ($)		144,485,627

Composition of Net Assets ($):
Paid-in capital		119,237,352
Accumulated investment (loss)—net		(49,295)
Accumulated net realized gain (loss) on investments		10,113,358
Accumulated net unrealized appreciation
(depreciation) on investments		15,184,212

Net Assets ($)		144,485,627

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	79,787,642	20,733,730	11,796,682	30,653,786	1,513,787
Shares Outstanding	5,270,186	1,545,245	877,198	1,946,626	103,157

Net Asset Value
Per Share ($)	15.14	13.42	13.45	15.75	14.67

See notes to financial statements.
T h e F u n d 15

STATEMENT	O F	OPERATIONS
Six Months Ended	April	30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	988,181
Affiliated issuers	12,532
Income on securities lending	12,329
Total Income	1,013,042
Expenses:
Management fee—Note 3(a)	809,908
Distribution and service plan fees—Note 3(b)	276,370
Interest expense—Note 2	1,799
Loan commitment fees—Note 2	1,689
Total Expenses	1,089,766
Less—reduction in management fee
due to undertaking—Note 3(a)	(17,790)
Net Expenses	1,071,976
Investment (Loss)—Net	(58,934)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,221,048
Net unrealized appreciation (depreciation) on investments	4,014,921
Net Realized and Unrealized Gain (Loss) on Investments	14,235,969
Net Increase in Net Assets Resulting from Operations	14,177,035

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment (loss)—net	(58,934)	(436,674)
Net realized gain (loss) on investments	10,221,048	24,616,802
Net unrealized appreciation
(depreciation) on investments	4,014,921	(7,404,594)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,177,035	16,775,534

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(12,838,128)	(24,555,778)
Class B shares	(4,141,897)	(9,829,717)
Class C shares	(2,112,365)	(4,579,972)
Class R shares	(4,818,062)	(8,637,239)
Class T shares	(227,086)	(396,296)
Total Dividends	(24,137,538)	(47,999,002)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	9,076,237	24,146,625
Class B shares	182,130	1,300,038
Class C shares	969,642	2,547,136
Class R shares	1,237,630	3,537,933
Class T shares	309,722	577,812
Dividends reinvested:
Class A shares	12,001,307	22,225,409
Class B shares	3,903,700	9,117,589
Class C shares	1,501,962	3,036,943
Class R shares	4,651,436	8,202,459
Class T shares	216,678	381,157
Cost of shares redeemed:
Class A shares	(18,856,926)	(41,684,164)
Class B shares	(6,727,598)	(12,157,110)
Class C shares	(2,750,289)	(5,902,720)
Class R shares	(4,941,559)	(6,631,390)
Class T shares	(442,171)	(573,152)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	331,901	8,124,565
Total Increase (Decrease) in Net Assets	(9,628,602)	(23,098,903)

Net Assets ($):
Beginning of Period	154,114,229	177,213,132
End of Period	144,485,627	154,114,229
Undistributed investment income (loss)—net	(49,295)	9,639

T h e F u n d 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	610,589	1,461,720
Shares issued for dividends reinvested	848,998	1,433,118
Shares redeemed	(1,263,500)	(2,464,110)
Net Increase (Decrease) in Shares Outstanding	196,087	430,728

Class B [a]
Shares sold	14,002	83,551
Shares issued for dividends reinvested	310,601	643,332
Shares redeemed	(501,517)	(806,012)
Net Increase (Decrease) in Shares Outstanding	(176,914)	(79,129)

Class C
Shares sold	74,577	173,594
Shares issued for dividends reinvested	119,245	214,002
Shares redeemed	(199,990)	(380,361)
Net Increase (Decrease) in Shares Outstanding	(6,168)	7,235

Class R
Shares sold	80,311	208,707
Shares issued for dividends reinvested	316,482	513,195
Shares redeemed	(319,646)	(393,976)
Net Increase (Decrease) in Shares Outstanding	77,147	327,926

Class T
Shares sold	21,591	35,292
Shares issued for dividends reinvested	15,797	25,137
Shares redeemed	(29,888)	(34,804)
Net Increase (Decrease) in Shares Outstanding	7,500	25,625

[a] During the period ended April 30, 2007, 260,035 Class B shares representing $3,493,451 were automatically converted to 232,106 Class A shares and during the period ended October 31, 2006, 321,000 Class B shares representing $4,937,127 were automatically converted to 293,276 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	16.29	20.14	18.02	16.68	13.16	13.73
Investment Operations:
Investment income (loss)—net [a]	.00[b]	(.02)	(.03)	(.03)	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	1.45	1.80	2.48	1.37	3.55	(.54)
Total from Investment Operations	1.45	1.78	2.45	1.34	3.52	(.57)
Distributions:
Dividends from net realized
gain on investments	(2.60)	(5.63)	(.33)	—	—	—
Net asset value, end of period	15.14	16.29	20.14	18.02	16.68	13.16

Total Return (%) [c]	10.07[d]	10.34	13.70	8.10	26.67	(4.15)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67[d]	1.35	1.35	1.35	1.35	1.35
Ratio of net expenses
to average net assets	.66[d]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
(loss) to average net assets	.02[d]	(.10)	(.14)	(.17)	(.24)	(.24)
Portfolio Turnover Rate	66.04[d]	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period
($ x 1,000)	79,788	82,641	93,533	157,483	146,958	105,449

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

T h e F u n d 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	14.77	18.87	17.03	15.87	12.62	13.26
Investment Operations:
Investment (loss)—net [a]	(.05)	(.13)	(.17)	(.15)	(.13)	(.14)
Net realized and unrealized
gain (loss) on investments	1.30	1.66	2.34	1.31	3.38	(.50)
Total from Investment Operations	1.25	1.53	2.17	1.16	3.25	(.64)
Distributions:
Dividends from net realized
gain on investments	(2.60)	(5.63)	(.33)	—	—	—
Net asset value, end of period	13.42	14.77	18.87	17.03	15.87	12.62

Total Return (%) [b]	9.71[c]	9.51	12.84	7.31	25.75	(4.83)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[c]	2.10	2.10	2.10	2.10	2.10
Ratio of net expenses
to average net assets	1.03[c]	2.10	2.10	2.10	2.10	2.10
Ratio of net investment (loss)
to average net assets	(.35)[c]	(.85)	(.92)	(.91)	(.98)	(.98)
Portfolio Turnover Rate	66.04[c]	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period
($ x 1,000)	20,734	25,435	33,992	40,755	50,866	42,067

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

20

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	14.80	18.90	17.06	15.90	12.64	13.29
Investment Operations:
Investment (loss)—net [a]	(.05)	(.13)	(.17)	(.15)	(.13)	(.14)
Net realized and unrealized
gain (loss) on investments	1.30	1.66	2.34	1.31	3.39	(.51)
Total from Investment Operations	1.25	1.53	2.17	1.16	3.26	(.65)
Distributions:
Dividends from net realized
gain on investments	(2.60)	(5.63)	(.33)	—	—	—
Net asset value, end of period	13.45	14.80	18.90	17.06	15.90	12.64

Total Return (%) [b]	9.69[c]	9.43	12.88	7.30	25.79	(4.89)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[c]	2.10	2.10	2.10	2.10	2.10
Ratio of net expenses
to average net assets	1.03[c]	2.10	2.10	2.10	2.10	2.10
Ratio of net investment (loss)
to average net assets	(.35)[c]	(.85)	(.93)	(.92)	(.99)	(.99)
Portfolio Turnover Rate	66.04[c]	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period
($ x 1,000)	11,797	13,072	16,563	16,041	16,164	11,587

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS(continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	16.82	20.59	18.37	16.95	13.35	13.89
Investment Operations:
Investment income—net [a]	.02	.03	.02	.02	.01	.00[b]
Net realized and unrealized
gain (loss) on investments	1.51	1.83	2.53	1.40	3.59	(.54)
Total from Investment Operations	1.53	1.86	2.55	1.42	3.60	(.54)
Distributions:
Dividends from net realized
gain on investments	(2.60)	(5.63)	(.33)	—	—	—
Net asset value, end of period	15.75	16.82	20.59	18.37	16.95	13.35

Total Return (%)	10.25[c]	10.56	13.99	8.38	26.97	(3.89)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55[c]	1.10	1.10	1.10	1.10	1.10
Ratio of net expenses
to average net assets	.54[c]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income
to average net assets	.15[c]	.15	.08	.09	.04	.02
Portfolio Turnover Rate	66.04[c]	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period
($ x 1,000)	30,654	31,446	31,738	39,215	59,256	73,575

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
See notes to financial statements.

22

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	15.88	19.81	17.77	16.49	13.05	13.64
Investment Operations:
Investment (loss)—net [a]	(.01)	(.06)	(.08)	(.07)	(.07)	(.12)
Net realized and unrealized
gain (loss) on investments	1.40	1.76	2.45	1.35	3.51	(.47)
Total from Investment Operations	1.39	1.70	2.37	1.28	3.44	(.59)
Distributions:
Dividends from net realized
gain on investments	(2.60)	(5.63)	(.33)	—	—	—
Net asset value, end of period	14.67	15.88	19.81	17.77	16.49	13.05

Total Return (%) [b]	10.01[c]	10.03	13.44	7.83	26.28	(4.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80[c]	1.60	1.60	1.60	1.60	1.60
Ratio of net expenses
to average net assets	.79[c]	1.60	1.60	1.60	1.60	1.60
Ratio of net investment (loss)
to average net assets	(.10)[c]	(.36)	(.43)	(.42)	(.49)	(.83)
Portfolio Turnover Rate	66.04[c]	144.49	87.40	77.47	92.97	65.85

Net Assets, end of period
($ x 1,000)	1,514	1,519	1,388	1,570	1,486	734

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

T h e F u n d 23

NOTES TO FINANCIAL STATEMENTS(Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series,including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company,Inc.expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permit-

24

ted exchanges of Class B shares. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their NAV.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of secu-

T h e F u n d 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lend-

26

ing transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management

T h e F u n d 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006, were as follows: ordinary income $12,994,623 and long term capital gain $35,004,379.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2007, was approximately $63,300, with a related weighted average annualized interest rate of 5.74% .

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and

28

expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board Meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed from February 1, 2007 through April 4, 2008 to waive receipt of a portion of the fund’s management fee, in the amount of .05% of the value of the fund’s average daily net assets.The reduction in management fee pursuant to the undertaking, amounted to $17,790 during the period ended April 30, 2007.

During the period ended April 30, 2007, the Distributor retained $2,904 and $20 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $21,601 and $735 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

T h e F u n d 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2007, Class A, Class B, Class C and Class T shares were charged $99,887, $85,003, $44,704 and $1,770, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $28,335, $14,901 and $1,770, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $131,366, Rule 12b-1 distribution plans fees $36,886, shareholder services plan fees $7,018 and custody fees $2,541, which are offset against an expense reimbursement currently in effect in the amount of $5,961.

30

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $97,417,098 and $122,038,781, respectively.

At April 30, 2007, accumulated net unrealized appreciation on investments was $15,184,212, consisting of $18,260,794 gross unrealized appreciation and $3,076,582 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007. The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

The Fund 31

INFORMATION	ABOUT		THE REVIEW AND
APPROVAL	OF	THE	FUND ’ S	INVESTMENT
MANAGEMENT		AGREEMENT		(Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of mid-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional mid-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the 1-, 2-, 3-, 4-, 5- and 10- year periods ended November 30,2006 was below the Performance Group medians (except the 5- and 10-year periods) and Performance Universe medians for those periods. The Manager also provided a comparison of the fund’s total return to the returns of the fund’s benchmark index for the past ten years.The Board expressed its concern with the fund’s performance and requested that the Manager take steps to improve it. Representatives of the Manager discussed with the Board members the computer model used by the fund’s portfolio managers to identify and rank stocks and the role of fundamental analysis in selecting stocks.They also discussed the Manager’s efforts to improve the fund’s total return performance, including certain modifications to the computer model.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund was the only fund in the Expense Group with a “unitary fee” structure and that the fund’s expense ratio was below the Expense Group and Expense Universe medians. Representatives of the Manager and the Board members discussed that the Manager would agree to

T h e F u n d 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited ) (continued)

waive a portion of its management fee in the amount of 0.05% of the value of the fund’s average daily net assets until April 4, 2008 (representing 4.5% of the fund’s contractual management fee).

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds and Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might

34

emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  While the Board was concerned about the fund’s total return performance, the Board believed the Manager was seeking to improve it, and determined to closely monitor performance and to renew the Management Agreement only for a six-month period, through October 4, 2007.

T h e F u n d 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’ S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through October 4, 2007.

36

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Small	Cap
Value	Fund

SEMIANNUAL REPORT April 30, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
32	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Small Cap Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Cap Value Fund, covering the six-month period from November

1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as a cooling housing market took its toll on consumer and business spending, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.”Yet, labor markets remained relatively strong and the general markets continued toward record price levels. Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly rising unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, continued high pace of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks.We expect these developments to produce both challenges and opportunities in the financial markets, and your financial advisor can help determine the appropriate investments for you and position your investment portfolio for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Ronald P. Gala and Adam T. Logan, Portfolio Managers

How did Dreyfus Premier Small Cap Value Fund perform
relative to its benchmark?

For the six-month period ended April 30, 2007, the fund’s Class A, B, C, R and T shares produced total returns of 8.96%,8.55%,8.58%,9.15% and 8.87%, respectively.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 6.36% .2

Stocks rallied during the reporting period in an environment of moderate economic growth, stable short-term interest rates and robust corporate earnings. Although small-cap value stocks lagged the overall U.S. stock market during the reporting period as bullish investors generally preferred larger companies with greater growth characteristics, the fund outperformed its benchmark, mainly due to its strategy of selecting stocks on the higher end of the quality scale within each market sector. The fund’s security selection strategy among real estate investment trusts and regional banks was particularly effective, buoying results in those industries.

Effective 6/1/07, Class R shares will be renamed Class I shares.

What is the fund’s investment approach?

The fund, which seeks capital appreciation, normally invests at least 80% of its assets in stocks of small U.S. companies.We use a disciplined process that combines computer-modeling techniques, fundamental analysis and risk management techniques to select undervalued stocks, which are normally characterized by relatively low price-to-earnings and low price-to-book ratios. Using our own and third-party fundamental research, we select what we believe to be the most attractive companies from this pool of undervalued stocks.The fund is constructed with an emphasis on diversification and risk management, so that its sector weightings and risk characteristics are generally in line with those of its benchmark.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

For several years, small-cap value stocks had generally outperformed the broader stock market. However, over the past six months, that trend reversed as small-cap stocks generally lagged large-cap stocks and the value-oriented investment style trailed a more growth-oriented approach. Investors tended to prefer higher-quality companies with rising profits and low debt rather than the “turnaround stories” that often characterize small-cap value stocks. Against this backdrop, the Fund significantly outperformed the Russell 2000 Value Index due to our emphasis on higher quality small-cap value stocks.

The fund also benefited from our ongoing focus on what we believed to be the more attractive small-cap companies in a given industry. Instead of establishing under- and overweighted positions in various industry groups according to a top-down view of their prospects, our strategy is to disregard the headlines, maintain an allocation across market sectors and buy what we believe to be the best stocks within each area. For example, some mortgage-related companies within the real estate investment trust (REIT) industry received negative press in recent months due to problems with sub-prime lending. Rather than avoiding the entire industry, we selected what we regarded as some of the more promising niches within the REIT sub-sector.As a result, the fund held positions in lodging REITs that benefited from solid revenue growth. One holding, Highland Hospitality Corporation, which owns upscale full service and extended stay properties benefited from this trend and also agreed to be acquired by a private equity firm at a premium.

Similarly, many investors shied away from the banking industry during the reporting period, as the news featured stories about sub-prime borrowers defaulting on their mortgages. Nonetheless, one of the fund’s positive contributors was East West Bancorp, a Los Angeles-based bank that reported better-than-expected earnings and credit trends.

A number of the fund’s holdings of electronic equipment makers benefited from the continuing boom in non-residential construction, particularly the build-out of energy-related infrastructure. One holding, in particular, Itron, a utility equipment manufacturer, benefited

4

from rising demand for its automatic meter reading technology, which has resulted in a robust order backlog. Similarly, specialty wire and cable distributor Anixter International benefited from high levels of non-residential construction spending.

The fund also had significant success in the relatively strong health care sector. Fund holding Chattem, which markets over-the-counter health care products, toiletries and dietary supplements, acquired five brands from health care giant Johnson & Johnson that immediately boosted profits.

While performance during the reporting period was overwhelmingly positive, the fund’s holdings lagged the benchmark’s returns in the energy reserves and securities and asset management industries.

What is the fund’s current strategy?

The fund, which owned shares of more than 200 companies as of the reporting period’s end, has remained broadly diversified across the industries comprising the Russell 2000 Value Index.We have continued to favor higher-quality companies based on measures of their profitability, balance sheet strength and cash flow metrics. We believe the current investment environment of low inflation, stable interest rates and moderate economic growth is a positive backdrop for our investment strategy.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until April 4, 2008. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

T h e F u n d 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Cap Value Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.46	$ 11.32	$ 11.33	$ 6.17	$ 8.75
Ending value (after expenses)	$1,089.60	$1,085.50	$1,085.80	$1,091.50	$1,088.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.20	$ 10.94	$ 10.94	$ 5.96	$ 8.45
Ending value (after expenses)	$1,017.65	$1,013.93	$1,013.93	$1,018.89	$1,016.41

† Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class B, 2.19% for
Class C, 1.19% for Class R and 1.69% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—98.8%	Shares	Value ($)

Banks—9.3%
1st Source	45,070	1,115,032
Bancorp	49,600 [a]	1,196,848
Boston Private Financial Holdings	74,500	2,071,845
Cascade Bancorp	147,000	3,151,680
Chittenden	70,700	2,054,542
Citizens Banking	117,900	2,359,179
Community Bancorp/NV	47,400 [a]	1,455,654
Corus Bankshares	131,900 [b]	2,217,239
CVB Financial	117,330	1,392,707
East West Bancorp	112,300	4,476,278
F.N.B	132,000	2,214,960
First Charter	97,600	2,141,344
First Citizens Bancshares/NC, Cl. A	12,600	2,556,540
First Commonwealth Financial	130,200	1,449,126
First Community Bancorp/CA	97,600	5,354,336
Hanmi Financial	125,900	2,066,019
Simmons First National, Cl. A	30,400	800,432
Southwest Bancorp	47,900	1,173,550
Sterling Bancshares/TX	517,650	5,916,740
SVB Financial Group	93,300 [a]	4,778,826
UMB Financial	46,100	1,803,432
Umpqua Holdings	54,200	1,351,748
United Community Banks/GA	75,400	2,228,824
Whitney Holding	127,900	3,935,483
Wilmington Trust	93,000	3,762,780
		63,025,144
Consumer Cyclical—8.7%
AFC Enterprises	75,200 [a]	1,429,552
Barnes & Noble	49,800	1,968,594
Carter’s	149,900 [a]	3,927,380
Cato, Cl. A	132,300	2,859,003
Charlotte Russe Holding	134,400 [a]	3,673,152
Genesco	50,000 [a]	2,534,000
Group 1 Automotive	63,400	2,599,400
Hartmarx	253,500 [a]	1,668,030
Jack in the Box	63,500 [a]	4,230,370

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Kellwood	64,500	1,817,610
Longs Drug Stores	53,700	2,939,538
McCormick & Schmick’s Seafood Restaurants	71,300 a	1,908,701
Monarch Casino & Resort	84,800 a	2,261,616
Morton’s Restaurant Group	93,700 a	1,576,971
O’Charleys	119,200 a	2,516,312
Papa John’s International	53,900 a	1,655,269
Phillips-Van Heusen	41,300	2,308,670
Rent-A-Center	123,400 a	3,435,456
SkyWest	146,700	3,991,707
Sonic Automotive, Cl. A	87,500	2,501,625
Sotheby’s, Cl. A	58,700	3,030,094
Speedway Motorsports	48,600	1,885,680
Wolverine World Wide	79,700	2,277,826
		58,996,556
Consumer Hard Goods—3.3%
Aftermarket Technology	180,500 a	4,987,215
ArvinMeritor	91,600	1,891,540
Federal Signal	195,500	3,086,945
Furniture Brands International	138,400	2,225,472
K2	193,200 a	2,915,388
Movado Group	81,000	2,666,520
Multimedia Games	240,100 a	2,689,120
Oakley	84,900	2,048,637
		22,510,837
Consumer Staples—4.3%
Casey’s General Stores	76,300	1,918,945
Elizabeth Arden	195,900 a	4,409,709
Flowers Foods	183,800	5,732,722
Imation	65,900	2,432,369
Performance Food Group	61,800 a	1,931,250
Ralcorp Holdings	41,700 a	2,744,277
The Pantry	93,600 a	4,211,064
TreeHouse Foods	105,300 a	3,173,742
Tupperware Brands	96,700	2,719,204
		29,273,282

8

Common Stocks (continued)	Shares	Value ($)

Financial—20.7%
Argonaut Group	114,200 [a]	3,838,262
Ashford Hospitality Trust	195,500	2,346,000
Asta Funding	98,100	4,289,913
BankUnited Financial, Cl. A	203,500	4,405,775
BioMed Realty Trust	140,800	4,042,368
Calamos Asset Management, Cl. A	80,700	1,893,222
Cedar Shopping Centers	218,500	3,489,445
Delphi Financial Group, Cl. A	144,350	6,163,745
Entertainment Properties Trust	74,800	4,519,416
Equity Inns	207,300	3,544,830
FelCor Lodging Trust	213,400	5,448,102
First Industrial Realty Trust	75,900	3,323,661
First Niagara Financial Group	261,300	3,553,680
First Potomac Realty Trust	49,400	1,275,014
FirstFed Financial	52,500 [a]	3,227,700
Health Care REIT	66,700	3,017,508
Highland Hospitality	71,400	1,360,170
Highwoods Properties	114,700	4,677,466
Horace Mann Educators	120,900	2,543,736
Investment Technology Group	118,200 [a]	4,472,688
Kite Realty Group Trust	85,900	1,718,000
Knight Capital Group, Cl. A	366,300 [a]	5,934,060
LandAmerica Financial Group	32,000	2,571,200
Lexington Corporate Properties Trust	121,200	2,531,868
Medical Properties Trust	231,300	3,293,712
National Financial Partners	71,400	3,289,398
National Retail Properties	155,600	3,726,620
NewAlliance Bancshares	163,000	2,544,430
Newcastle Investment	92,600	2,704,846
Ohio Casualty	78,400	2,480,576
Omega Healthcare Investors	140,900	2,367,120
Pennsylvania Real Estate Investment Trust	113,700	5,282,502
Phoenix Cos.	151,000	2,249,900
ProAssurance	109,100 [a]	5,873,944
Realty Income	160,200	4,469,580
SeaBright Insurance Holdings	175,600 [a]	3,260,892

T h e F u n d 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Sterling Financial/WA	55,400	1,633,192
Sunstone Hotel Investors	176,389	5,030,614
Universal American Financial	170,600 a	3,166,336
Zenith National Insurance	100,000	4,625,000
		140,186,491
Health Care—6.0%
Alpharma, Cl. A	140,500	3,414,150
AMERIGROUP	62,600 a	1,760,938
Chattem	33,000 a	1,885,620
Five Star Quality Care	151,500 a	1,668,015
Gentiva Health Services	121,800 a	2,280,096
Greatbatch	164,700 a	4,781,241
Haemonetics/Mass	63,700 a	3,047,408
HealthSpring	104,900 a	2,467,248
ICU Medical	84,600 a	3,532,050
Magellan Health Services	48,900 a	2,097,810
Perrigo	102,000	1,938,000
Prestige Brands Holdings	135,900 a	1,768,059
Sciele Pharma	216,900 a	5,361,768
STERIS	106,100	2,711,916
ViroPharma	133,000 a	2,005,640
		40,719,959
Industrial—9.6%
A.O. Smith	60,400	2,301,240
ABM Industries	118,800	3,343,032
Apogee Enterprises	95,200	2,292,416
Atlas Air Worldwide Holdings	68,600 a	3,945,872
Briggs & Stratton	120,800	3,584,136
Building Materials Holding	133,200	1,934,064
Comfort Systems USA	339,900	4,245,351
Dollar Thrifty Automotive Group	32,700 a	1,532,976
EnerSys	113,900 a	1,855,431
EnPro Industries	172,300 a	6,488,818
FreightCar America	43,300	2,154,608
General Cable	55,800 a	3,205,152
Georgia Gulf	76,200	1,216,914
Heidrick & Struggles International	61,100 a	2,882,698

10

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Kelly Services, Cl. A	64,500	1,851,150
Old Dominion Freight Line	62,000 [a]	1,832,720
Orbital Sciences	156,400 [a]	3,264,068
Pacer International	117,800	3,009,790
Rofin-Sinar Technologies	50,300 [a]	3,333,884
Saia	69,300 [a]	1,943,172
Spherion	276,700 [a]	2,365,785
United Rentals	98,800 [a]	3,309,800
Washington Group International	48,200 [a]	3,225,544
		65,118,621
Information Services—6.6%
American Reprographics	75,500 [a]	2,506,600
CBIZ	314,400 [a]	2,188,224
Cox Radio, Cl. A	159,000 [a]	2,245,080
CRA International	58,500 [a]	3,016,845
Deluxe	157,500	5,961,375
Earthlink	429,800 [a]	3,292,268
First Advantage, Cl. A	118,100 [a]	2,749,368
Harris Interactive	440,800 [a]	2,653,616
Interwoven	95,000 [a]	1,450,650
Kendle International	42,200 [a]	1,438,176
LIN TV, Cl. A	125,500 [a]	2,002,980
Live Nation	83,300 [a]	1,690,157
MPS Group	264,000 [a]	3,614,160
PAREXEL International	89,400 [a]	3,511,632
Perot Systems, Cl. A	75,800 [a]	1,356,820
Scholastic	71,100 [a]	2,194,857
SonicWALL	260,200 [a]	2,123,232
Vignette	27,600 [a]	511,152
		44,507,192
Materials—7.5%
Arch Chemicals	156,200	4,720,364
Bowater	66,500 [b]	1,455,685
Carpenter Technology	25,300	3,070,661
Chaparral Steel	45,800	3,228,900
Greif, Cl. A	130,000	7,228,000
H.B. Fuller	245,300	6,272,321

T h e F u n d 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
OM Group	71,700 [a]	3,766,401
Pioneer Cos.	62,800 [a]	1,827,480
PolyOne	289,600 [a]	1,899,776
Quanex	70,700	3,042,221
Silgan Holdings	101,100	5,801,118
United Stationers	63,300 [a]	3,767,616
USEC	158,500 [a]	3,196,945
Westlake Chemical	45,000	1,313,550
		50,591,038
Oil & Gas Producers—4.0%
Basic Energy Services	94,200 [a]	2,435,070
Callon Petroleum	211,200 [a]	2,914,560
Cimarex Energy	96,100	3,786,340
Parker Drilling	277,600 [a]	3,014,736
RPC	122,650	2,022,498
Swift Energy	136,200 [a]	5,536,530
Tidewater	39,000	2,465,190
Trico Marine Services	60,000 [a]	2,322,600
Westar Energy	106,300	2,893,486
		27,391,010
Technology—13.1%
ADTRAN	35,200	895,840
Aeroflex	209,400 [a]	2,939,976
Andrew	193,000 [a]	2,107,560
Anixter International	56,200 [a]	4,023,920
Avid Technology	54,100 [a]	1,798,825
Avocent	127,100 [a]	3,560,071
Brocade Communications Systems	280,400 [a]	2,739,508
Cabot Microelectronics	80,300 [a]	2,580,842
CalAmp	110,000 [a]	916,300
Checkpoint Systems	126,300 [a]	2,777,337
Coherent	107,900 [a]	3,386,981
Cohu	132,500	2,726,850
CTS	118,300	1,547,364
Cymer	37,500 [a]	1,519,125
Eagle Test Systems	92,100 [a]	1,590,567
EMCOR Group	105,800 [a]	6,632,602

12

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
EMS Technologies	91,300 [a]	1,714,614
Emulex	156,600 [a]	3,285,468
Exar	125,500 [a]	1,691,740
Foundry Networks	107,100 [a]	1,619,352
i2 Technologies	97,900 [a]	2,492,534
Informatica	179,700 [a]	2,645,184
Inter-Tel	86,500	2,181,530
Itron	42,700 [a]	2,875,418
Methode Electronics	135,500	2,043,340
Micrel	162,600	2,040,630
MTS Systems	53,300	2,265,783
OmniVision Technologies	132,200 [a,b]	1,787,344
Palm	82,400 [a]	1,390,912
Park Electrochemical	71,200	1,961,560
Radisys	118,200 [a]	1,791,912
SPSS	67,100 [a]	2,459,886
Technitrol	73,900	1,982,737
TIBCO Software	380,900 [a]	3,473,808
Websense	125,400 [a]	3,098,634
Westell Technologies, Cl. A	419,600 [a]	1,111,940
Zygo	173,100 [a]	2,771,331
		88,429,325
Telecommunications—.7%
Cincinnati Bell	381,700 [a]	1,935,219
Consolidated Communications Holdings	133,400	2,653,326
		4,588,545
Utilities—5.0%
Atmos Energy	83,500	2,648,620
Cleco	89,000	2,497,340
El Paso Electric	79,500 [a]	2,098,800
Empire District Electric	121,700	3,005,990
Great Plains Energy	88,800	2,898,432
IDACORP	57,900	1,994,655
New Jersey Resources	62,700	3,366,990
Northwest Natural Gas	53,100	2,698,011
PNM Resources	173,700	5,653,935
Southwest Gas	111,200	4,213,368

	T h e	F u n d 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
WGL Holdings	77,900	2,636,136
		33,712,277
Total Common Stocks
(cost $606,017,184)		669,050,277

Other Investment—1.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,690,000)	6,690,000 [c]	6,690,000

Investment of Cash Collateral
for Securities Loaned—.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $5,875,575)	5,875,575 [c]	5,875,575

Total Investments (cost $618,582,759)	100.7%	681,615,852
Liabilities, Less Cash and Receivables	(.7%)	(4,424,379)
Net Assets	100.0%	677,191,473

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At April 30, 2007, the total market value of the fund’s securities on loan is $5,390,302 and the total market value of the collateral held by the fund is $5,875,575.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	20.7	Utilities	5.0
Technology	13.1	Consumer Staples	4.3
Industrial	9.6	Oil & Gas Producers	4.0
Banks	9.3	Consumer Hard Goods	3.3
Consumer Cyclical	8.7	Money Market Investments	1.9
Materials	7.5	Telecommunications	.7
Information Services	6.6
Health Care	6.0		100.7

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS	AND	LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $5,390,302)—Note 1(b):
Unaffiliated issuers	606,017,184	669,050,277
Affiliated issuers	12,565,575	12,565,575
Cash		1,408,323
Receivable for investment securities sold		11,030,750
Receivable for shares of Capital Stock subscribed		860,708
Dividends and interest receivable		580,502
		695,496,135

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		766,514
Payable for investment securities purchased		10,207,628
Liability for securities on loan—Note 1(b)		5,875,575
Payable for shares of Capital Stock redeemed		1,451,476
Interest payable—Note 2		3,469
		18,304,662

Net Assets ($)		677,191,473

Composition of Net Assets ($):
Paid-in capital		565,797,672
Accumulated undistributed investment income—net		356,653
Accumulated net realized gain (loss) on investments		48,004,055
Accumulated net unrealized appreciation
(depreciation) on investments		63,033,093

Net Assets ($)		677,191,473

T h e F u n d 15

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	298,131,152	23,740,477	47,541,590	285,382,035	22,396,219
Shares Outstanding	12,663,291	1,075,981	2,151,686	11,932,608	968,380

Net Asset Value
Per Share ($)	23.54	22.06	22.10	23.92	23.13

See notes to financial statements.

STATEMENT	OF	OPERATIONS
Six Months Ended	April	30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,811,992
Affiliated issuers	160,378
Income from securities lending	107,810
Total Income	5,080,180
Expenses:
Management fee—Note 3(a)	4,279,878
Distribution and service plan fees—Note 3(b)	829,539
Loan commitment fees—Note 2	7,904
Interest expense—Note 2	3,469
Total Expenses	5,120,790
Less—reduction in management fee
due to undertaking—Note 3(a)	(197,798)
Net Expenses	4,922,992
Investment Income—Net	157,188

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	48,654,857
Net unrealized appreciation (depreciation) on investments	10,346,710
Net Realized and Unrealized Gain (Loss) on Investments	59,001,567
Net Increase in Net Assets Resulting from Operations	59,158,755

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	157,188	1,891,898
Net realized gain (loss) on investments	48,654,857	55,999,337
Net unrealized appreciation
(depreciation) on investments	10,346,710	32,812,607
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,158,755	90,703,842

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(295,948)	—
Class R shares	(905,635)	—
Net realized gain on investments:
Class A shares	(26,485,080)	(12,843,868)
Class B shares	(2,196,873)	(1,056,440)
Class C shares	(4,566,707)	(2,229,215)
Class R shares	(21,525,000)	(6,445,376)
Class T shares	(1,880,874)	(564,643)
Total Dividends	(57,856,117)	(23,139,542)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	47,654,566	144,206,341
Class B shares	487,882	1,203,604
Class C shares	2,442,704	5,105,225
Class R shares	57,137,411	115,322,241
Class T shares	3,720,936	11,607,369
Dividends reinvested:
Class A shares	20,581,392	9,478,238
Class B shares	1,647,028	794,150
Class C shares	2,557,590	1,133,370
Class R shares	16,627,057	5,865,616
Class T shares	1,306,154	383,430
Cost of shares redeemed:
Class A shares	(169,003,000)	(180,883,509)
Class B shares	(3,994,743)	(10,435,316)
Class C shares	(10,618,392)	(23,812,811)
Class R shares	(44,496,739)	(74,542,590)
Class T shares	(4,944,146)	(6,743,465)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(78,894,300)	(1,318,107)
Total Increase (Decrease) in Net Assets	(77,591,662)	66,246,193

Net Assets ($):
Beginning of Period	754,783,135	688,536,942
End of Period	677,191,473	754,783,135
Undistributed investment income—net	356,653	1,401,048

T h e F u n d 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	2,074,772	6,400,684
Shares issued for dividends reinvested	929,226	442,040
Shares redeemed	(7,241,950)	(7,992,439)
Net Increase (Decrease) in Shares Outstanding	(4,237,952)	(1,149,715)

Class B [a]
Shares sold	23,333	57,002
Shares issued for dividends reinvested	79,124	38,942
Shares redeemed	(184,617)	(486,884)
Net Increase (Decrease) in Shares Outstanding	(82,160)	(390,940)

Class C
Shares sold	115,930	242,110
Shares issued for dividends reinvested	122,693	55,481
Shares redeemed	(489,364)	(1,110,520)
Net Increase (Decrease) in Shares Outstanding	(250,741)	(812,929)

Class R
Shares sold	2,440,718	5,041,829
Shares issued for dividends reinvested	739,652	269,834
Shares redeemed	(1,912,375)	(3,257,805)
Net Increase (Decrease) in Shares Outstanding	1,267,995	2,053,858

Class T
Shares sold	165,017	523,179
Shares issued for dividends reinvested	59,973	18,138
Shares redeemed	(219,302)	(302,388)
Net Increase (Decrease) in Shares Outstanding	5,688	238,929

[a] During the period ended April 30, 2007, 46,833 Class B shares representing $1,015,400 were automatically converted to 44,043 Class A shares and during the period ended October 31, 2006, 160,180 Class B shares representing $3,439,563 were automatically converted to 152,135 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	23.55	21.49	20.19	17.43	12.32	12.11
Investment Operations:
Investment income (loss)—net [a]	.00[b]	.06	(.02)	.03	.04	.05
Net realized and unrealized
gain (loss) on investments	1.98	2.70	2.46	3.50	5.07	.25
Total from Investment Operations	1.98	2.76	2.44	3.53	5.11	.30
Distributions:
Dividends from
investment income—net	(.02)	—	—	—	—	(.06)
Dividends from net realized
gain on investments	(1.97)	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(1.99)	(.70)	(1.14)	(.77)	—	(.09)
Net asset value, end of period	23.54	23.55	21.49	20.19	17.43	12.32

Total Return (%) [c]	8.96[d]	13.18	12.29	20.86	41.48	2.47

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75[d]	1.50	1.50	1.50	1.50	1.50
Ratio of net expenses
to average net assets	.72[d]	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.02[d]	.27	(.08)	.16	.27	.33
Portfolio Turnover Rate	38.84[d]	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period
($ x 1,000)	298,131	398,035	387,991	116,828	17,901	8,260

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	22.25	20.50	19.44	16.91	12.04	11.89
Investment Operations:
Investment (loss)—net [a]	(.08)	(.10)	(.18)	(.13)	(.06)	(.06)
Net realized and unrealized
gain (loss) on investments	1.86	2.55	2.38	3.43	4.93	.26
Total from Investment Operations	1.78	2.45	2.20	3.30	4.87	.20
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.02)
Dividends from net realized
gain on investments	(1.97)	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(1.97)	(.70)	(1.14)	(.77)	—	(.05)
Net asset value, end of period	22.06	22.25	20.50	19.44	16.91	12.04

Total Return (%) [b]	8.55[c]	12.28	11.44	20.18	40.45	1.69

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12[c]	2.25	2.25	2.25	2.25	2.25
Ratio of net expenses
to average net assets	1.09[c]	2.25	2.25	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.35)[c]	(.48)	(.86)	(.73)	(.45)	(.44)
Portfolio Turnover Rate	38.84[c]	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period
($ x 1,000)	23,740	25,767	31,755	23,897	19,519	12,804

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

20

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	22.28	20.52	19.46	16.94	12.06	11.90
Investment Operations:
Investment (loss)—net [a]	(.08)	(.10)	(.17)	(.12)	(.06)	(.06)
Net realized and unrealized
gain (loss) on investments	1.87	2.56	2.37	3.41	4.94	.25
Total from Investment Operations	1.79	2.46	2.20	3.29	4.88	.19
Distributions:
Dividends from net realized
gain on investments	(1.97)	(.70)	(1.14)	(.77)	—	(.03)
Net asset value, end of period	22.10	22.28	20.52	19.46	16.94	12.06

Total Return (%) [b]	8.58[c]	12.32	11.49	20.02	40.46	1.61

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12[c]	2.25	2.25	2.25	2.25	2.25
Ratio of net expenses
to average net assets	1.09[c]	2.25	2.25	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.35)[c]	(.48)	(.84)	(.63)	(.45)	(.44)
Portfolio Turnover Rate	38.84[c]	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period
($ x 1,000)	47,542	53,520	65,973	26,828	6,598	4,996

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

T h e F u n d 21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	23.92	21.77	20.39	17.54	12.36	12.17
Investment Operations:
Investment income—net [a]	.03	.12	.04	.10	.08	.08
Net realized and unrealized
gain (loss) on investments	2.02	2.73	2.48	3.52	5.10	.25
Total from Investment Operations	2.05	2.85	2.52	3.62	5.18	.33
Distributions:
Dividends from
investment income—net	(.08)	—	—	—	—	(.11)
Dividends from net realized
gain on investments	(1.97)	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(2.05)	(.70)	(1.14)	(.77)	—	(.14)
Net asset value, end of period	23.92	23.92	21.77	20.39	17.54	12.36

Total Return (%)	9.15[b]	13.43	12.58	21.26	41.91	2.64

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62[b]	1.25	1.25	1.25	1.25	1.25
Ratio of net expenses
to average net assets	.59[b]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	.15[b]	.53	.20	.58	.55	.58
Portfolio Turnover Rate	38.84[b]	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period
($ x 1,000)	285,382	255,151	187,464	15,740	1,998	1,154

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

22

	Six Months Ended April 30, 2007

			Year Ended October 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	23.17	21.21	19.99	17.30	12.25	12.10
Investment Operations:
Investment income (loss)—net [a]	(.02)	.01	(.07)	(.02)	.00[b]	.01
Net realized and unrealized
gain (loss) on investments	1.95	2.65	2.43	3.48	5.05	.25
Total from Investment Operations	1.93	2.66	2.36	3.46	5.05	.26
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.08)
Dividends from net realized
gain on investments	(1.97)	(.70)	(1.14)	(.77)	—	(.03)
Total Distributions	(1.97)	(.70)	(1.14)	(.77)	—	(.11)
Net asset value, end of period	23.13	23.17	21.21	19.99	17.30	12.25

Total Return (%) [c]	8.87[d]	12.88	12.00	20.61	41.22	2.09

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87[d]	1.75	1.75	1.75	1.75	1.75
Ratio of net expenses
to average net assets	.84[d]	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income
(loss) to average net assets	(.10)[d]	.03	(.32)	(.12)	.00[e]	.05
Portfolio Turnover Rate	38.84[d]	89.62	100.57	136.35	147.81	95.03

Net Assets, end of period
($ x 1,000)	22,396	22,310	15,353	3,282	795	225

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Amount represents less than .01%.
See notes to financial statements.

T h e F u n d 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series,including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividends reinvestment and permitted exchanges of Class B shares. Class R shares are sold primarily to bank trust departments and other financial service providers

24

(including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and

T h e F u n d 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the funds policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is

26

fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as

T h e F u n d 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were as follows: ordinary income $17,604,191 and long-term capital gains $5,535,351.The tax character of the current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2007, was approximately $120,900, with a related weighted average annualized interest rate of 5.79% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and

28

expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed from February 1, 2007 through April 4, 2008 to waive receipt of a portion of the fund’s management fee, in the amount of .12% of the value of the fund’s average daily net assets.The reduction in management fee pursuant to the undertaking, amounted to $197,798 during the period ended April 30, 2007.

T h e F u n d 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2007, the Distributor retained $2,474 and $116 from commissions earned on sales of fund’s Class A and Class T shares, respectively, and $26,225 and $4,779 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2007, Class A, Class B, Class C and Class T shares were charged $397,821, $92,012, $190,054 and $27,815, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $30,671, $63,351 and $27,815, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

30

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $698,465, Rule 12b-1 distribution plan fees $110,981, shareholder services plan fees $19,482 and custody fees $4,576, which are offset against an expense reimbursement currently in effect in the amount of $66,990.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $265,812,017 and $394,063,303, respectively.

At April 30, 2007, accumulated net unrealized appreciation on investments was $63,033,093, consisting of $84,713,614 gross unrealized appreciation and $21,680,521 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

T h e F u n d 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of small-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one- and two-year periods ended November 30, 2006, below the Performance Group and above the Performance Universe medians for the three-year period ended November 30, 2006, and at or above the Performance Group and Performance Universe medians for the four- and five-year periods ended November 30, 2006.The Manager also provided a comparison of the fund’s total return to the returns of the fund’s benchmark index for each calendar year since the fund’s inception.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund was the only fund in the Expense Group with a “unitary fee” structure and that the fund’s expense ratio was above the Expense Group and Expense Universe medians. Representatives of the Manager and the Board members discussed that the Manager would agree to waive a portion of its management fee in the amount of 0.12% of the value of the fund’s average daily net assets until April 4, 2008 (representing 9.6% of the fund’s contractual management fee).

T h e F u n d 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Funds and Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant cir-

34

cumstances for the fund, including that, effective January 9, 2006, the fund had closed to new investors, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  While the Board noted that the fund’s longer-term performance was above the Performance Group and Performance Universe medians, it was concerned with the fund’s one- and two-year performance.
  The Board determined to continue to closely monitor performance and to renew the Management Agreement only for a six-month period, through October 4, 2007.

T h e F u n d 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through October 4, 2007.

36

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Strategic
Income Fund

SEMIANNUAL REPORT April 30, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUN D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Financial Futures
15	Statement of Options Written
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
23	Notes to Financial Statements
FOR MORE INFORMATIO N

Back Cover

The Fund

Dreyfus Premier
Strategic Income Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Strategic Income Fund, covering the six-month period from November

1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending. Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks.We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Kent Wosepka, Portfolio Manager

How did Dreyfus Premier Strategic Income Fund perform
relative to its benchmark?

For the six-month period ended April 30, 2007, the fund’s Class A shares achieved a 4.20% total return and distributed aggregate income dividends of $0.39 per share, Class C shares achieved a 3.81% total return and distributed aggregate income dividends of $0.37 per share and Class R shares achieved a 4.33% total return and distributed aggregate income dividends of $0.40 per share.1 Please note that effective June 1, 2007, Class R shares were renamed Class I shares.The fund’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”), produced a total return of 2.64% for the same period.2

Fixed-income securities fared relatively well in an environment of stable short-term interest rates and slowing economic growth. The fund produced higher returns than its benchmark, mainly due to strong contributions from high yield bonds and credit default swaps on sub-prime mortgages.

What is the fund’s investment approach?

The fund seeks high current income as its primary goal and capital appreciation as a secondary goal. To pursue these goals, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors affected the fund’s performance?

Generally low market volatility helped support bond prices during the reporting period, as investors grew increasingly confident that the Federal Reserve Board (the “Fed”) would keep the overnight federal funds rate unchanged at 5.25% over the foreseeable future. Faced with slowing economic growth and stubbornly high inflationary pressures, the Fed is attempting to keep the U.S. economy growing without stimulating a reacceleration of inflation by cutting interest rates or risking a recession by raising them.Although the low-volatility market environment was interrupted in late February and early March by turmoil in the U.S. sub-prime mortgage sector, the market subsequently regained its footing, and bond prices ended the reporting period little changed from where they began.

As a result, the majority of the fund’s returns were derived from current income, which proved to be particularly strong from high yield bonds.To help mitigate the risks that lower-rated bonds typically entail, we focused primarily on high yield securities with maturities in the one- to two-year range, which tend to be less sensitive to changes in perceived credit quality and interest rates.We found such opportunities from issuers that we believed exhibited improving credit characteristics, including gaming companies and the financing arms of major automobile manufacturers.

The fund also benefited from investment-grade corporate bonds, where we attempted to avoid issuers that we regarded as susceptible to leveraged buyouts. Instead, we emphasized regulated industries, such as utilities and real estate investment trusts, and we favored shorter-maturity bonds, which may be tendered by their issuers to improve cash flow in the event of a leveraged buyout.

Although reports of rising delinquencies among sub-prime mortgage holders roiled the financial markets in the first quarter of 2007, we had prepared the fund for weakness in the sector by purchasing credit default swaps on baskets of sub-prime mortgage-backed securities and individual securities backed by sub-prime home equity loans. These positions effectively enabled the fund to profit from sharp declines in the value of the underlying securities.

Detractors from the fund’s performance were relatively mild during the reporting period. A tactical position in Treasury Inflation Protected Securities (TIPS) lost value when energy prices fell and expectations of

4

higher inflation proved to be unfounded.Emerging-markets securities also lagged the averages slightly.Although the fund’s slightly longer-than-average duration posture detracted from relative performance, any duration-related weakness was more than offset by our yield-curve strategy, which emphasized intermediate-term bonds and de-emphasized bonds at the longer end of the maturity range.We employed derivative instruments to help us establish the fund’s duration and yield-curve positions.

What is the fund’s current strategy?

Recently mixed economic and inflation data suggest that the Fed is likely to remain on hold for some time, and we expect yields of 10-year U.S. Treasury securities to trade in a relatively narrow range.We therefore have maintained our emphasis on income-oriented securities, including high yield bonds and investment-grade credits from issuers that we regard as unlikely leveraged buyout targets. We have maintained relatively light exposure to mortgage-backed securities, which we believe are richly valued. However, we have begun to increase the fund’s exposure to emerging-markets securities, such as Brazil and Mexico, where yields and interest-rate trends appear attractive to us.

June 1, 2007

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
October 31, 2007, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

T h e F u n d 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Income Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30,		2007
	Class A		Class C	Class R

Expenses paid per $1,000 †	$ 5.57		$ 9.35	$ 4.31
Ending value (after expenses)	$1,042.00		$1,038.10	$1,043.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class C	Class R

Expenses paid per $1,000 †	$ 5.51	$ 9.25	$ 4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85% Class R;
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

		Coupon	Maturity	Principal
Bonds and Notes—86.5%		Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables—4.6%
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. D		6.89	5/15/13	625,000 [a]	630,521
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D		7.12	2/15/13	250,000 [a]	257,178
USAA Auto Owner Trust,
Ser. 2004-2, Cl. A4		3.58	2/15/11	64,616	64,101
					951,800
Asset-Backed Ctfs./
Home Equity Loans—1.5%
Aames Mortgage Investment Trust,
Ser. 2005-4, Cl. B1		8.07	10/25/35	225,000 [b]	196,622
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B		5.83	11/25/36	70,000 [b]	70,534
Renaissance Home Equity Loan
Trust, Ser. 2005-2, Cl. M9		6.64	8/25/35	40,000 [b]	32,729
					299,885
Automotive, Trucks & Parts—.2%
Goodyear Tire & Rubber,
Sr. Notes		9.14	12/1/09	35,000 [a,b]	35,525
Banks—16.9%
ABN Amro Bank,
Sr. Notes	TRY	20.00	1/9/08	725,000 [c]	532,340
Capital One Financial,
Sr. Unsub. Notes		5.62	9/10/09	225,000 [b]	225,706
Chevy Chase Bank,
Sub. Notes		6.88	12/1/13	115,000	121,325
Colonial Bank N.A./
Montgomery, AL, Sub. Notes		8.00	3/15/09	200,000	208,834
Deutsche Bank,
Sr. Unsub. Notes	ISK	12.50	1/18/08	12,000,000 [c]	185,891
Glitnir Banki,
Unscd. Bonds		7.45	9/14/49	225,000 [a,b]	243,348
ICICI Bank,
Bonds		5.90	1/12/10	100,000 [a,b]	100,459
Islandsbanki,
Notes		5.52	10/15/08	100,000 [a,b]	99,888

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
KFW,
Govt. Gtd. Notes	TRY	19.00	1/29/08	725,000 [c]	538,237
Oester Knotrollk,
Govt. Gtd. Notes	TRY	19.50	11/9/07	724,000 [c]	530,597
Sovereign Bancorp,
Sr. Unscd. Notes		5.58	3/23/10	160,000 [b]	160,068
SunTrust Preferred Capital I,
Bank Gtd. Notes		5.85	12/31/49	35,000 [b]	35,608
USB Capital IX,
Gtd. Notes		6.19	4/15/49	450,000 [b]	462,460
					3,444,761
Building & Construction—.6%
D.R. Horton,
Sr. Unsub. Notes		6.00	4/15/11	80,000	79,685
Masco,
Sr. Unscd. Notes		5.66	3/12/10	45,000 [b]	45,118
					124,803
Commercial Mortgage
Pass-Through Ctfs.—2.7%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A		5.68	4/25/34	62,150 [a,b]	62,199
Bayview Commercial Asset Trust,
Ser. 2006-3A, Cl. B3		7.92	10/25/36	453,814 [a,b]	428,854
SBA CMBS Trust,
Ser. 2006-1A, Cl. D		5.85	11/15/36	65,000 [a]	65,206
					556,259
Diversified Financial
Services—9.7%
Ameriprise Financial,
Jr. Sub. Notes		7.52	6/1/66	215,000 [b]	233,732
FCE Bank,
Notes	EUR	4.91	9/30/09	95,000 [b,c]	127,248
Ford Motor Credit,
Notes		5.63	10/1/08	230,000	226,463
Ford Motor Credit,
Unscd. Notes		6.18	9/28/07	350,000 [b]	349,999
Glencore Funding,
Gtd. Notes		6.00	4/15/14	45,000 [a]	45,000

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	115,000	115,862
Residential Capital,
Gtd. Notes	6.66	11/21/08	175,000 [b]	175,445
Residential Capital,
Gtd. Notes	7.19	4/17/09	340,000 [a,b]	338,585
SLM,
Notes, Ser. A	4.50	7/26/10	100,000	95,449
St. George Funding,
Bonds	8.49	12/29/49	225,000 [a,b]	235,137
UCI Holdco,
Sr. Notes	12.35	12/15/13	51,000 [a,b]	52,275
				1,995,195
Electric Utilities—2.6%
AES,
Sr. Unsub. Notes	8.88	2/15/11	105,000	113,925
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	35,000	36,810
TXU Electric Delivery,
Bonds	5.73	9/16/08	145,000 [a,b]	145,050
TXU,
Sr. Notes, Ser. O	4.80	11/15/09	235,000	232,416
				528,201
Environmental Control—.7%
Allied Waste North America,
Scd. Notes, Ser. B	5.75	2/15/11	50,000	49,375
Allied Waste North America,
Scd. Notes	6.38	4/15/11	35,000	35,263
Oakmont Asset Trust,
Notes	4.51	12/22/08	60,000 [a]	58,913
				143,551
Food & Beverages—.7%
Stater Brothers Holdings,
Sr. Notes	7.75	4/15/15	25,000 [a]	25,812
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	115,000	119,025
				144,837

T h e F u n d 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental—8.0%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub.
Notes		5.17	6/16/08	210,000 [b]	208,687
Federal Republic of Brazil,
Unscd. Bonds	BRL	12.50	1/5/16	1,010,000 [c]	590,118
Mexican Bonos,
Bonds	MXN	9.00	12/22/11	3,150,000 [c]	303,013
Republic of Argentina,
Bonds		5.48	8/3/12	750,000 [b]	545,813
					1,647,631
Health Care—3.3%
HCA,
Sr. Unscd. Notes		7.88	2/1/11	145,000	149,534
HCA,
Sr. Unscd. Notes		8.75	9/1/10	220,000	233,475
Medco Health Solutions,
Sr. Unscd. Notes		7.25	8/15/13	160,000	173,366
Tenet Healthcare,
Sr. Notes		6.38	12/1/11	125,000	118,125
					674,500
Lodging & Entertainment—2.1%
Cinemark,
Sr. Discount Notes		9.75	3/15/14	15,000 [d]	13,875
Harrah’s Operating,
Gtd. Notes		7.13	6/1/07	65,000	65,083
MGM Mirage,
Gtd. Notes		8.38	2/1/11	115,000	122,619
MGM Mirage,
Gtd. Notes		8.50	9/15/10	35,000	37,712
Mohegan Tribal Gaming Authority,
Sr. Unscd. Notes		6.13	2/15/13	120,000	118,200
Speedway Motorsports,
Sr. Sub. Notes		6.75	6/1/13	75,000	75,187
					432,676
Machinery—.9%
Case New Holland,
Gtd. Notes		7.13	3/1/14	65,000	68,575
Terex,
Gtd. Notes		7.38	1/15/14	115,000	120,750
					189,325

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media—1.8%
Comcast,
Gtd. Notes	5.66	7/14/09	225,000 [b]	225,460
Cox Communications,
Notes	7.13	10/1/12	55,000	59,464
Time Warner,
Gtd. Notes	5.59	11/13/09	85,000 [b]	85,199
				370,123
Packaging & Containers—.6%
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	115,000	120,175
Property & Casualty
Insurance—1.7%
Leucadia National,
Sr. Notes	7.13	3/15/17	340,000 [a]	340,000
Real Estate Investment Trusts—.3%
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000	49,964
Host Hotels & Resorts,
Scd. Notes	6.88	11/1/14	20,000	20,575
				70,539
Residential Mortgage
Pass-Through Ctfs.—2.4%
Countrywide Asset-Backed
Certificates, Ser. 2007-4,
Cl. M8	7.20	9/25/37	250,000	207,490
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25, Cl. 4A2	6.17	9/25/36	126,850 [b]	128,412
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	100,000 [b]	101,153
New Century Alternative Mortgage
Loan Trust, Ser. 2006-ALT2,
Cl. AF6A	5.89	10/25/36	60,000 [b]	60,480
				497,535
Retail—.6%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	50,000	50,991
Federated Retail Holding,
Gtd. Bonds	5.35	3/15/12	80,000	80,045
				131,036

T h e F u n d 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

State/Territory Gen Oblg—2.1%
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.43	6/1/34	440,000 [b]	439,960
Telecommunications—6.1%
America Movil,
Gtd. Notes	5.45	6/27/08	15,000 [a,b]	15,019
Intelsat,
Sr. Unscd. Notes	5.25	11/1/08	155,000	152,869
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	110,000	126,454
Nextel Partners,
Gtd. Notes	8.13	7/1/11	140,000	146,086
Nordic Telephone Holdings,
Scd. Bonds	8.88	5/1/16	75,000 [a]	81,000
Qwest,
Sr. Notes	8.60	6/15/13	210,000 [b]	230,737
Sprint Capital,
Gtd. Notes	8.75	3/15/32	95,000	112,426
Time Warner Cable,
Sr. Unscd. Notes	5.85	5/1/17	190,000 [a]	191,500
Windstream,
Gtd. Notes	8.13	8/1/13	170,000	185,300
				1,241,391
U.S. Government Securities—16.4%
U.S. Treasury Inflation Protected Securities:
2.38%, 4/15/11			410,028 [e]	415,931
3.63%, 1/15/08			2,896,620 [e]	2,934,495
				3,350,426
Total Bonds and Notes
(cost $17,386,603)				17,730,134

Preferred Stocks—3.8%			Shares	Value ($)

Diversified Financial Services—2.5%
AES Trust VII,
Conv., Cum. $3.00			10,000	506,250

12

Preferred Stocks (continued)		Shares	Value ($)

Financial—.8%
Ford Motor Capital Trust II, Conv., Cum. $3.25		4,600	164,680
Oil & Gas—.5%
Freeport-Mcmoran C&G, Conv., $9.225		900	97,686
Total Preferred Stocks
(cost $760,810)			768,616

		Face Amount
		Covered by
Options—2.5%		Contracts ($)	Value ($)

Call Options—2.5%
3-Month Floor USD Libor-BBA
Interest Rate, October 2009 @ 4		4,560,000	7,430
3-Month USD Libor-BBA, Swaption		3,410,000	151,800
3-Month USD Libor-BBA, Swaption		7,590,000	338,681
Dow Jones CDX.X07, June 2007 @ 145		940,000	3,792
Dow Jones CDX.IG8, September 2007 @ .400		3,700,000	8,091
			509,794
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75		9,000,000	0
Total Options
(cost $518,436)			509,794

		Principal
Short-Term Investments—2.9%		Amount ($)	Value ($)

Corporate Notes—2.6%
Egyptian Treasury Bills
8.20%, 6/26/07	EGP	1,592,090 [a,c,f]	276,808
Egyptian Treasury Bills
8.20%, 7/19/07		260,000 [a,f]	261,271
			538,079
U.S. Treasury Bills—.3%
4.97%, 6/7/07		55,000 [g]	54,734
Total Short-Term Investments
(cost $590,745)			592,813

T h e F u n d 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $474,000)	474,000 [h]	474,000

Total Investments (cost $19,730,594)	98.0%	20,075,357

Cash and Receivables (Net)	2.0%	404,697

Net Assets	100.0%	20,480,054

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $3,989,548 or 19.5% of net assets.
[b] Variable rate security—interest rate subject to periodic change.
[c] Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EGP—Egyptian Pound
EUR—Euro
ISK—Icelandic Krona
MXN—Mexican Peso
TRY—Turkish Lira
[d] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Credit Linked Notes.
[g] All or partially held by a broker as collateral for open financial futures positions.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)			Value (%)

Corporate Bonds	48.8	Preferred Stocks	3.8
U.S. Government & Agencies	16.4	Options	2.5
Asset/Mortgage-Backed	11.2	State/Government
Foreign/Governmental	8.0	General Obligations	2.1
Short-Term/Money Market Investment	5.2		98.0

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF FINANCIAL	FUTURES
April 30, 2007 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2007 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	9	952,453	June 2007	4,059
U.S. Treasury 10 Year Notes	29	3,141,516	June 2007	5,233
Financial Futures Short
Euro-Bobl	7	(1,029,968)	June 2007	11,074
				20,366

See notes to financial statements.

STATEMENT OF OPTIONS	WRITTEN
April 30, 2007 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options
Dow Jones CDX.IG8
September 2007 @ .359
(Premiums received $6,216)	7,400,000	(7,767)

See notes to financial statements.

T h e F u n d 15

STATEMENT OF ASSETS	AND	LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	19,256,594	19,601,357
Affiliated issuers	474,000	474,000
Cash		438,260
Cash denominated in foreign currencies	28,554	29,294
Dividends and interest receivable		336,279
Unrealized appreciation on swap contracts—Note 4		291,753
Swaps premium paid—Note 4		138,347
Receivable for investment securities sold		96,800
Receivable from broker for swap transactions—Note 4		91,538
Receivable for shares of Common Stock subscribed		74,000
Unrealized appreciation on forward currency exchange contracts—Note 4		15,902
Receivable for futures variation margin—Note 4		14,285
Prepaid expenses		21,298
		21,623,113

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		15,120
Payable for investment securities purchased		765,436
Unrealized depreciation on swap contracts—Note 4		232,414
Unrealized depreciation on forward currency exchange contracts—Note 4		64,112
Payable to broker for swap transactions—Note 4		12,442
Outstanding options written, at value (premiums
received $6,216)—See Statement of Options Written		7,767
Accrued expenses		45,768
		1,143,059

Net Assets ($)		20,480,054

Composition of Net Assets ($):
Paid-in capital		19,878,296
Accumulated undistributed investment income—net		26,100
Accumulated net realized gain (loss) on investments		202,631
Accumulated net unrealized appreciation (depreciation) on investments, options, swap transactions and foreign currency transactions
(including $20,366 net unrealized appreciation on financial futures)		373,027

Net Assets ($)		20,480,054

Net Asset Value Per Share
	Class A	Class C	Class R

Net Assets ($)	18,744,016	916,168	819,870
Shares Outstanding	1,445,064	70,840	63,151

Net Asset Value Per Share ($)	12.97	12.93	12.98

See notes to financial statements.

16

STATEMENT	OF	OPERATIONS
Six Months Ended	April	30, 2007 (Unaudited)

Investment Income ($):
Income:
Interest	583,599
Dividends:
Unaffiliated issuers	3,738
Affiliated issuers	14,415
Total Income	601,752
Expenses:
Management fee—Note 3(a)	54,024
Professional fees	55,386
Registration fees	32,980
Shareholder servicing costs—Note 3(d)	21,811
Custodian fees—Note 3(d)	15,209
Prospectus and shareholders’ reports	4,110
Distribution fees—Note 3(c)	3,274
Trustees’ fees and expenses—Note 3(b)	384
Miscellaneous	11,682
Total Expenses	198,860
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(97,884)
Net Expenses	100,976
Investment Income—Net	500,776

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transations	151,439
Net realized gain (loss) on forward currency exchange contracts	(133,042)
Net realized gain (loss) on financial futures	530
Net realized gain (loss) on options transactions	14,021
Net realized gain (loss) on swaps transactions	194,220
Net Realized Gain (Loss)	227,168
Net unrealized appreciation (depreciation) on investments, option transactions, swap transactions and foreign currency transactions (including
$24,221 net unrealized appreciation on financial futures)	22,582
Net Realized and Unrealized Gain (Loss) on Investments	249,750
Net Increase in Net Assets Resulting from Operations	750,526

See notes to financial statements.

T h e F u n d 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006 [a]

Operations ($):
Investment income—net	500,776	222,033
Net realized gain (loss) on investments	227,168	147,430
Net unrealized appreciation
(depreciation) on investments	22,582	350,445
Net Increase (Decrease) in Net Assets
Resulting from Operations	750,526	719,908

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(494,782)	(147,071)
Class C shares	(25,206)	(6,922)
Class R shares	(24,584)	(8,551)
Net realized gain on investments:
Class A shares	(146,253)	—
Class C shares	(8,014)	—
Class R shares	(7,293)	—
Total Dividends	(706,132)	(162,544)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,810,376	14,843,087
Class C shares	63,255	812,027
Class R shares	—	750,000
Dividends reinvested:
Class A shares	624,859	146,081
Class C shares	31,192	6,834
Class R shares	31,877	8,551
Cost of shares redeemed:
Class A shares	(186,337)	(39,451)
Class C shares	(24,055)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,351,167	16,527,129
Total Increase (Decrease) in Net Assets	3,395,561	17,084,493

Net Assets ($):
Beginning of Period	17,084,493	—
End of Period	20,480,054	17,084,493
Undistributed investment income—net	26,100	69,896
18

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006 [a]

Capital Share Transactions:
Class A
Shares sold	217,805	1,184,668
Shares issued for dividends reinvested	48,651	11,443
Shares redeemed	(14,444)	(3,059)
Net Increase (Decrease) in Shares Outstanding	252,012	1,193,052

Class C
Shares sold	4,907	64,833
Shares issued for dividends reinvested	2,431	535
Shares redeemed	(1,866)	—
Net Increase (Decrease) in Shares Outstanding	5,472	65,368

Class R
Shares sold	—	60,000
Shares issued for dividends reinvested	2,481	670
Net Increase (Decrease) in Shares Outstanding	2,481	60,670

[a] From July 11, 2006 ( commencement of operations) to October 31, 2006.
See notes to financial statements.

T h e F u n d 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2007	Year Ended
Class A Shares	(Unaudited)	October 31, 2006 [a]

Per Share Data ($):
Net asset value, beginning of period	12.95	12.50
Investment Operations:
Investment income—net [b]	.36	.18
Net realized and unrealized
gain (loss) on investments	.17	.40
Total from Investment Operations	.53	.58
Distributions:
Dividends from investment income—net	(.39)	(.13)
Dividends from net realized gain on investments	(.12)	—
Total Distributions	(.51)	(.13)
Net asset value, end of period	12.97	12.95

Total Return (%) [c,d]	4.20	4.69

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [e]	2.21	2.75[f]
Ratio of net expenses to average net assets [e]	1.10	1.05
Ratio of net investment income
to average net assets [e]	5.59	4.62
Portfolio Turnover Rate [c,g]	183.43	279.33

Net Assets, end of period ($ x 1,000)	18,744	15,452

[a]	From July 11, 2006 ( commencement of operations) to October 31, 2006.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Exclusive of sales charge.
[e] Annualized.
[f]	The fund’s expenses ratio net of earnings credits for Class A was 2.71%.
[g]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended April 30, 2007 and
	October 31, 2006 were 176.37% and 271.65%, respectively.
See notes to financial statements.

20

	Six Months Ended
	April 30, 2007	Year Ended
Class C Shares	(Unaudited)	October 31, 2006 [a]

Per Share Data ($):
Net asset value, beginning of period	12.94	12.50
Investment Operations:
Investment income—net [b]	.31	.15
Net realized and unrealized
gain (loss) on investments	.17	.40
Total from Investment Operations	.48	.55
Distributions:
Dividends from investment income—net	(.37)	(.11)
Dividends from net realized gain on investments	(.12)	—
Total Distributions	(.49)	(.11)
Net asset value, end of period	12.93	12.94

Total Return (%) [c,d]	3.81	4.44

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [e]	2.98	3.52[f]
Ratio of net expenses to average net assets [e]	1.85	1.80
Ratio of net investment income
to average net assets [e]	4.80	3.87
Portfolio Turnover Rate [c,g]	183.43	279.33

Net Assets, end of period ($ x 1,000)	916	846

[a]	From July 11, 2006 ( commencement of operations) to October 31, 2006.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Exclusive of sales charge.
[e] Annualized.
[f]	The fund’s expenses ratio net of earnings credits for Class C was 3.47%.
[g]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended April 30, 2007 and
	October 31, 2006 were 176.37% and 271.65%, respectively.
See notes to financial statements.

T h e F u n d 21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2007	Year Ended
Class R Shares	(Unaudited)	October 31, 2006 [a]

Per Share Data ($):
Net asset value, beginning of period	12.95	12.50
Investment Operations:
Investment income—net [b]	.37	.19
Net realized and unrealized
gain (loss) on investments	.18	.40
Total from Investment Operations	.55	.59
Distributions:
Dividends from investment income—net	(.40)	(.14)
Dividends from net realized gain on investments	(.12)	—
Total Distributions	(.52)	(.14)
Net asset value, end of period	12.98	12.95

Total Return (%) [c,d]	4.33	4.76

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [e]	1.96	2.51[f]
Ratio of net expenses to average net assets [e]	.85	.81
Ratio of net investment income
to average net assets [e]	5.79	4.87
Portfolio Turnover Rate [c,g]	183.43	279.33

Net Assets, end of period ($ x 1,000)	820	786

[a]	From July 11, 2006 ( commencement of operations) to October 31, 2006.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Exclusive of sales charge.
[e] Annualized.
[f]	The fund’s expenses ratio net of earnings credits for Class R was 2.47%.
[g]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended April 30, 2007 and
	October 31, 2006 were 176.37% and 271.65%, respectively.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to seek high current income as its primary goal and capital appreciation as its secondary goal. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 300 million shares of $.001 par value Capital Stock. The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class R (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder service fee. Class A shares sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold primarily to bank trust departments and other financial service providers (including

T h e F u n d 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or loses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2007, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 1,135,496, 62,885 and 63,151 of the outstanding Class A, Class C and Class R shares of the fund, respectively.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by

24

the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments in registered investment companies are valued at their net asset value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

T h e F u n d 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to

26

fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 30, 2007, the Board of Trustees declared a cash dividend of $.081, $.073 and $.083 per share from undistributed investment income-net for Class A, Class C and Class R, respectively, payable on May 1, 2007 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2007.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

T h e F u n d 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006, were as follows: ordinary income $162,544.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $1 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under either line of credit.

NOTE 3—Investment Management Fee and Other Transactions
with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or

28

assume certain expenses of the fund, until October 31, 2007, so the expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution fees, shareholder services fees and extraordinary expenses, do not exceed an annual rate of .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $97,884 during the period ended April 30, 2007.

(b) Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable by certain other series of the company to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average

T h e F u n d 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

daily net assets of Class C shares. During the period ended April 30, 2007, Class C shares were charged $3,274, pursuant to the Plan.

Under its terms, the plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not “ interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor for the provision of certain services to the holders of their shares at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares. During the period ended April 30, 2007, Class A and Class C shares were charged $20,425 and $1,091, respectively, pursuant to the Shareholder Services Plan. Other amounts included in shareholder servicing costs relate to transfer agent charges.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $229 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2007, the fund was charged $15,209 pursuant to the custody agreement.

During the period ended April 30, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $9,658, Rule 12b-1 distribution plan fees $561, service plan fees $3,857, custody fees $9,098, chief compliance officer fees $3,407 and transfer agency per account fees $52 which are offset against an expense reimbursement currently in effect in the amount of $11,513.

30

(e) The Comapny and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use collateral received in connection with lending the fund’s securities to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures, options transactions and swap transactions during the period ended April 30, 2007, amounted to $35,521,436 and $36,504,790, respectively, of which $1,368,352 in purchases and $1,140,322 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2007, are set forth in the Statement of Financial Futures.

T h e F u n d 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following table summarizes the fund’s call/put options written during the period ended April 30, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
October 31, 2006	—	—
Contracts written	13,800,000	21,810
Contracts terminated:
Closed	4,000,000	8,153	6,091	2,062
Expired	2,400,000	7,441		7,441
Total contracts
terminated	6,400,000	15,594	6,091	9,503
Contracts outstanding
April 30, 2007	7,400,000	6,216

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on

32

its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Buys:
Euro
Expiring 06/20/2007	93,835	124,895	128,348	3,453
Icelandic Krona,
Expiring 06/20/2007	12,920,000	189,356	201,805	12,449
Sells:		Proceeds ($)
Euro,
Expiring 06/20/2007	231,744	309,731	316,980	(7,249)
Icelandic Krona,
Expiring 06/20/2007	8,600,000	124,895	134,329	(9,434)
Turkish Lira,
Expiring 11/09/2007	2,025,000	1,339,367	1,386,796	(47,429)
Total				(48,210)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

T h e F u n d 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount.The following summarizes interest rate swaps entered into by the fund at April 30, 2007:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

34,300,000	CZK-3 MONTH
	PRIBOR	Merrill Lynch	3.02	2/14/2009	(4,426)
1,865,000	EUR-6 MONTH	J.P. Morgan
	EURIBOR	Chase Bank	(4.21)	2/1/2009	4,945
111,605,000	JPY-6 MONTH
	YENIBOR	Merrill Lynch	1.35	1/19/2012	2,636
518,000,000	JPY-6 MONTH
	YENIBOR	Merrill Lynch	.92	7/19/2008	6,320
17,056,000	SEK-3 MONTH	J.P. Morgan
	STIBOR	Chase Bank	3.75	12/4/2008	11,998
5,460,000	USD-3 MONTH	J.P. Morgan
	LIBOR BBA	Chase Bank	5.44	8/3/2011	98,348
440,000	USD-3 MONTH
	LIBOR BBA	UBS	5.42	2/8/2037	1,830
1,400,000	USD-3 MONTH
	LIBOR BBA	UBS	5.29	2/8/2017	12,788
Total					134,440

Credit default swaps involve commitments to pay or receive a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credits protection on the underlying instrument.

34

The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swap agreements at April 30, 2007:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

90,000	ABX HE 2006-	J.P. Morgan
	2 Index	Chase Bank	1.33	5/25/2046	2,414
770,000	ABX HE BBB	J.P. Morgan
	2006-2 Index	Chase Bank	1.33	5/25/2046	(100,428)
1,050,000	AT&T, 5.1%,	Goldman
	9/15/2014	Sachs & Co.	(.49)	3/20/2017	(5,405)
320,000	Avon Products,
	7.15%,	J.P. Morgan
	11/15/2009	Chase Bank	(.44)	3/20/2017	(2,558)
210,000	Avon Products,	J.P. Morgan
	7.15%,
	11/15/2009	Chase Bank	(.48)	3/20/2017	(2,339)
510,000	Avon Products,
	7.15%,	J.P. Morgan
	11/15/2009	Chase Bank	(.49)	3/20/2017	(5,915)
260,000	CDX IG7 3-5%
	10yr. Index	UBS	5.88	12/20/2016	(14,428)
260,000	CDX IG7 3-5%
	10yr. Index	Barclays	5.90	12/20/2016	(14,082)
520,000	CDX IG7 3-5%
	7yr. Index	UBS	(2.65)	12/20/2013	19,552
520,000	CDX IG7 3-5%
	7yr. Index	Barclays	(2.60)	12/20/2013	20,718
90,000	Century Tel,
	7.875%,	J.P. Morgan
	8/15/2012	Chase Bank	(1.31)	3/20/2017	(1,894)
90,000	CSMC 2006-C5 J
	5.96%,	J.P. Morgan
	12/15/2039	Chase Bank	(.84)	12/15/2039	7,422
460,000	Dow Jones
	CDX.EM.6 Index	UBS	1.40	12/20/2011	7,620
570,000	Dow Jones
	CDX.EM.6 Index	UBS	1.40	12/20/2011	7,667
1,370,000	Dow Jones
	CDX.NA.IG.7	J.P. Morgan
	Index	Chase Bank	(1.10)	12/20/2016	19,610
2,740,000	Dow Jones
	CDX.NA.IG.7	J.P. Morgan
	Index	Chase Bank	.51	12/20/2016	(16,752)
520,000	Ford, 7.45%,	J.P. Morgan
	7/16/2031	Chase Bank	4.50	3/20/2012	(17,317)

T h e F u n d 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

90,000	Freeport-McMoran
	C & G, 10.125%,
	2/1/2010	Merrill Lynch	.92	6/20/2010	396
520,000	General Motors,
	7.125%,	J.P. Morgan
	7/15/2013	Chase Bank	(3.30)	3/20/2012	16,920
250,000	Home Depot,
	3.75%,	J.P. Morgan
	9/15/2009	Chase Bank	(.56)	3/20/2017	(2,237)
900,000	Kaupthing Bank,
	5.52%,	J.P. Morgan
	12/1/2009	Chase Bank	.57	9/20/2007	2,260
1,020,000	Kimberly Clark,
	6.875%,	J.P. Morgan
	2/15/2014	Chase Bank	(.30)	12/20/2016	(2,670)
386,000	Kimberly Clark,
	6.875%,	J.P. Morgan
	2/15/2014	Chase Bank	(.19)	12/20/2011	(1,107)
100,000	Kimberly Clark,
	6.875%,	J.P. Morgan
	2/15/2014	Chase Bank	(.37)	12/20/2016	(803)
200,000	Kimberly Clark,
	6.875%,	Morgan
	2/15/2014	Stanley	(.37)	12/20/2016	(1,606)
300,000	Kimberly Clark,
	6.875%,	J.P. Morgan
	2/15/2014	Chase Bank	(.37)	12/20/2016	(2,409)
280,000	Kraft Foods,
	5.625%,	Goldman
	11/1/2011	Sachs & Co.	(.53)	6/20/2017	273
270,000	Kraft Foods,
	5.625%,
	11/1/2011	Barclays	(.57)	6/20/2017	243
180,000	Morgan Stanley,	J.P. Morgan
	6.6%, 4/1/2012	Chase Bank	(.49)	3/20/2017	(1,350)
460,000	Republic of
	Venezuela, 9.25,
	9/15/2027	UBS	(2.33)	11/20/2016	(6,408)
380,000	Republic of
	Venezuela, 9.25,
	9/15/2027	UBS	(2.33)	1/20/2017	(2,771)
190,000	Republic of
	Venezuela, 9.25,
	9/15/2027	UBS	(2.53)	1/20/2017	(4,143)
260,000	Structured Index	Morgan
		Stanley	1.62	6/20/2016	(9,127)
1,105,000	Structured Model	J.P. Morgan
	Portfolio 0-3%	Chase Bank	-	9/20/2013	46,963
20,000	Structured Model
	Portfolio 0-3%	UBS	-	9/20/2013	830
360,000	TABX.HE.07-1.06-
	2.BBB-.40-100,
	5/25/2046	Merrill Lynch	0.72	5/25/2046	(12,240)
Total					(75,101)

36

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At April 30, 2007, accumulated net unrealized appreciation on investments was $344,763, consisting of $391,109 gross unrealized appreciation and $46,346 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

T h e F u n d 37

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Dreyfus Premier
Tax Managed
Growth Fund

SEMIANNUAL REPORT April 30, 2007

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
27	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Tax Managed Growth Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Tax Managed Growth Fund, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as a cooling housing market took its toll on consumer and business spending, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.”Yet, labor markets remained relatively strong and the general markets continued toward record price levels. Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly rising unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, continued high pace of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher-quality stocks.We expect these developments to produce both challenges and opportunities in the financial markets, and your financial advisor can help determine the appropriate investments for you and position your investment portfolio for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform
relative to its benchmark?

For the six-month period ended April 30, 2007, the fund produced total returns of 7.26% for Class A shares, 6.90% for Class B shares, 6.85% for Class C shares, 7.34% for Class R shares and 7.16% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced an 8.60% total return for the same period.2

Despite occasional bouts of heightened volatility, the U.S. stock market generally rallied, with the S&P 500 Index ending the reporting period close to the record high set in March 2000. However, the fund lagged its benchmark, primarily due to relatively lackluster returns from large pharmaceutical companies.

Effective 6/1/07, Class R shares will be renamed Class I shares.

What is the fund’s investment approach?

The fund invests primarily in well-established, multinational companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Investors’ concerns regarding potentially overheated economic growth and intensifying inflationary pressures had largely subsided by the start of the reporting period as U.S. housing markets cooled and energy prices fell.The Federal Reserve Board lent credence to a more benign inflation outlook when it continued to refrain from raising short-term interest rates. These factors, together with strong corporate earnings, helped fuel a rally through the end of February, when turbulence in Chinese equity markets and the U.S. sub-prime mortgage market triggered a sharp correction.The sell-off proved to be relatively short-lived, and the stock market rebounded in late March and April. As a result, the S&P 500 Index ended the reporting period just shy of its all-time high set at the peak of the technology boom in June 2000.

Although the fund participated in the market’s advance to a significant degree, its performance relative to the benchmark was undermined by its holdings of large pharmaceutical companies. Our emphasis on major drug developers reflects our long-term view that an aging population and medical advances are likely to boost drug sales and profits over time. However, the reporting period saw large pharmaceutical stocks, such as Johnson & Johnson and Pfizer, underperform the overall market.

The fund delivered better results in other economic sectors. An overweighted position among energy companies helped the fund achieve attractive results from integrated oil producers, including Exxon Mobil and ConocoPhillips. Relatively low inventories and limited refinery capacity helped boost commodity prices and energy producers’ earnings. In the financials sector,banking giant Citigroup fared well after announcing a major restructuring plan designed to unlock shareholder value. In addition, stabilizing interest rates helped produce positive year-over-year earnings comparisons for large banks. The fund’s performance in the consumer staples sector benefited from the spin-off of food producer Kraft Foods, Cl.A from tobacco leader Altria Group. Food and beverage giants Nestle and The Coca Cola Company also posted attractive gains.

Although our tax-conscious investment approach tends to result in a relatively low turnover rate, we added a number of positions during the

4

reporting period. Additions to the fund included semiconductor manufacturer Texas Instruments, whose DSP and analog chips used in consumer electronics are in high demand.Wireless technology pioneer QUALCOMM was added in anticipation of relief from legal issues and widespread adoption of its CDMA technology. Transactions processor Automatic Data Processing is expected to benefit from the trend among corporations toward outsourcing of non-core business activities. We anticipate that wireless carrier Sprint Nextel will soon show the benefits of the merger that created the company. Finally, we believe that organic grocer Whole Foods Market will continue to grow as consumers become more health-conscious.To make room for these new holdings, we pared back the fund’s overweighted position in the energy sector.

What is the fund’s current strategy?

We have continued to invest in leading corporations for the long term. At the same time, we believe that, over the shorter term, forecasts of a more severe economic slowdown may be too pessimistic. In our judgment, positive economic fundamentals remain intact, and we expect stable short-term interest rates and ample financial liquidity to support further growth. Even if the U.S. economy proves to be weaker than we currently anticipate, valuations of large companies remain low by historical standards, and we expect increasingly risk-averse investors to favor well-established companies that produce consistent earnings under a variety of economic conditions.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Fayez Sarofim & Co. pursuant to an agreement in effect until April 4, 2008. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

T h e F u n d 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Tax Managed Growth Fund from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.48	$ 10.31	$ 10.31	$ 5.14	$ 7.76
Ending value (after expenses)	$1,072.60	$1,069.00	$1,068.50	$1,073.40	$1,071.60

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S
W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.31	$ 10.04	$ 10.04	$ 5.01	$ 7.55
Ending value (after expenses)	$1,018.55	$1,014.83	$1,014.83	$1,019.84	$1,017.31

† Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 2.01% for Class B, 2.01% for
Class C, 1.00% for Class R and 1.51% for Class T, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—100.0%	Shares	Value ($)

Consumer Discretionary—15.6%
Coca-Cola	151,000	7,880,690
Estee Lauder Cos., Cl. A	21,800	1,120,956
Hilton Hotels	25,000	850,000
Home Depot	11,000	416,570
McDonald’s	65,000	3,138,200
McGraw-Hill Cos.	118,000	7,732,540
News, Cl. A	161,000	3,604,790
Whole Foods Market	19,000	889,010
		25,632,756
Consumer Staples—24.9%
Altria Group	129,000	8,890,680
Anheuser-Busch Cos.	35,000	1,721,650
Nestle, ADR	71,800 [a]	7,132,612
PepsiCo	92,000	6,080,280
Procter & Gamble	110,000	7,074,100
Wal-Mart Stores	75,000	3,594,000
Walgreen	153,000	6,716,700
		41,210,022
Energy—16.1%
BP, ADR	20,000	1,346,400
Chevron	100,000	7,779,000
ConocoPhillips	67,000	4,646,450
Exxon Mobil	142,512	11,312,603
Total, ADR	20,000	1,473,800
		26,558,253
Financial—16.7%
American Express	50,000	3,033,500
American International Group	18,425	1,288,092
Ameriprise Financial	15,000	892,050
Bank of America	78,896	4,015,806
Citigroup	151,833	8,141,285
JPMorgan Chase & Co.	90,000	4,689,000
Merrill Lynch & Co.	37,000	3,338,510
SunTrust Banks	25,000	2,110,500
		27,508,743

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Food & Beverages—1.4%
Kraft Foods, Cl. A	67,271	2,251,560
Health Care—9.0%
Abbott Laboratories	70,000	3,963,400
Eli Lilly & Co.	30,000	1,773,900
Johnson & Johnson	97,500	6,261,450
Merck & Co.	18,000	925,920
Pfizer	73,000	1,931,580
		14,856,250
Industrial—8.7%
Emerson Electric	95,000	4,464,050
General Electric	270,000	9,952,200
		14,416,250
Information Technology—6.6%
Automatic Data Processing	25,000	1,119,000
Broadridge Financial Solutions	6,250 [b]	125,250
Intel	220,000	4,730,000
Microsoft	130,000	3,892,200
QUALCOMM	20,500	897,900
Texas Instruments	3,000	103,110
		10,867,460
Materials—.5%
Praxair	12,000	774,600
Telecommunication Services—.5%
Sprint Nextel	40,000	801,200
Total Common Stocks
(cost $113,476,488)		164,877,094

8

Investment of Cash Collateral
for Securities Loaned—4.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $6,591,240)	6,591,240 [c]	6,591,240

Total Investments (cost $120,067,728)	104.0%	171,468,334

Liabilities, Less Cash and Receivables	(4.0%)	(6,633,354)

Net Assets	100.0%	164,834,980

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At April 30, 2007, the total market value of the fund’s securities on loan is $6,419,351 and the total market value of the collateral held by the fund is $6,591,240.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Consumer Staples	24.9	Information Technology	6.6
Financial	16.7	Money Market Investment	4.0
Energy	16.1	Food & Beverages	1.4
Consumer Discretionary	15.6	Materials	.5
Health Care	9.0	Telecommunication Services	.5
Industrial	8.7		104.0

† Based on net assets.
See notes to financial statements.

T h e F u n d 9

STATEMENT OF ASSETS	AND	LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $6,419,351)—Note 1(b):
Unaffiliated issuers	113,476,488	164,877,094
Affiliated issuers	6,591,240	6,591,240
Receivable for investment securities sold		321,642
Dividends and interest receivable		173,885
Receivable for shares of Capital Stock subscribed		92,792
		172,056,653

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		209,083
Cash overdraft due to Custodian		211,178
Liability for securities on loan—Note 1(b)		6,591,240
Bank note payable—Note 2		35,000
Payable for shares of Capital Stock redeemed		172,102
Interest payable—Note 2		3,070
		7,221,673

Net Assets ($)		164,834,980

Composition of Net Assets ($):
Paid-in capital		136,593,001
Accumulated undistributed investment income—net		390,357
Accumulated net realized gain (loss) on investments		(23,548,984)
Accumulated net unrealized appreciation
(depreciation) on investments		51,400,606

Net Assets ($)		164,834,980

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	95,830,394	29,969,907	35,973,607	1,306	3,059,766
Shares Outstanding	4,903,482	1,601,935	1,930,704	66.66	158,934

Net Asset Value
Per Share ($)	19.54	18.71	18.63	19.59	19.25

See notes to financial statements.

10

STATEMENT	OF	OPERATIONS
Six Months Ended	April	30, 2007 (Unaudited )

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers (net of $55,650 foreign taxes withheld at source)	2,020,253
Affiliated issuers	6,272
Income from securities lending	5,477
Total Income	2,032,002
Expenses:
Management fee—Note 3(a)	904,452
Distribution and service plan fees—Note 3(b)	464,195
Interest expense—Note 2	3,341
Loan commitment fees—Note 2	1,925
Total Expenses	1,373,913
Less—reduction in management fee
due to undertaking—Note 3(a)	(82,223)
Net Expenses	1,291,690
Investment Income—Net	740,312

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,374,804
Net unrealized appreciation (depreciation) on investments	9,278,386
Net Realized and Unrealized Gain (Loss) on Investments	10,653,190
Net Increase in Net Assets Resulting from Operations	11,393,502

See notes to financial statements.

T h e F u n d 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment income—net	740,312	1,580,202
Net realized gain (loss) on investments	1,374,804	11,721,205
Net unrealized appreciation
(depreciation) on investments	9,278,386	8,696,888
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,393,502	21,998,295

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,141,289)	(797,828)
Class B shares	(135,137)	(339,491)
Class C shares	(194,703)	(265,125)
Class R shares	(18)	(9)
Class T shares	(28,892)	(28,024)
Total Dividends	(1,500,039)	(1,430,477)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	7,883,477	22,719,339
Class B shares	51,913	529,332
Class C shares	1,462,567	2,180,314
Class T shares	47,359	23,926
Dividends reinvested:
Class A shares	906,748	609,124
Class B shares	90,149	228,934
Class C shares	126,573	167,222
Class R shares	18	9
Class T shares	27,067	24,761
Cost of shares redeemed:
Class A shares	(11,112,811)	(46,585,565)
Class B shares	(8,487,394)	(26,957,022)
Class C shares	(3,393,376)	(12,544,820)
Class T shares	(118,743)	(1,350,694)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,516,453)	(60,955,140)
Total Increase (Decrease) in Net Assets	(2,622,990)	(40,387,322)

Net Assets ($):
Beginning of Period	167,457,970	207,845,292
End of Period	164,834,980	167,457,970
Undistributed investment income—net	390,357	1,150,084

12

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	421,515	1,343,691
Shares issued for dividends reinvested	48,724	36,230
Shares redeemed	(588,996)	(2,751,282)
Net Increase (Decrease) in Shares Outstanding	(118,757)	(1,371,361)

Class B [a]
Shares sold	2,894	32,503
Shares issued for dividends reinvested	5,043	14,162
Shares redeemed	(473,424)	(1,666,627)
Net Increase (Decrease) in Shares Outstanding	(465,487)	(1,619,962)

Class C
Shares sold	81,270	133,949
Shares issued for dividends reinvested	7,111	10,380
Shares redeemed	(189,026)	(777,873)
Net Increase (Decrease) in Shares Outstanding	(100,645)	(633,544)

Class R
Shares issued for dividends reinvested	1	1

Class T
Shares sold	2,520	1,422
Shares issued for dividends reinvested	1,475	1,492
Shares redeemed	(6,390)	(80,804)
Net Increase (Decrease) in Shares Outstanding	(2,395)	(77,890)

[a] During the period ended April 30, 2007, 206,775 Class B shares representing $3,694,217 were automatically converted to 198,014 Class A shares and during the period ended October 31, 2006, 757,718 Class B shares representing $12,217,559 were automatically converted to 725,344 Class A shares.
See notes to financial statements.

T h e F u n d 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	(Six Months Ended April 30, 2007

			Year Ended October 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	18.44	16.35	15.26	14.86	13.51	15.27
Investment Operations:
Investment income—net [a]	.11	.21	.20	.12	.10	.07
Net realized and unrealized
gain (loss) on investments	1.22	2.00	1.08	.40	1.25	(1.83)
Total from Investment Operations	1.33	2.21	1.28	.52	1.35	(1.76)
Distributions:
Distributions from
investment income—net	(.23)	(.12)	(.19)	(.12)	—	—
Net asset value, end of period	19.54	18.44	16.35	15.26	14.86	13.51

Total Return (%) [b]	7.26[c]	13.61	8.41	3.48	9.99	(11.53)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67[c]	1.36	1.36	1.35	1.35	1.35
Ratio of net expenses
to average net assets	.62[c]	1.29	1.36	1.35	1.35	1.35
Ratio of net investment income
to average net assets	.60[c]	1.20	1.22	.77	.74	.44
Portfolio Turnover Rate	3.33[c]	—	1.06	.72	3.51	7.25

Net Assets, end of period
($ x 1,000)	95,830	92,601	104,506	91,759	80,401	68,183

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

14

	(Six Months Ended April 30, 2007

			Year Ended October 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.57	15.68	14.60	14.22	13.03	14.83
Investment Operations:
Investment income (loss)—net [a]	.04	.08	.09	.00[b]	.00[b]	(.05)
Net realized and unrealized
gain (loss) on investments	1.17	1.91	1.03	.38	1.19	(1.75)
Total from Investment Operations	1.21	1.99	1.12	.38	1.19	(1.80)
Distributions:
Dividends from
investment income—net	(.07)	(.10)	(.04)	(.00)[b]	—	—
Net asset value, end of period	18.71	17.57	15.68	14.60	14.22	13.03

Total Return (%) [c]	6.90[d]	12.76	7.60	2.77	9.13	(12.14)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[d]	2.11	2.11	2.10	2.10	2.10
Ratio of net expenses
to average net assets	.99[d]	2.04	2.11	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.24[d]	.47	.60	.02	.01	(.32)
Portfolio Turnover Rate	3.33[d]	—	1.06	.72	3.51	7.25

Net Assets, end of period
($ x 1,000)	29,970	36,326	57,804	102,007	142,689	146,118

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

T h e F u n d 15

FINANCIAL HIGHLIGHTS (continued)

	(Six Months Ended April 30, 2007

			Year Ended October 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.53	15.64	14.59	14.22	13.03	14.82
Investment Operations:
Investment income (loss)—net [a]	.04	.07	.08	.00[b]	.00[b]	(.05)
Net realized and unrealized
gain (loss) on investments	1.16	1.92	1.03	.38	1.19	(1.74)
Total from Investment Operations	1.20	1.99	1.11	.38	1.19	(1.79)
Distributions:
Dividends from
investment income—net	(.10)	(.10)	(.06)	(.01)	—	—
Net asset value, end of period	18.63	17.53	15.64	14.59	14.22	13.03

Total Return (%) [c]	6.85[d]	12.80	7.54	2.73	9.13	(12.08)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[d]	2.11	2.11	2.10	2.10	2.10
Ratio of net expenses
to average net assets	1.00[d]	2.04	2.11	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.23[d]	.44	.53	.02	.01	(.31)
Portfolio Turnover Rate	3.33[d]	—	1.06	.72	3.51	7.25

Net Assets, end of period
($ x 1,000)	35,974	35,603	41,677	51,391	59,007	58,289

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	(Six Months Ended April 30, 2007

		Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	18.52	16.38	15.28	15.56
Investment Operations:
Investment income—net [b]	.13	.24	.25	.06
Net realized and unrealized
gain (loss) on investments	1.22	2.03	1.07	(.34)
Total from Investment Operations	1.35	2.27	1.32	(.28)
Distributions:
Dividends from investment income—net	(.28)	(.13)	(.22)	—
Net asset value, end of period	19.59	18.52	16.38	15.28

Total Return (%)	7.34[c]	13.94	8.73	(1.80)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	1.10	1.10	.51[c]
Ratio of net expenses to average net assets	.50[c]	1.04	1.10	.51[c]
Ratio of net investment income
to average net assets	.68[c]	1.41	1.48	.41[c]
Portfolio Turnover Rate	3.33[c]	—	1.06	.72

Net Assets, end of period ($ x 1,000)	1	1	1	1

[a]	From May 14, 2004 (commencement of initial offering) to October 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

T h e F u n d 17

FINANCIAL HIGHLIGHTS (continued)

	(Six Months Ended April 30, 2007

			Year Ended October 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	18.14	16.12	15.04	14.64	13.36	15.12
Investment Operations:
Investment income—net [a]	.09	.16	.17	.08	.07	.03
Net realized and unrealized
gain (loss) on investments	1.20	1.98	1.05	.39	1.21	(1.79)
Total from Investment Operations	1.29	2.14	1.22	.47	1.28	(1.76)
Distributions:
Dividends from
investment income—net	(.18)	(.12)	(.14)	(.07)	—	—
Net asset value, end of period	19.25	18.14	16.12	15.04	14.64	13.36

Total Return (%) [b]	7.16[c]	13.34	8.12	3.25	9.58	(11.64)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80[c]	1.61	1.61	1.60	1.60	1.60
Ratio of net expenses
to average net assets	.75[c]	1.54	1.61	1.60	1.60	1.60
Ratio of net investment income
to average net assets	.47[c]	.95	1.04	.52	.51	.18
Portfolio Turnover Rate	3.33[c]	—	1.06	.72	3.51	7.25

Net Assets, end of period
($ x 1,000)	3,060	2,927	3,857	4,641	5,135	5,615

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposal merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Effective June 1,2006, the fund no longer offers Class B

T h e F u n d 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shares, except in connection with dividend re-investment and permitted exchanges of Class B shares. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accor-

20

dance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income

T h e F u n d 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied

22

to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $24,923,788 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $8,460,297 of the carryover expires in fiscal 2010, $8,603,573 expires in fiscal 2011 and $7,859,918 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were as follows: ordinary income $1,430,477. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2007, was approximately $117,200, with a related weighted average annualized interest rate of 5.75% .

NOTE 3—Investment Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the

T h e F u n d 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. From November 1, 2006 through April 4, 2008, Sarofim & Co. has agreed to waive receipt of a portion of its sub-investment advisory fee in the

24

amount of .10% of the fund’s average daily net assets. The sub-investment advisory fee is paid by Dreyfus out of the management fee Dreyfus receives from the fund. Dreyfus is, in turn, passing the waiver by Sarofim & Co.onto the fund by waiving a portion of the management fee in that amount, .10% of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking by Sarofim & Co., amounted to $82,223 during the period ended April 30, 2007.

During the period ended April 30, 2007, the Distributor retained $2,755 and $166 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $30,874 and $1,775 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2007, Class A, Class B, Class C and Class T shares were charged $116,900, $122,109, $132,868 and $3,663, respectively, pursuant to their respective Plans. During the period ended April 30, 2007, Class B, Class C and Class T shares were charged $40,703, $44,289 and $3,663, respectively, pursuant to the Service Plan.

T h e F u n d 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $147,925, Rule 12b-1 distribution plan fees $60,531 and service plan fees $14,075, which are offset against an expense reimbursement currently in effect in the amount of $13,448.

(c) The Company and Dreyfus have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by Dreyfus in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2007, amounted to $5,492,179 and $17,543,248, respectively.

At April 30, 2007,accumulated net unrealized appreciation on investments was $51,400,606, consisting of $55,556,043 gross unrealized appreciation and $4,155,437 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval, through its annual renewal date of April 4, 2008, of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Board members also reviewed the number of shareholder accounts in the fund and the fund’s asset size.

T h e F u n d 27

INFORMATION ABOUT THE REVIEW AND	APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT	AGREEMENT (Unaudited) (continued)

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, front-end load, tax-managed funds (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the 1- to 5-year time periods ended November 30, 2006.The Board discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s performance, particularly during periods when the fund had 4th or 5th quintile rankings (the 5th quintile being the lowest performance ranking). Representatives of the Manager and Sarofim & Co. noted that high quality, mega-cap stocks had been out of favor for a long period of time but appear to have come back in favor. The Manager provided the Board with the fund’s total return performance and the quartile, percentile and rank (as provided by Lipper) of the fund’s total return within its Lipper category for the three-month, six-month, and one-year periods ended December 31, 2006. Representatives of Sarofim & Co. noted that the fund’s total return was in Lipper’s 1st or 2nd quartile (the 1st quartile being the

28

highest performance) during those periods.The Board members noted that Sarofim & Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in what generally is known as “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund was the only fund in the comparison group of funds with a “unitary fee” structure. The Board members noted that the fund’s expense ratio was higher than the fund’s Expense Group and Expense Universe medians. A representative of the Manager informed the Board members that the fund’s total expense ratio, as reported by Lipper, was as of November 30, 2006 and did not fully reflect the voluntary waiver by Sarofim & Co. of a portion of its sub-investment advisory fee (such fee paid by the Manager which, in turn, is waiving the same amount of the fund’s management fee paid by the fund) in the amount of .10% of the value of the fund’s average daily net assets which was put in place as of February

7, 2006 and continues until April 4, 2007. The waiver amount is approximately 33% of the sub-investment advisory fee Sarofim & Co. would otherwise be paid under the Sub-Investment Advisory Agreement with the Manager. Representatives of the Manager, Sarofim

& Co. and the Board members agreed that the voluntary waiver by Sarofim & Co. would be extended until April 4, 2008.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar

T h e F u n d 29

INFORMATION ABOUT THE REVIEW AND	APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT	AGREEMENT (Unaudited) (continued)

Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board

30

members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

T h e F u n d 31

INFORMATION ABOUT THE REVIEW AND	APPROVAL OF THE
FUND’S INVESTMENT MANAGEMENT	AGREEMENT (Unaudited) (continued)

  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that mate- rial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

32

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
13	Notes to Financial Statements
19	Information About the Review
and Approval of the Fund’s
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
U.S. Treasury Reserves

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks. We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the six-month period ended April 30, 2007, the fund’s Investor shares produced an annualized yield of 4.49%, and its Class R shares produced an annualized yield of 4.69% .Taking into account the effects of compounding, the annualized effective yields for the fund’s Investor shares and Class R shares were 4.59% and 4.80%, respectively.1

What is the fund’s investment approach?

The fund seeks a high level of current income consistent with stability of principal. As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

What other factors influenced the fund’s performance?

The reporting period proved to be a time of transition for the U.S. economy. After expanding at a more robust rate earlier in 2006, the reporting period began in an environment of softening housing markets, declining energy prices and slower economic growth.The Federal Reserve Board (the “Fed”) lent credence to a more benign inflation outlook as it left short-term interest rates unchanged throughout the reporting period, maintaining the overnight federal funds rate at 5.25% after more than two years of steady rate hikes.

While core inflation data remained elevated in the fall of 2006, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, U.S. GDP growth had moderated to an annualized

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

2.0% in the third quarter of the year, and declines in consumer confidence and orders for durable goods suggested that the economy continued to slow in the fourth quarter of the year, but at a pace that seemed to hold little risk of recession.

As 2007 began, some analysts began to predict that further economic weakness might compel the Fed to reduce interest rates later in the year. However, the U.S. economy appeared to gain new momentum in January, when the U.S. Department of Labor reported that weekly wages rose by a relatively robust inflation-adjusted 2.1% in 2006. Meanwhile, it was announced that the U.S. economy overall grew at an estimated 2.5% annualized rate in the fourth quarter, which generally was in line with expectations.Yet, inflation drove consumer prices higher at a relatively moderate 2.5% rate in 2006, the lowest annual increase since 2003.

The combination of moderate economic growth and subdued inflation delayed expectations of any changes in Fed policy over the winter. Indeed, some investors came to believe that the Fed would remain on the sidelines for much of 2007 as it scrutinized new economic data to assess the impact of its previous tightening campaign on the economy and inflation.The Fed did just that at its meeting in late January, when it left the federal funds rate at 5.25% for the fifth consecutive time.

Despite heightened volatility in equity markets and the well-publicized slowdown in the housing sector in late February, relatively robust job creation data and a dip in the unemployment rate to 4.5% seemed to ease fears that the long U.S. economic expansion might be ending. While consumers may be coming under greater pressure, in our view, it would be unusual to see a sharp drop-off in consumer spending while job growth remains robust.

The Fed apparently endorsed this view in late March, when it again left the federal funds rate at 5.25% . However, the wording of its accompanying announcement continued to suggest that the Fed viewed the risk

4

of inflation as greater than the risk of recession, pushing back investors’ expectations of an eventual easing of monetary policy. Economic and inflation data remained mixed in April, including a modest 1.3% estimate for annualized GDP growth in the first quarter, reinforcing investors’ views that the Fed would remain on hold for some time.

As short-term interest rates climbed early in the reporting period, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it made little sense to establish a longer maturity position.

What is the fund’s current strategy?

Although the Fed left interest rates unchanged at its May meeting, it stands ready to change monetary policy as conditions warrant. Therefore, every piece of new economic data is likely to be scrutinized by analysts for its possible impact on monetary policy, making a relatively cautious investment posture prudent, in our view.

June 1, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Reserves from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.51
Ending value (after expenses)	$1,022.50	$1,023.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.51
Ending value (after expenses)	$1,021.32	$1,022.32

† Expenses are equal to the fund’s annualized expense ratio of .70% for Investor shares and .50% for Class R shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Notes—54.0%	Purchase (%)	Amount ($)	Value ($)

7/31/2007
(cost $64,816,054)	4.95	65,000,000	64,816,054

Repurchase Agreements—45.5%

Citigroup Global Markets Holdings Inc.
dated 4/30/07, due 5/1/07 in the
amount of $21,002,917 (fully collateralized
by $7,607,000 U.S. Treasury Bonds, 6.125%,
due 11/15/27, value $8,958,133, $4,053,000
U.S. Treasury Notes, 3.25%, due 1/15/09,
value $3,993,367 and $8,689,385 U.S.
Treasury Strips, due 11/15/07, value $8,468,501) 5.00		21,000,000	21,000,000
Goldman, Sachs & Co.
dated 4/30/07, due 5/1/07 in the
amount of $12,701,588 (fully collateralized
by $11,937,000 Treasury Inflation Protected
Securities, 2.375%, due 1/15/25,
value $12,954,482)	4.50	12,700,000	12,700,000
Greenwich Capital Markets
dated 4/30/07, due 5/1/07 in the
amount of $21,002,981 (fully collateralized
by $15,745,000 U.S. Treasury Bonds,
8.50%, due 2/15/20, value $21,423,523)	5.11	21,000,000	21,000,000
Total Repurchase Agreements
(cost $54,700,000)			54,700,000

Total Investments (cost $119,516,054)		99.5%	119,516,054

Cash and Receivables (Net)		.5%	588,310

Net Assets		100.0%	120,104,364

Portfolio Summary	(Unaudited) †
	Value (%)		Value (%)

U.S. Treasury Notes	54.0	Repurchase Agreements	45.5
			99.5
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $54,700,000)—Note 1(b)	119,516,054	119,516,054
Cash		437,462
Interest receivable		633,694
		120,587,210

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		43,194
Dividend payable		439,415
Payable for shares of Capital Stock redeemed		237
		482,846

Net Assets ($)		120,104,364

Composition of Net Assets ($):
Paid-in capital		120,104,364

Net Assets ($)		120,104,364

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	98,488,827	21,615,537
Shares Outstanding	98,488,779	21,615,585

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (Unaudited)

Investment Income ($):
Interest Income	3,013,994
Expenses:
Management fee—Note 3(a)	290,130
Distribution fees (Investor Shares)—Note 3(b)	95,283
Total Expenses	385,413
Investment Income—Net, representing net income
in net assets resulting from operations	2,628,581

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2007	Year Ended
	(Unaudited)	October 31, 2006

Operations ($):
Investment Income—Net, representing net income
in net assets resulting from operations	2,628,581	4,714,032

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(2,141,169)	(3,767,909)
Class R shares	(487,412)	(946,123)
Total Dividends	(2,628,581)	(4,714,032)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	50,154,750	123,958,514
Class R shares	33,519,864	109,914,582
Dividends reinvested:
Investor shares	2,094,178	3,673,996
Class R shares	253,776	491,138
Cost of shares redeemed:
Investor shares	(46,851,421)	(128,514,091)
Class R shares	(29,798,457)	(118,008,459)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	9,372,690	(8,484,320)
Total Increase (Decrease) in Net Assets	9,372,690	(8,484,320)

Net Assets ($):
Beginning of Period	110,731,674	119,215,994
End of Period	120,104,364	110,731,674

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2007		Year Ended October 31,

Investor Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.022	.039	.020	.004	.005	.012
Distributions:
Dividends from
investment income—net	(.022)	(.039)	(.020)	(.004)	(.005)	(.012)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.25[a]	3.96	2.03	.42	.51	1.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70[a]	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	4.49[a]	3.89	2.01	.42	.51	1.20

Net Assets, end of period
($ x 1,000)	98,489	93,091	93,973	77,043	91,987	89,950

[a] Annualized.
See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2007		Year Ended October 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.023	.041	.022	.006	.007	.014
Distributions:
Dividends from
investment income—net	(.023)	(.041)	(.022)	(.006)	(.007)	(.014)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.35[a]	4.17	2.23	.62	.72	1.43

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50[a]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	4.69[a]	4.05	2.10	.63	.72	1.43

Net Assets, end of period
($ x 1,000)	21,616	17,640	25,243	82,911	60,297	65,847

[a] Annualized.
See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S. Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

14

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2006 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30, 2007, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, cus-

16

tody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2007, Investor shares were charged $95,283 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $27,473 and Rule 12b-1 distribution plan fees $15,721.

18

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on January 31 and February 1, 2007, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, no-load U.S.Treasury money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail U.S. Treasury money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended November 30, 2006, and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for each of the periods. The Board noted that when the fund’s performance was below median there was a spread of only one or two basis points between the fund’s performance and the Performance Group and Performance Universe medians.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund was the only fund in the Expense Group with a “unitary fee” structure. The Board members noted that the fund’s management fee and expense ratio were lower than or equal to their respective Expense Group medians and higher than their respective Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences

20

in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager’s performance and the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2008.

22

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	June 19, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)